PRINCIPAL FUNDS, INC.
("PFI" or the "Registrant")
Statement of Additional Information
Dated March 1, 2026 as amended and restated August 25, 2026
This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Registrant’s Prospectus. The Prospectus, which may be amended from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Prospectus dated August 25, 2026 for the Multi-Sector Income Fund and the Prospectus dated March 1, 2026 for the other series of the Registrant, set forth in the table below.
Incorporation by Reference:     Certain information included in the Registrant's Annual Report to Shareholders and Form N-CSR ( Part 1 ) ( Part 2 ) ( Part 3 ) for the fiscal year ended October 31, 2025 and the unaudited financial statements included in the Registrant's Semi-Annual Report to Shareholders and Form N-CSR for the period ended April 30, 2026 are hereby incorporated by reference into and are legally part of this SAI.
For a free copy of the current Prospectus, Semi-Annual Report, or Annual Report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 219971
Kansas City, MO 64121-9971
The Prospectus may be viewed at www.PrincipalAM.com/Prospectuses.
The ticker symbols for series and share classes begin on the next page.

Ticker Symbols by Share Class
Fund/Portfolio	A	C	J	Inst.	R-3	R-5	R-6
California Municipal	SRCMX	SRCCX		PCMFX
Core Fixed Income	CMPIX		PIOJX	PIOIX	PIOOX	PIOQX	PICNX
Core Plus Bond	PRBDX		PBMJX	PMSIX	PBMMX	PBMPX
Diversified International	PRWLX		PIIJX	PIIIX	PINRX	PINPX	PDIFX
Equity Income	PQIAX	PEUCX	PEIJX	PEIIX	PEIOX	PEIQX
Finisterre Emerging Markets Total Return Bond				PFUMX
Global Emerging Markets	PRIAX		PIEJX	PIEIX	PEAPX	PEPSX	PIIMX
Global Real Estate Securities	POSAX			POSIX	PGRKX	PGRUX	PGRSX
Government & High Quality Bond	CMPGX		PMRJX	PMRIX	PRCMX	PMREX
Government Money Market				PGVXX			PGWXX
High Yield	CPHYX	CCHIX		PHYTX			PHYFX
Inflation Protection			PIPJX	PIPIX	PIFPX	PBPPX
International Bond							PIBRX
International Equity				PINIX	PRPPX	PTPPX	PIIDX
LargeCap Growth I	PLGAX		PLGJX	PLGIX	PPUMX	PPUPX	PLCGX
LargeCap S&P 500 Index	PLSAX		PSPJX	PLFIX	PLFMX	PLFPX
LargeCap Value III			PLVJX	PLVIX	PPSFX	PPSRX
MidCap	PEMGX	PMBCX	PMBJX	PCBIX	PMBMX	PMBPX	PMAQX
MidCap S&P 400 Index			PMFJX	MPSIX	PMFMX	PMFPX	PMAPX
MidCap Value I	PCMVX		PVEJX	PVMIX	PMPRX	PABVX	PCMSX
Money Market	PCSXX		PMJXX
Multi-Sector Income (formerly, Diversified Income)	PGBAX	PGDCX		PGDIX			PGBLX
Overseas				PINZX	PINTX
Principal Capital Appreciation	CMNWX			PWCIX	PCAOX	PCAQX
Principal LifeTime Strategic Income	PALTX		PLSJX	PLSIX	PLSMX	PLSPX
Principal LifeTime 2020	PTBAX		PLFJX	PLWIX	PTBMX	PTBPX
Principal LifeTime 2025				LTSTX	LTVPX	LTPDX
Principal LifeTime 2030	PTCAX		PLTJX	PMTIX	PTCMX	PTCPX
Principal LifeTime 2035				LTIUX	LTAOX	LTPEX
Principal LifeTime 2040	PTDAX		PTDJX	PTDIX	PTDMX	PTDPX
Principal LifeTime 2045				LTRIX	LTRVX	LTRDX
Principal LifeTime 2050	PPEAX		PFLJX	PPLIX	PTERX	PTEFX
Principal LifeTime 2055				LTFIX	LTFDX	LTFPX
Principal LifeTime 2060			PLTAX	PLTZX	PLTCX	PLTOX
Principal LifeTime 2065				PLJIX	PLJCX	PLJEX
Principal LifeTime 2070			PLTLX	PLTGX	PLTDX	PLTFX
Principal LifeTime Hybrid Income			PHJFX	PHTFX			PLTYX
Principal LifeTime Hybrid 2020			PHJTX	PHTTX			PLTTX
Principal LifeTime Hybrid 2025			PHJQX	PHTQX			PLFTX
Principal LifeTime Hybrid 2030			PHJNX	PHTNX			PLZTX
Principal LifeTime Hybrid 2035			PHJJX	PHTJX			PLRTX
Principal LifeTime Hybrid 2040			PHJEX	PLTQX			PLMTX
Principal LifeTime Hybrid 2045			PHJYX	PHTYX			PLNTX
Principal LifeTime Hybrid 2050			PHJUX	PHTUX			PLJTX
Principal LifeTime Hybrid 2055			PHJBX	PLTNX			PLHTX
Principal LifeTime Hybrid 2060			PHJGX	PLTHX			PLKTX
Principal LifeTime Hybrid 2065			PHJDX	PLHHX			PLHRX
Principal LifeTime Hybrid 2070			PLKJX	PLKSX			PLKRX
Real Estate Securities	PRRAX	PRCEX	PREJX	PIREX	PRERX	PREPX	PFRSX

Ticker Symbols by Share Class
Fund/Portfolio	A	C	J	Inst.	R-3	R-5	R-6
SAM Balanced	SABPX	SCBPX	PSAJX	PSBIX	PBAPX	PSBFX
SAM Conservative Balanced	SAIPX	SCIPX	PCBJX	PCCIX	PCBPX	PCBFX
SAM Conservative Growth	SAGPX	SCGPX	PCGJX	PCWIX	PCGPX	PCWPX
SAM Flexible Income	SAUPX	SCUPX	PFIJX	PIFIX	PFIPX	PFIFX
SAM Strategic Growth	SACAX	SWHCX	PSWJX	PSWIX	PSGPX	PSGFX
Short-Term Income	SRHQX	STCCX	PSJIX	PSHIX	PSIOX	PSIQX
SmallCap	PLLAX		PSBJX	PSLIX	PSBMX	PSBPX	PSMLX
SmallCap Growth I			PSIJX	PGRTX	PPNMX	PPNPX	PCSMX
SmallCap S&P 600 Index			PSSJX	PSSIX	PSSMX	PSSPX	PSPIX
SmallCap Value II			PSMJX	PPVIX	PJARX	PLARX	PSMVX
Tax-Exempt Bond	PTEAX	PTBCX		PITEX

HISTORY OF THE FUNDS
Principal Funds, Inc. (“PFI” or the “Registrant”), a Maryland corporation, was organized as Principal Special Markets Fund, Inc. on January 28, 1993. The Registrant changed its name to Principal Investors Fund, Inc. effective September 14, 2000 and to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Registrant acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each series of the Registrant (each, a “Fund” and, together, the “Funds”) are shown in the following table.

Share Class
Fund/Portfolio	A	C	J	Inst.	R-3	R-5	R-6
California Municipal	X	X		X
Core Fixed Income	X		X	X	X	X	X
Core Plus Bond	X		X	X	X	X
Diversified International	X		X	X	X	X	X
Equity Income	X	X	X	X	X	X
Finisterre Emerging Markets Total Return Bond				X
Global Emerging Markets	X		X	X	X	X	X
Global Real Estate Securities	X			X	X	X	X
Government & High Quality Bond	X		X	X	X	X
Government Money Market				X			X
High Yield	X	X		X			X
Inflation Protection			X	X	X	X
International Bond							X
International Equity				X	X	X	X
LargeCap Growth I	X		X	X	X	X	X
LargeCap S&P 500 Index	X		X	X	X	X
LargeCap Value III			X	X	X	X
MidCap	X	X	X	X	X	X	X
MidCap S&P 400 Index			X	X	X	X	X
MidCap Value I	X		X	X	X	X	X
Money Market	X		X
Multi-Sector Income (formerly, Diversified Income)	X	X		X			X
Overseas				X	X
Principal Capital Appreciation	X			X	X	X
Principal LifeTime Strategic Income	X		X	X	X	X
Principal LifeTime 2020	X		X	X	X	X
Principal LifeTime 2025				X	X	X
Principal LifeTime 2030	X		X	X	X	X
Principal LifeTime 2035				X	X	X
Principal LifeTime 2040	X		X	X	X	X
Principal LifeTime 2045				X	X	X
Principal LifeTime 2050	X		X	X	X	X
Principal LifeTime 2055				X	X	X
Principal LifeTime 2060			X	X	X	X
Principal LifeTime 2065				X	X	X
Principal LifeTime 2070			X	X	X	X
Principal LifeTime Hybrid Income			X	X			X
Principal LifeTime Hybrid 2020			X	X			X
Principal LifeTime Hybrid 2025			X	X			X
Principal LifeTime Hybrid 2030			X	X			X
Principal LifeTime Hybrid 2035			X	X			X
Principal LifeTime Hybrid 2040			X	X			X
Principal LifeTime Hybrid 2045			X	X			X

Share Class
Fund/Portfolio	A	C	J	Inst.	R-3	R-5	R-6
Principal LifeTime Hybrid 2050			X	X			X
Principal LifeTime Hybrid 2055			X	X			X
Principal LifeTime Hybrid 2060			X	X			X
Principal LifeTime Hybrid 2065			X	X			X
Principal LifeTime Hybrid 2070			X	X			X
Real Estate Securities	X	X	X	X	X	X	X
SAM Balanced	X	X	X	X	X	X
SAM Conservative Balanced	X	X	X	X	X	X
SAM Conservative Growth	X	X	X	X	X	X
SAM Flexible Income	X	X	X	X	X	X
SAM Strategic Growth	X	X	X	X	X	X
Short-Term Income	X	X	X	X	X	X
SmallCap	X		X	X	X	X	X
SmallCap Growth I			X	X	X	X	X
SmallCap S&P 600 Index			X	X	X	X	X
SmallCap Value II			X	X	X	X	X
Tax-Exempt Bond	X	X		X
Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Global Investors, LLC (“PGI” or the “Manager”) may recommend to the Board of Directors (the “Board”), and the Board may elect, to close certain Funds to new investors or close certain Funds to new and existing investors. PGI may make such a recommendation when a Fund approaches a size where additional investments in the Fund have the potential to adversely impact Fund performance and make it increasingly difficult to keep the Fund fully invested in a manner consistent with its investment objective. PGI may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Registrant is a registered, open-end management investment company, commonly called a mutual fund. The Registrant consists of multiple investment portfolios, which are referred to as “Funds.” Each Fund has its own investment objective, strategies, and portfolio management team. As described below, each Fund has adopted a fundamental policy regarding diversification, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Fund Policies
The investment objective, principal investment strategies, and principal risks of each Fund are described in the Prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that those managing the investments of each Fund can select. Additional information is also provided about other strategies that each Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing a Fund’s investments may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from a Fund’s portfolio.
The investment objective of each Fund and, except as described below as “fundamental restrictions,” the investment strategies described in this SAI and the Prospectus are not fundamental and may be changed by the Board without shareholder approval.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in the Prospectus or SAI.
Fundamental Restrictions
Except as specifically noted, each Fund has adopted the following fundamental restrictions. Each fundamental restriction is a matter of fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund, except as permitted by the 1940 Act or other governing statute and the rules thereunder, the U.S. Securities and Exchange Commission (the “SEC”), or other regulatory agency with authority over the Funds. The 1940 Act provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares or (2) 67% or more of the Fund shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class, except when otherwise required by law or as determined by the Board.
Each Fund:
1)may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)has adopted a commodities policy, as follows:
(a)The California Municipal Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(b)The remaining Funds may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
3)may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
4)may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)may not make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)has adopted a policy regarding diversification, as follows:
(a) The Global Emerging Markets, LargeCap Growth I, Principal Capital Appreciation, and Real Estate Securities Funds have elected to be non-diversified.
(b)It is anticipated that the LargeCap S&P 500 Index Fund will be diversified in approximately the same proportions as the respective index that the Fund uses to measure its performance. Because the LargeCap S&P 500 Index Fund seeks to track the performance of the securities included in its respective index, it is possible that LargeCap S&P 500 Index Fund may change from diversified to non-diversified as a result of a change in relative market capitalization or weighting of one or more constituents of the Fund’s index. In such an instance, shareholder approval will not be sought when the LargeCap S&P 500 Index Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weightings of one or more constituents of the LargeCap S&P 500 Index Fund’s index.
(c)All other Funds have elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)has adopted a concentration policy, as follows:
(a)The Global Real Estate Securities and Real Estate Securities Funds will concentrate their investments in a particular industry or group of industries as described in the Prospectus.
(b)The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds will not concentrate their investments in a particular industry or group of industries, except to the extent that their related Index is also so concentrated.
(c)The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
8)may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Except as specifically noted, each Fund has also adopted the following non-fundamental restrictions. Non-fundamental restrictions are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:
1)Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days, except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time; however:
(a)The Government Money Market and Money Market Funds may each not invest more than 5% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days, except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.
(b)International Equity Fund, the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and the Strategic Asset Management (SAM) Portfolios have not adopted this non-fundamental restriction.
2)Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings.
(a)With respect to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and Strategic Asset Management (SAM) Portfolios, the deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
(b)For all Funds, the deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
(c)International Equity Fund has not adopted this non-fundamental restriction.

3)Invest in companies for the purpose of exercising control or management.
(a)International Equity Fund has not adopted this non-fundamental restriction.
4)Invest more than 25% of its assets in foreign securities; however:
(a)The High Yield Fund may not invest more than 35% of its assets in foreign securities;
(b)The Diversified International, Finisterre Emerging Markets Total Return Bond, Global Emerging Markets, Global Real Estate Securities, International Bond Fund, Money Market, Multi-Sector Income, and Overseas Funds each may invest up to 100% of its assets in foreign securities;
(c)The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested;
(d)The California Municipal, Government & High Quality Bond, Government Money Market, and Tax-Exempt Bond Funds may not invest in foreign securities; and
(e)International Equity Fund, the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and the Strategic Asset Management (SAM) Portfolios have not adopted this non-fundamental restriction.
5)Invest more than 5% of its total assets in real estate limited partnership interests.
(a)The Global Real Estate Securities, International Equity, Multi-Sector Income, and Real Estate Securities Funds and the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and the Strategic Asset Management (SAM) Portfolios have not adopted this non-fundamental restriction.
6)Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company, except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC Rules adopted under the 1940 Act, or exemptions granted by the SEC. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
(a)The Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and the Strategic Asset Management (SAM) Portfolios have not adopted this non-fundamental restriction.
International Equity Fund has adopted additional non-fundamental restrictions as noted below. The Fund:
1)may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
2)may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
Non-Fundamental Policy - Rule 35d-1 under the 1940 Act - Investment Company Names
Except as specifically noted, each Fund has also adopted a non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry, or geographic region (as described in the Prospectus) as suggested by the name of the Fund.
This policy applies at the time of purchase. A Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental policy, each Fund tests market capitalization ranges monthly.

For purposes of testing this requirement with respect to:
•Forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency: the value of such contracts and investments may include the Fund’s investments in cash and/or cash equivalents to the extent such cash and/or cash equivalents are maintained with respect to the Fund’s exposure under its forward foreign currency contracts and similar investments.
•Derivatives instruments: each Fund will typically count the mark-to-market value of such derivatives. However, a Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single-name equity swaps that are “fully paid” (equity swaps in which cash and/or cash equivalents are posted as collateral for the purpose of covering the full notional value of the swap), each Fund will count the value of such cash and/or cash equivalents.
In addition, if a Fund's policy is to invest in a certain type of security, the Fund may gain exposure to that type of investment through derivatives or other instruments.
•Investments in underlying funds (including ETFs): each Fund will count all investments in an underlying fund toward the requirement as long as 80% of the value of such underlying fund’s holdings focus on the particular type of investment suggested by the Fund name.
The California Municipal, Diversified International, Inflation Protection, Multi-Sector Income, Principal Capital Appreciation, Short-Term Income, and Tax-Exempt Bond Funds, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and Strategic Asset Management (SAM) Portfolios have not adopted this non-fundamental policy.
The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.
The Money Market Fund has also not adopted this non-fundamental policy as it is subject to Rule 2a-7 of the 1940 Act. The Government Money Market Fund has adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its nets assets, plus any borrowings for investment purposes, in government securities and repurchase agreements that are collateralized by government securities. As a government money market fund, the Government Money Market Fund must also meet a separate requirement, pursuant to Rule 2a-7 of the 1940 Act, to invest at least 99.5% of its total assets in cash, government securities, and or repurchase agreements that are collateralized fully.
The Tax-Exempt Bond Fund has also adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments, Industry Concentration, and Loans
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Commodity-Related Investments and Commodity Interests
All Funds Except the Finisterre Emerging Markets Total Return Bond Fund
Under the 1940 Act, a fund’s registration statement must recite the fund’s policy with regard to investing in commodities. Each Fund may invest in commodities and commodity interests to the extent permitted by applicable law and under its fundamental and non-fundamental policies and restrictions. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each of the Funds under Rule 4.5, PGI is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”) as it specifically relates to PGI’s operations with respect to the Funds, and, therefore, is not subject to registration or regulation under the CEA with respect to the operation of the Funds.
The CFTC amended Rule 4.5 exclusions for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a registered investment advisor is excluded from the definition of “commodity pool operator” with respect to the operation of a registered investment company if the fund's use of futures contracts, options on futures contracts, and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts, and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary for PGI to comply with the CEA and rules the CFTC has adopted under it with respect to the operation of the Funds.
Finisterre Emerging Markets Total Return Bond Fund
Based on its current investment strategies, the Finisterre Emerging Markets Total Return Bond Fund is deemed to be a “commodity pool” under the CEA, and PGI is considered a “commodity pool operator” with respect to the Fund. PGI is, therefore, subject to dual regulation by the SEC and the CFTC. The CFTC or the SEC could alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures, and currency futures) or options on commodity futures or swaps transactions by investment companies, including this Fund.
Industry Concentration
"Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International (MSCI)/Standard & Poor’s Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the SEC, or any other reasonable industry classification system.
•Each Fund interprets its policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. To the extent a Fund invests its assets in underlying investment companies, 25% or more of such Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investments in one or more underlying investment companies.
•For purposes of this restriction, government securities (such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities) are not subject to the Funds’ industry concentration restrictions.
•Each Fund views its investments in municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Loans
A Fund may not make loans to other persons, except (i) as permitted by the 1940 Act and the Rules and Regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC Staff, or other authority of competent jurisdiction, or (ii) pursuant to exemptive or other relief or permission from the SEC, SEC Staff, or other authority of competent jurisdiction. Generally, this means the Funds are typically permitted to make loans but must take into account potential issues such as liquidity, valuation, and avoidance of impermissible transactions. Examples of permissible loans include (a) the lending of its portfolio securities, (b) the purchase of debt securities, loan participations, and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, (c) the entry into a repurchase agreement (to the extent such entry is deemed to be a loan), and (d) loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

Other Investment Strategies and Risks
Artificial Intelligence
The capabilities and use of artificial intelligence (“AI”) are rapidly increasing. AI may be utilized by the Funds’ advisor and/or sub-advisors; by issuers in which the Funds invest; or by the Funds’ service providers. AI technologies rely heavily on the collection and analysis of large amounts of data and complex algorithms, and it is possible that AI may produce inaccurate, biased, misleading, or incomplete outputs that could lead to adverse effects for the advisor and/or sub-advisor, issuers, and/or service providers using such technologies. These adverse effects may include reputational harm, legal liability, disruptions to business operations, and/or operational errors and investment losses by users of AI technologies, all of which could impact the Funds. AI also could face regulatory scrutiny in the future, which could limit its development and use. It is impossible to predict the full extent of risks that could impact the Funds from the development and use of AI.
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Contingent Convertible Securities (“CoCos”)
A Fund may invest in contingent convertible securities (“CoCos”). CoCos are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:
•The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.
•CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.
•CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves, or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.
•The value of CoCos is unpredictable and is influenced by many factors, including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial, and political events that affect the issuer, its particular market, or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and, as a result, negative information of one issuer may cause decline in the value of CoCos of many other issuers.
Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off, or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery, even if the issuer remains in existence.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of those managing the fund’s investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, including, for example, new or revised laws or regulations, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund’s investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
Each Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse, or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary business and personal information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability to buy or sell Fund shares, the inability to calculate a Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber-attacks. Cyber security risks may also affect issuers of securities in which a Fund invests, potentially causing the Fund’s investment in such issuers to lose value. Despite cyber security protocols and other risk management processes, there can be no guarantee that a Fund will avoid losses relating to cyber security risks or other information security breaches. The rapidly increasing capabilities and use of artificial intelligence (as discussed under "Artificial Intelligence"), including by bad actors, could exacerbate these risks.
Derivatives
Options on Securities and Securities Indices
Funds may write (sell) and purchase call and put options on securities and on securities indices. Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities that the Fund plans to purchase, or to generate additional revenue.
•Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

•Over the Counter (“OTC”) Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.
•FLexible EXchange Options (“FLEX Options”). FLEX Options are customized options contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European-style options, which are exercisable only at the expiration date, versus American-style options, which are exercisable any time prior to the expiration date), and expiration dates, while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of the OTC option positions.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.
Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
A Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, a Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Each Fund engages in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund’s investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. A Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than a Fund's ability to terminate exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
Funds may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Funds may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Funds may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Funds may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

Futures Contracts. Funds may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, a Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund’s successful use of futures contracts is subject to the ability of those managing the fund’s investments to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. A Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Debt-Linked and Equity-Linked Securities
Each Fund may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
Funds may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Funds may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund’s custodian or on the Fund’s records. The Funds do not consider a security covered by a spread option to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

Swap Agreements and Options on Swap Agreements
Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. Funds may also enter into options on swap agreements (“swap options”).
Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
•Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
•Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.
•Index Swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).
•Total Return Swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.
•Commodity Swap Agreements. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the Secured Overnight Financing Rate (SOFR) or a similar reference rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

•Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
•Investment Pools. Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
•Contracts for Differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

•Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. Funds may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Funds may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund).
Risks Associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund’s investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund’s investments. Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund’s investments based on various factors, including:
•the frequency of trades and quotations,
•the number of dealers and prospective purchasers in the marketplace,
•dealer undertakings to make a market,
•the nature of the security (including any demand or tender features), and
•the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.

Valuing Swap Agreements. For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
All Funds except the Finisterre Emerging Markets Total Return Bond Fund. CFTC Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” under the CEA if its use of futures contracts, options on futures contracts, and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts, and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and the rules the CFTC has adopted under it
Finisterre Emerging Markets Total Return Bond Fund. The Finisterre Emerging Markets Total Return Bond Fund is deemed to be a regulated “commodity pool” under the CEA and, as a result, may invest in futures contracts, options on futures contracts, and swaps in excess of the limitations imposed by the CFTC under Rule 4.5.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy.
Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.

Environmental, Social, and Governance Factors in the Selection of Portfolio Securities
(Applicable to all Funds or portions of the Funds, other than California Municipal Fund, Government & High Quality Bond Fund, Government Money Market Fund, Inflation Protection Fund, LargeCap S&P 500 Index Fund, Midcap S&P 400 Index Fund, the portion of MidCap Value I Fund managed by Victory Capital Management Inc., Money Market Fund, Small Cap Fund, and SmallCap S&P 600 Index Fund.)
The portfolio managers of the Funds consider one or more environmental, social, and/or governance (“ESG”) factors along with other, non-ESG factors in making investment decisions. The consideration of ESG factors is intended to further the stated objective of the particular Funds. These ESG factors are generally no more significant than other factors in the investment selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular investment in the portfolio. By way of example, environmental factors can include one or more of the following: climate change, natural resources, pollution and waste, and environmental opportunities. Social factors can include one or more of the following: human capital, product liability, stakeholder opposition, and social opportunities. Governance factors can include corporate governance and/or corporate behavior. Integration of ESG factors is qualitative and subjective by nature. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor. Further, there is no assurance that any strategy or integration of ESG factors will be successful or profitable.
Further, the portfolio managers of the Finisterre Emerging Markets Total Return Bond Fund and a portion of the emerging market debt investments in the Multi-Sector Income Fund use filtering techniques based on ESG criteria, which can result in the exclusion of companies that have exposures to certain controversial sectors. The exclusion of companies from the investable universe may, under certain circumstances, detract from investment performance.
Fixed-Income Securities
ETNs
Certain funds may invest in, or sell short, exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.
ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may also be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Funding Agreements
Some Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as SOFR or a similar reference rate). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.
Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Inflation-Indexed Bonds
Some Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.

Structured Notes
Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund’s investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
Each Fund may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. Each Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
Each Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund’s investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, each Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability, or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability; military action or unrest; or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund’s investments.
A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). VIEs are not formally recognized under Chinese law and are subject to risks, such as the risk that China could cease to allow VIEs, could impose new restrictions on VIEs, or could deem the contractual arrangements of VIEs unenforceable. These risks could limit or eliminate the remedies and rights available to VIEs and their investors, such as a fund. If these risks materialize, the value of a fund’s investments in VIEs could be adversely affected, and a fund could incur significant losses with no available recourse.

Investments in Stock Connect and Bond Connect
Funds may invest in China A shares, which are shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Trading through Stock Connect is subject to numerous restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and adversely affect the Fund’s performance, such as the following:
•China A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules, regulations, and restrictions. Such securities may lose their eligibility, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Market volatility and settlement difficulties in the China A share markets may result in significant fluctuations in the prices and liquidity of the securities traded on such markets. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Fund.
•Stock Connect is generally only available on business days when both the China and Hong Kong markets are open and when banking services are available in both markets on the corresponding settlement days. As a result, a Fund may not be able trade when it would be otherwise attractive to do so, and the Fund may not be able to dispose of its China A shares in a timely manner.
•Investing in China A shares is subject to Stock Connect’s clearance and settlement procedures, which could pose risks to the Fund. Certain requirements must be completed before the market opening, or a Fund cannot sell the shares on that trading day. Stock Connect also imposes quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. Once the daily quota is reached, orders to purchase additional China A shares through Stock Connect will be rejected. Such restrictions could limit a Fund’s ability to sell its China A shares in a timely manner, or to sell them at all.
•If a Fund holds 5% or more of a China A share issuer’s total shares through Stock Connect investments, the Fund must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. All accounts managed by the Funds’ Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.
•Stock Connect uses an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Fund’s advisor to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker.
•China A shares purchased through Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, and not the Fund’s name as the beneficial owner. Therefore, a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A shares may be limited. While Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve.
•The Fund’s investments in China A shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. If the depository of the SSE and the SZSE defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process.
•Fees, costs and taxes imposed on foreign investors (such as the Fund) may be higher than comparable fees, costs and taxes imposed on owners of other securities that provide similar investment exposure. Trades using Stock Connect may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. Uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund, and the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

•Because trades of eligible China A shares on Stock Connect must be settled in Renminbi (RMB), the Chinese currency, Funds investing through Stock Connect will be exposed to RMB currency risks. The ability to hedge RMB currency risks may be limited. The RMB is subject to exchange control restrictions, and the Fund could be adversely affected by delays in converting currencies into RMB and vice versa.
•Because Stock Connect is in its early stages, the effect on the market for trading China A shares with the introduction of numerous foreign investors is currently unknown. Stock Connect is relatively new and may be subject to further interpretation and guidance. There can be no assurance as to Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). Investments using Bond Connect are subject to risks similar to those described above with respect to Stock Connect.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the "UK") departed the EU on January 31, 2020 (commonly referred to as "Brexit"). As a result of Brexit, the UK may be less stable than it had been in prior years, and investments in the UK may be more volatile due to economic uncertainty and currency exchange rate fluctuations. The impact of these actions by European countries, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and has experienced earthquakes and tsunamis that have significantly affected important elements of its infrastructure. Due to these events, Japan’s financial markets can fluctuate dramatically. The full extent of the impact of earthquakes and tsunamis on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing markets. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Each Fund may invest a portion of its assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or “junk bonds”), which are rated at the time of purchase Ba1 or lower by Moody’s Ratings ("Moody's") and BB+ or lower by S&P Global Ratings. If the bond has been rated by only one of the rating agencies, that rating will determine the bond's rating; if the bond is rated differently by the rating agencies, the highest rating will be used; and if the bond has not been rated by either of the rating agencies, those selecting such investments will determine the bond's quality. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund’s investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund’s investments deem such securities to be the equivalent of investment-grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and those with auction rate features.
Initial Public Offerings (“IPOs”)
An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund’s portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies (including interval funds), unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as certain closed-end investment companies, do not continuously offer their shares for sale (like open-end investment companies) but instead issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. An interval fund is a type of closed-end investment company that is continuously offered at net asset value, is not listed on an exchange, and only periodically offers to repurchase a limited amount of outstanding shares from its shareholders. Investing in interval funds involves liquidity risk, and the liquidity risk is even greater in interval funds that invest in securities of companies with smaller market capitalizations, derivatives, securities with substantial market and/or credit risk, or securities that are themselves illiquid. Other types of investment companies, such as ETFs, are continuously offered at net asset value but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The fund would also continue to pay its own advisory fees and other expenses. Consequently, the fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.

Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal individual alternative minimum tax.

Municipal Bonds
Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
•Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
•Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
•    Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The California Municipal and Tax-Exempt Bond Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.
•Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
•Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund’s portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund’s portfolio would not exceed 0.50% of the value of a fund’s total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund’s investments believe present minimum credit risks. A fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund’s investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund’s portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically, such instruments carry demand features permitting the fund to redeem at par.
The fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund’s investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days’ notice, for all or any part of the fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay “exempt interest” dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy. The Tax-Exempt Bond Fund also invests in California municipal obligations.
Taxable Investments of the Municipal Funds
The California Municipal and Tax-Exempt Bond Funds may invest a portion of their assets, as described in the Prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements (“Taxable Investments”). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least “A” by S&P Global or “Prime” by Moody’s or, if not rated, must be issued by companies having an outstanding debt issue rated at least “A” by S&P Global or Moody’s; corporate bonds and debentures must be rated at least “A” by S&P Global or Moody’s. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund’s Manager, it is advisable to maintain a temporary “defensive” posture, the California Municipal and Tax-Exempt Bond Funds may invest without limitation in Taxable Investments. At other times, the following investments will not exceed 20% of the Fund’s total assets: Taxable Investments; Municipal Obligations that do not meet quality standards required for the 80% portion of the portfolio; and Municipal Obligations, the interest on which is treated as a tax preference item for purposes of the federal individual alternative minimum tax.

Insurance
The insured municipal obligations in which the California Municipal and Tax-Exempt Bond Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding, and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund’s investment portfolio or a Fund’s NAV. The Fund’s NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund’s investment policy requiring investment in insured municipal obligations will not affect the Fund’s ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Pay-in-Kind Securities
Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Fund. Active trading may generate short-term gains (losses) for taxable shareholders.
The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund/Portfolio	2025 Turnover	2024 Turnover	Comments
Principal LifeTime Hybrid 2055 Fund	33.7%	16.8%	Turnover increased in 2025 due to higher cash flows and therefore more trading compared to 2024.
SAM Balanced Portfolio	44.7%	17.3%	Turnover increased in 2025 due to allocation changes over the year.
SAM Conservative Growth Portfolio	41.9%	18.3%	Turnover increased in 2025 due to allocation changes over the year.
SAM Strategic Growth Portfolio	44.8%	18.2%	Turnover increased in 2025 due to allocation changes over the year.

Preferred Securities
Preferred securities can include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, baby bonds, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
•Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.
•Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
•Floating Rate Preferred Securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”).
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
Each Fund may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund’s investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund’s investments.
Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by PGI as the Funds’ valuation designee, subject to the Board’s oversight. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts’ expenses.
Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below-investment-grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.
Each Fund may invest in credit risk transfer securities ("CRTs"), which transfer the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer. Government-sponsored enterprises, such as Fannie Mae or Freddie Mac, primarily issue CRTs. CRTs trade in an active over the counter market facilitated by well-known investment banks. Though an active over-the-counter ("OTC") market for trading exists, CRTs may be less liquid than exchange-traded securities. CRTs are unguaranteed and unsecured fixed- or floating-rate general obligations. Holders of CRTs receive compensation for providing credit protection to the issuer. The issuer of the CRT selects the pool of mortgage loans based on that entity’s eligibility criteria, and the performance of the CRTs will be directly affected by the selection of such underlying mortgage loans. The risks associated with an investment in a CRT differ from the risks of investing in mortgage-backed securities issued by government entities or issued by private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. Accordingly, investors in CRTs could lose some or all of their investment if the underlying mortgage loans default.
Each Fund may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a “cover pool”), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.

Each Fund may enter into “TBA Transactions” to purchase or sell mortgage-backed securities for a fixed price at a future date. In a TBA Transaction, a seller, for example, agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.
Each Fund may invest in interest-only (“IO”) securities. IO securities are part of a sub-set of CMOs that split apart interest and principal payments from their underlying mortgages to fund payments to separate classes of securities. IO securities receive all of the interest payments from the pool of mortgages backing the securities. Another class of securities (principal-only or “PO” securities) will receive the principal payments from the same pool. The yield to maturity of IO securities is particularly sensitive to prepayment risk, since the interest payments made in respect of a pool of mortgages diminish proportionately as the principal amounts of those mortgages are repaid.
Each Fund may also invest in inverse IO securities. Inverse IO securities, like IO securities, are funded by interest payments from a pool of mortgages; however, in an inverse floating structure, the relative payments between the inverse-IO and floater (i.e., the class funded primarily by principal payments) security classes are adjusted based on the current level of a floating interest rate. If the floating rate increases, payments on the inverse-IO class are reduced (to the benefit of the floater class), and if the floating rate decreases, payments on the inverse-IO class are increased (at the expense of the floater class).
Short Sales
A short sale involves the sale by a fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. A fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. Each fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Special Purpose Acquisition Companies (“SPACs”)
Each Fund may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.

SPACs are also subject to the following additional risks:
•The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter and may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.
•SPAC sponsors may have a potential conflict of interest to complete a deal that may be unfavorable for other investors in the SPAC. For example, SPAC sponsors often own warrants to acquire additional shares of the company at a fixed price, and the exercise by the SPAC sponsor of its warrants may dilute the value of the equity interests of other investors in the SPAC.
•Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
•Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
•Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Supranational Entities
Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
The Government Money Market and Money Market Funds invest all of their available assets in money market instruments maturing in 397 days or less, with certain exceptions permitted by applicable regulations. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that each Fund may purchase:
•U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
•U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
•U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.
•Bank Obligations - Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund’s investments, are of comparable quality. A Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund’s investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
•Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
•Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity, with certain exceptions permitted by applicable regulations.
•Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
•Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

U.S. Government and U.S. Government-Sponsored Securities
U.S. government securities refers to a variety of debt securities issued by or guaranteed by the U.S. Treasury, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), and are supported by the full faith and credit of the United States meaning that the U.S. government is required to repay the principal in the event of default. Others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. The U.S. government does not guarantee the market price of any U.S. government security.
Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.
U.S. government securities and U.S. government-sponsored securities may be adversely impacted by changes in interest rates or a default by or decline in the credit rating of the applicable government-sponsored entity. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

LEADERSHIP STRUCTURE AND BOARD
PFI's Board has overall responsibility for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. Each Board Member serves on the Boards of the following investment companies: Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), and Principal Exchange-Traded Funds (“PETF”), which are collectively referred to in this SAI as the “Principal Funds.” The Principal Funds are part of a "Fund Complex," which is comprised of the Principal Funds (PFI, PVC, and PETF), Principal Real Asset Fund, and Principal Private Credit Fund. Board Members who are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Principal Funds are considered “interested persons” of the Funds (as defined in the 1940 Act) and are referred to in this SAI as “Interested Board Members.” Board Members who are not Interested Board Members are referred to as “Independent Board Members.”
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Principal Funds. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Principal Funds.
The Board meets in regularly scheduled meetings throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Board Members also meet annually to consider renewal of advisory contracts.
The Chairman of the Board is an interested person of the Principal Funds. The Independent Board Members have appointed a Lead Independent Board Member whose role is to review and approve, with the Chairman, each Board meeting’s agenda and to facilitate communication between and among the Independent Board Members, management, and the full Board. The Board’s leadership structure is appropriate for the Principal Funds given its characteristics and circumstances, including the number of portfolios, variety of asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the following Committees, which report their activities to the Board on a regular basis.

Committee Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
15(c) Committee Padelford L. Lattimer, Chair Daniel J. Beckman Katharin S. Dyer Karen McMillan	The Committee’s primary purpose is to assist the Board in performing the annual review of the Funds’ advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee is responsible for requesting and reviewing related materials.	3
Audit Committee Frances P. Grieb, Chair Sharmila Chatterjee Craig Damos Victor L. Hymes	The Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Principal Funds' accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Principal Funds' financial statements; 2) the Principal Funds' compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Principal Funds' independent registered public accountants. The Audit Committee also facilitates communication among the independent registered public accountants, PGI’s internal auditors, Principal Funds management, and the Board.	8
Executive Committee Kamal Bhatia, Chair Craig Damos Kenneth A. McCullum	The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the Principal Funds' business except the power to 1) issue stock, except as permitted by law; 2) recommend to the shareholders any action that requires shareholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange that does not require shareholder approval.	None
Nominating and Governance Committee Victor L. Hymes, Chair Craig Damos Frances P. Grieb Thomas A. Swank	The Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee’s nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Principal Funds. Recommendations should be submitted in writing to the Principal Funds Secretary, in care of the Principal Funds, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Funds as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
	When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an “interested person” of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.	5
Operations Committee Thomas A. Swank, Chair Daniel J. Beckman Katharin S. Dyer Padelford L. Lattimer	The Committee’s primary purpose is to review and oversee the provision of administrative and distribution services to the Principal Funds, communications with the Principal Funds' shareholders, and the Principal Funds' operations.	4

Risk oversight forms part of the Board’s general oversight of the Principal Funds. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Principal Funds and principal service providers. As part of its regular oversight functions, the Board, directly or through a committee, interacts with and reviews reports from, among others, management, sub-advisors, the Chief Compliance Officer, the independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of management and PGI, reviews investment policies and risks in connection with its review of Principal Funds performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has designated PGI as the Funds’ valuation designee, as permitted by SEC Rule 2a-5, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Funds, subject to the Board’s oversight. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Funds’ valuation designee.
Each Board Member has significant prior senior management and/or board experience. Board Members are selected and retained based upon their skills, experience, judgment, analytical ability, diligence, and ability to work effectively with other Board Members, a commitment to the interests of shareholders, and, for each Independent Board Member, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who build upon the Board’s diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Board Member. As required by rules adopted under the 1940 Act, the Independent Board Members select and nominate all candidates for Independent Board Member positions.
Independent Board Members
Daniel J. Beckman. Mr. Beckman has served as an Independent Board Member of the Principal Funds since 2026. He served as President of Ameriprise Trust Company from 2024 to 2025. Mr. Beckman served as the President and Principal Executive Officer of the Columbia Funds and Columbia Acorn/Wanger Funds from 2021 to 2025. From 2015 to 2025, he served as Vice President of Columbia Management Investment Advisers, LLC. Mr. Beckman also served as a Director of Columbia Management Investment Distributors, Inc. from 2018 to 2025. Through his education, employment experience, and experience as a board member, Mr. Beckman is experienced with financial, regulatory, and investment matters.
Sharmila Chatterjee. Ms. Chatterjee has served as an Independent Board Member of the Principal Funds since 2025. She is the Founder of Aligned Capital Investing, LLC. Ms. Chatterjee served as Vice President and Head of Asset Owner Solutions at Nasdaq, Inc. from 2021 to 2023. From 2014 to 2019, Ms. Chatterjee served as Deputy Chief Investment Officer, Texas Employees Retirement Fund. Ms. Chatterjee is a licensed attorney and Certified Public Accountant. She is also faculty for the Institutional Limited Partner Association Institute. Through her education, employment experience, and experience as a board member, Ms. Chatterjee is experienced in financial, regulatory, accounting, and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Principal Funds since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting, LLC (doing business as Craig Damos Consulting). He has also served as a Director of the employees’ stock ownership plan of the Baker Group since 2020. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006 to 2010; Vertical Growth Officer of Weitz Company from 2004 to 2006; and Chief Financial Officer of Weitz Company from 2000 to 2004. From 2005 to 2008, Mr. Damos served as a Director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory, and investment matters.
Katharin S. Dyer. Ms. Dyer has served as an Independent Board Member of the Principal Funds since 2023. She is the Founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a Director of Liquidity Services and the Grameen Foundation. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.

Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Principal Funds since 2023. Ms. Grieb currently serves as a Director of the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2022 to 2025, she served as a Director of First Interstate BancSystem, Inc. and from 2014 to 2022, she served as a Director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.
Victor L. Hymes. Mr. Hymes has served as an Independent Board Member of the Principal Funds since 2020. He currently serves as Founder, Chief Executive Officer, and Chief Investment Officer of Legato Capital Management, LLC. Over the past thirty years, Mr. Hymes has served in the roles of Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, portfolio manager, and other senior management positions with investment management firms, including Zurich Scudder Investments, Inc., Goldman, Sachs & Co., and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards and has chaired four investment committees over the past two decades. Through his education, employment experience, and experience as a board member, Mr. Hymes is experienced with financial, accounting, regulatory, and investment matters.
Padelford L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Principal Funds since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience, and experience as a board member, Mr. Lattimer is experienced with financial, regulatory, and investment matters.
Karen McMillan. Ms. McMillan has served as an Independent Board Member of the Principal Funds since 2014. She served as a Managing Director of Patomak Global Partners, LLC from 2014 to 2021. From 2007 to 2014, Ms. McMillan served as General Counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991 to 1999, she served in various roles as counsel at the SEC, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment, and regulatory matters.
Thomas A. Swank. Mr. Swank has served as an Independent Board Member of the Principal Funds since 2024. From 2015 to 2023, Mr. Swank served as the Chief Executive Officer and President of Wellabe, formerly American Enterprise Group, Inc. He has served as the Chairman of the Board for Wellabe since 2023 and as a Director since 2015. Mr. Swank has also served as a Director on the Director Forum 500 - American Council of Life Insurers since 2015. Through his education, employment experience, and experience as a board member, Mr. Swank is experienced with financial, accounting, regulatory, and investment matters.
Interested Board Members
Kamal Bhatia. Mr. Bhatia has served as Chair of the Principal Funds since 2023. He has also served as President and Chief Executive Officer of the Principal Funds since 2019. Since February 2024, Mr. Bhatia has served as the President and Chief Executive Officer for Principal Asset ManagementSM. He served as Senior Executive Managing Director - Global Head of Investments for Principal Asset ManagementSM in 2023 and a Senior Executive Director and Chief Operating Officer of Principal Asset ManagementSM from 2019 to 2023. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019, he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as a Board Member of the Principal Funds since 2023. Mr. McCullum has served as Executive Vice President and Chief Risk Officer for Principal® since 2023. Prior to that, he served as Senior Vice President and Chief Risk Officer for Principal® from 2020 to 2023 and Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015, Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.

Additional Information Regarding Board Members and Officers
The following tables present additional information regarding the Board Members and Principal Funds officers, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. For each Board Member, the tables also include information concerning other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act.

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Daniel J. Beckman 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2026) Trustee, PETF (since 2026)	President, Ameriprise Trust Company (2024-2025); President and Principal Executive Officer, Columbia Funds (2021-2025); Vice President, Columbia Management Investment Advisers, LLC (2015-2025); Vice President - Head of North America Product, Columbia Management Investment Advisers, LLC (2015-2023); President and Principal Executive Officer, Columbia Acorn/Wanger Funds (2021-2025)	124	Columbia Funds (170 Portfolios) (2021-2025); Ameriprise Trust Company (2016-2025); Columbia Management Investment Distributors, Inc. (2018-2025)
Sharmila Chatterjee 711 High Street Des Moines, IA 50392 1973	Director, PFI and PVC (since 2025) Trustee, PETF (since 2025)	Founder and Consultant, Aligned Capital Investing, LLC (consulting services); Vice President and Head of Asset Owner Solutions, Nasdaq, Inc. (financial services) from 2021-2023	124	Calamos Aksia Private Market Funds (2023-2025); Greenbacker Energy (GREC II Fund) (2022-2025); GRIID Infrastructure (2024-2024); Foundation Credit Opportunities (2019-2023)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020) Director, PFI and PVC (since 2008) Trustee, PETF (since 2014)	President, C.P. Damos Consulting, LLC (consulting services)	124	Principal Real Asset Fund (2019-2024)
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Founder and Chief Executive Officer, PivotWise (consulting services)	124	Liquidity Services, Inc. (2020-present); Principal Real Asset Fund (2023-2024)
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Retired	124	First Interstate BancSystem, Inc. (2022-2025); Principal Real Asset Fund (2023-2024); Great Western Bancorp, Inc. and Great Western Bank (2014-2022)
Victor L. Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020)	Founder, CEO, CIO, Legato Capital Management, LLC (investment management company)	124	Principal Real Asset Fund (2020-2024)

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Padelford L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020)	Managing Partner, TBA Management Consulting LLC (management consulting and staffing company)	124	Principal Real Asset Fund (2020-2024)
Karen McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014)	Founder/Owner, Tyche Consulting LLC (consulting services) from 2021-2024; Managing Director, Patomak Global Partners, LLC (financial services consulting) from 2014-2021	124	Principal Real Asset Fund (2019-2024)
Thomas A. Swank 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2024) Trustee, PETF (since 2024)	Chief Executive Officer and President, Wellabe (formerly, American Enterprise Group, Inc.) (life and health insurance) from 2015-2023	124	Wellabe (formerly, American Enterprise Group, Inc.) (2015-present); Principal Real Asset Fund (2024)

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	Director and Chair, PFI and PVC (since 2023) Trustee and Chair, PETF (since 2023) Chief Executive Officer and President (since 2019)	Principal Financial Group* President and Chief Executive Officer – Principal Asset ManagementSM (since 2024) Senior Executive Managing Director - Global Head of Investments – Principal Asset ManagementSM (2023) Senior Executive Director and Chief Operating Officer – Principal Asset ManagementSM (2019-2023)	124	Principal Real Asset Fund (2023-2024)
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Principal Financial Group* Executive Vice President and Chief Risk Officer (since 2023) Senior Vice President and Chief Risk Officer (2020-2023)	124	Principal Real Asset Fund (2023-2024)

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
George Djurasovic 711 High Street Des Moines, IA 50392 1971	Vice President and General Counsel (since 2023)	Principal Financial Group* Vice President and General Counsel – Principal Asset ManagementSM (since 2022) Artisan Partners Limited Partnership Global Chief Compliance Officer (2013-2022)
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (2021-2025)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2018-2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (2018-2025)
Ann Meiners 711 High Street Des Moines, IA 50392 1977	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2025)	Principal Financial Group* Director – Fund Accounting (since 2024) Assistant Director – Fund Accounting (2017-2024)
David P. Michalik 711 High Street Des Moines, IA 50392 1991	Counsel and Assistant Secretary (since 2025)	Principal Financial Group* Counsel (since 2025) The Northern Trust Company Second Vice President (2019-2025)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Principal Financial Group* Director – Compliance (since 2024) Chief Compliance Officer/AML Officer (2015-2024)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Tax (since 2024) Director – Accounting (2019-2024)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Assistant General Counsel (since 2026) Counsel (2022-2026) The Northern Trust Company Vice President (2019-2022)
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021)	Principal Financial Group* Managing Director – Global Head of Fund Services (since 2024) Managing Director – Global Fund Ops (2021-2024)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018)	Principal Financial Group* Chief Compliance Officer – Funds (since 2018) Vice President (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)	Principal Financial Group* Assistant Vice President and Actuary (since 2021)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Vice President and Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Principal Financial Group* Associate General Counsel (since 2024) Assistant General Counsel (2018-2024)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2019-2023)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2019-2023)

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Vice President (since 2024)
Principal Financial Group*
Executive Managing Director – Chief Business Officer
  (since 2025)
Executive Managing Director – Global Head of Operations and
  Services - Principal Asset ManagementSM (2021-2024)

Brant K. Wong 711 High Street Des Moines, IA 50392 1976	Vice President (since 2025)
Principal Financial Group*
Head of Retirement Solutions (since 2025)

J.P. Morgan Asset Management
Head of Retirement Platforms and Strategy (2022-2025)
Head of Retirement Service, Product and National Accounts
  (2019-2022)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Tax Counsel (since 2025) Assistant Tax Counsel (2017-2025)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2015-2023)
*The reference to Principal Financial Group includes positions held by the Interested Board Members / Principal Funds Officers, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth in this SAI are each Interested Board Member's / Principal Funds Officer’s title with Principal Workforce, LLC, an affiliated entity of PGI that is the payroll employer of the Interested Board Members and Principal Funds Officers.
Board Member Ownership of Securities
The following tables set forth the dollar range of the equity securities of Funds included in this SAI, and aggregate dollar range of the equity securities of the funds in the Fund Complex, that were beneficially owned by the Board Members as of December 31, 2025. As of that date, Board Members did not own shares of the Funds included in this SAI that are not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Board Members are eligible to participate in an employee benefit program that invests in the Fund Complex. Board Members who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Board Members
Fund/Portfolio in this SAI	Beckman(1)	Chatterjee(2)	Damos	Dyer	Grieb	Hymes	Lattimer	McMillan	Swank
Core Fixed Income	A	A	E	A	A	B	A	A	A
Core Plus Bond	A	A	E	A	A	A	D	A	A
Diversified International	A	A	E	A	A	E	C	A	A
Equity Income	A	A	D	A	A	A	A	A	A
Finisterre Emerging Markets Total Return Bond	A	A	E	A	A	E	A	A	A
Global Emerging Markets	A	A	A	A	A	D	C	A	A
Global Real Estate Securities	A	A	A	A	A	C	A	A	A
High Yield	A	A	A	A	A	C	A	A	A
LargeCap S&P 500 Index	A	D	A	A	A	D	A	A	A
MidCap	A	A	E	A	A	A	A	A	A
Multi-Sector Income	A	A	A	A	A	A	A	C	A
SAM Conservative Growth	A	A	E	A	A	A	A	A	A
SmallCap	A	A	C	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Director in Family of Investment Companies	E	D	E	E	E	E	E	E	E
(1)Appointment effective March 10, 2026.
(2)Appointment effective September 10, 2025.

Interested Board Members
Fund/Portfolio in this SAI(1)	Bhatia	McCullum
Diversified International	A	D
Equity Income	A	E
Global Emerging Markets	E	A
Inflation Protection	A	E
International Equity	E	A
LargeCap Growth I	A	E
LargeCap S&P 500 Index	E	E
MidCap	A	E
MidCap S&P 400 Index	A	C
Principal LifeTime Hybrid 2030	A	E
Real Estate Securities	A	D
SmallCap Growth I	E	A
SmallCap S&P 600 Index	A	C
Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Director in Family of Investment Companies	E	E
(1) Ownership through participation in an Employee Benefit Plan.
Board Member and Officer Compensation
The Principal Funds do not pay any remuneration to officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Chief Compliance Officer (“CCO”). If the proposal is adopted, these amounts are allocated across all Funds and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer.
Each Independent Board Member received compensation for service as a member of the Boards of all investment companies in the Principal Funds based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Board Member compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Principal Funds.
The following table provides information regarding the compensation received by the Independent Board Members from the Funds included in this SAI and from the Fund Complex during the fiscal year ended October 31, 2025. The Principal Funds does not provide retirement benefits or pensions to any of the Board Members.

Board Member	Funds in this SAI	Fund Complex(3)
Daniel J. Beckman(1)	$0	$0
Sharmila Chatterjee(2)	106,179	135,500
Craig Damos	354,300	454,300
Katharin S. Dyer	302,446	387,800
Frances P. Grieb	304,007	389,800
Victor L. Hymes	315,704	404,800
Padelford L. Lattimer	314,143	402,800
Karen McMillan	328,778	421,550
Thomas A. Swank	302,446	387,800
(1)Mr. Beckman was elected to the Board effective March 10, 2026.
(2)Ms. Chatterjee was elected to the Board effective September 10, 2025.
(3)"Fund Complex" includes the Principal Real Asset Fund and the Principal Private Credit Fund, which are not overseen by the Board Members, and the Board Members do not receive compensation from those Funds.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (doing business as Principal Asset ManagementSM) (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the investment advisor for the Funds. Principal Management Corporation, previously an affiliate of PGI, served as the investment advisor to the Funds prior to its merger with and into PGI on May 1, 2017.
PGI directly makes decisions to purchase or sell securities for each Fund, except for those Funds or portions of Funds for which PGI has retained a sub-advisor to provide such services, as described below.
Affiliated Persons of the Registrant Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Registrant who are also affiliated persons of PGI or affiliated advisors, see the Interested Board Members and Principal Funds Officers tables in the “Leadership Structure and Board” section.
Sub-Advisors
PGI has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays each sub-advisor a fee, which is set forth in greater detail below in the “Sub-Advisory Agreements for the Funds” section.

Sub-Advisor:
AllianceBernstein L.P. (“AllianceBernstein”) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P. (“ABH”), a publicly traded partnership. As of September 30, 2025, ABH owned approximately 30.8% of the issued and outstanding AllianceBernstein Units; EQH and its subsidiaries had an approximate 68.5% economic interest in AllianceBernstein (including both the general partnership and limited partnership interests in ABH and AllianceBernstein); and unaffiliated holders 0.7%.

Fund(s):	a portion of the assets of SmallCap Growth I
Sub-Advisor:
Barrow, Hanley, Mewhinney & Strauss, LLC (doing business as Barrow Hanley Global Investors) (“Barrow Hanley”) is majority owned by Perpetual Limited (Perpetual Group) (ASX: PPT), a global financial services firm operating a multi-boutique asset management business, as well as wealth management and trustee services businesses.

Fund(s):	a portion of the assets of LargeCap Value III and a portion of the assets of Overseas
Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC.
Fund(s):	a portion of the assets of SmallCap Growth I
Sub-Advisor:	Causeway Capital Management LLC (“Causeway”) is wholly owned by Causeway Capital Holdings LLC.
Fund(s):	a portion of the assets of Overseas
Sub-Advisor:
Emerald Advisers, LLC (“Emerald”) is a wholly-owned subsidiary of Emerald Asset Management PA, LLC, which is 51% owned by a subsidiary of 1251 Capital Group, Inc., a financial services holding company.

Fund(s):	a portion of the assets of SmallCap Growth I
Sub-Advisor:
Federated MDTA LLC (“Federated”) is a limited liability company that is 62.35% owned by Federated MDTA Trust, a Massachusetts business trust, and 37.65% owned by HBSS Acquisition Company, a Delaware corporation. Federated MDTA Trust is a subsidiary of Federated Hermes, Inc., a publicly traded but privately controlled company.

Fund(s):	a portion of the assets of LargeCap Value III

Sub-Advisor:
Fred Alger Management, LLC (“Alger”) is directly owned by Alger Group Holdings (“AGH”), a financial services holding company. AGH and Alger are indirectly controlled by Hilary M. Alger, Nicole D. Alger, and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of AGH.

Fund(s):	a portion of the assets of LargeCap Growth I
Sub-Advisor:
Hotchkis and Wiley Capital Management, LLC is a limited liability company, the primary members of which are HWCap Holdings, LLC, a limited liability company whose members are current and former employees, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company.

Fund(s):	a portion of the assets of LargeCap Value III and SmallCap Value II
Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”) is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

Fund(s):	a portion of the assets of LargeCap Growth I and a portion of the assets of MidCap Value I
Sub-Advisor:	Principal Real Estate Investors, LLC (doing business as Principal Real Estate) (“Principal - REI”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	Global Real Estate Securities and Real Estate Securities

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.
Fund(s):	a portion of the assets of LargeCap Growth I
Sub-Advisor:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) is a subsidiary of Natixis Investment Managers, LLC.
Fund(s):	a portion of the assets of SmallCap Value II
Sub-Advisor:	Victory Capital Management Inc. (“Victory Capital”) is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
Fund(s):	a portion of the assets of MidCap Value I
Sub-Advisor:
Westfield Capital Management Company, L.P. (“Westfield Capital”) is a privately-held Delaware limited partnership. Westfield Capital is employee owned, led by CEO Will Muggia. Monex Group, Inc. has a non-controlling equity interest in the company.

Fund(s):	a portion of the assets of LargeCap Growth I
Codes of Ethics
The Registrant, PGI, PFD (as defined below), and each of the sub-advisors have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and the sub-advisors each have also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. Except in limited circumstances, the Code for PGI and the Registrant prohibits portfolio managers from personally trading securities that are held or traded in the actively managed portfolios for which they are responsible. Certain sub-advisors have adopted Codes that do not permit personnel subject to such Code to invest in securities that may be purchased or held by a Fund. However, other sub-advisors’ Codes do permit, subject to conditions, personnel subject to the Code to invest in securities that may be purchased or held by a Fund. The Registrant’s Board reviews reports at least annually regarding the operation of the Code of Ethics of the Registrant, PGI, PFD, and each sub-advisor. A copy of the Registrant’s Code will be provided upon request, which may be made by contacting the Registrant.

Management Agreement
Under the terms of the Management Agreement with the Registrant, PGI, the investment advisor, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates, for providing investment advisory services and specified other services. The management fee schedule for each Fund is as follows (expressed as a percentage of average net assets).

Fund	All Assets	Fund	All Assets
Government Money Market	0.15%	Principal LifeTime Hybrid Income	0.00%
International Bond	0.48%	Principal LifeTime Hybrid 2020	0.00%
Principal LifeTime Strategic Income	0.00%	Principal LifeTime Hybrid 2025	0.00%
Principal LifeTime 2020	0.00%	Principal LifeTime Hybrid 2030	0.00%
Principal LifeTime 2025	0.00%	Principal LifeTime Hybrid 2035	0.00%
Principal LifeTime 2030	0.00%	Principal LifeTime Hybrid 2040	0.00%
Principal LifeTime 2035	0.00%	Principal LifeTime Hybrid 2045	0.00%
Principal LifeTime 2040	0.00%	Principal LifeTime Hybrid 2050	0.00%
Principal LifeTime 2045	0.00%	Principal LifeTime Hybrid 2055	0.00%
Principal LifeTime 2050	0.00%	Principal LifeTime Hybrid 2060	0.00%
Principal LifeTime 2055	0.00%	Principal LifeTime Hybrid 2065	0.00%
Principal LifeTime 2060	0.00%	Principal LifeTime Hybrid 2070	0.00%
Principal LifeTime 2065	0.00%
Principal LifeTime 2070	0.00%

Fund	First $500 million	Next $500 million	Over $1 billion
Principal Capital Appreciation	0.625%	0.50%	0.375%

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
California Municipal	0.40%	0.38%	0.36%	0.35%
Finisterre Emerging Markets Total Return Bond	0.75%	0.74%	0.73%	0.72%
Government & High Quality Bond	0.49%	0.47%	0.45%	0.44%
Tax-Exempt Bond	0.40%	0.38%	0.36%	0.35%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Core Plus Bond	0.42%	0.40%	0.38%	0.37%	0.36%	0.35%
Global Emerging Markets	0.99%	0.97%	0.95%	0.94%	0.93%	0.92%
Global Real Estate Securities	0.90%	0.88%	0.86%	0.85%	0.84%	0.83%
International Equity	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%
LargeCap Value III	0.73%	0.71%	0.69%	0.67%	0.66%	0.65%
MidCap Value I	0.68%	0.66%	0.64%	0.63%	0.62%	0.61%
Money Market	0.40%	0.39%	0.38%	0.37%	0.36%	0.35%
Multi-Sector Income	0.61%	0.59%	0.57%	0.56%	0.55%	0.54%
Overseas	0.90%	0.88%	0.86%	0.85%	0.84%	0.83%
Short-Term Income	0.38%	0.36%	0.35%	0.33%	0.32%	0.31%
SmallCap	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%
SmallCap Growth I	0.88%	0.86%	0.84%	0.83%	0.82%	0.81%
SmallCap Value II	0.89%	0.87%	0.85%	0.84%	0.83%	0.82%

Fund	First $3 billion	Next $3 billion	Over $6 billion
High Yield	0.51%	0.49%	0.47%
Inflation Protection	0.10%	0.09%	0.08%
LargeCap S&P 500 Index	0.11%	0.09%	0.05%
MidCap S&P 400 Index	0.15%	0.12%	0.10%
SmallCap S&P 600 Index	0.15%	0.12%	0.10%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $2 billion	Next $2 billion	Next $3 billion	Over $10 billion
Real Estate Securities	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%	0.77%	0.76%	0.75%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $7 billion	Over $10 billion
Core Fixed Income	0.39%	0.37%	0.35%	0.34%	0.33%	0.32%	0.31%
Diversified International	0.80%	0.78%	0.76%	0.75%	0.73%	0.70%	0.69%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $9 billion	Over $12 billion
LargeCap Growth I	0.66%	0.64%	0.62%	0.61%	0.60%	0.59%	0.58%

Fund	First $250 million	Next $250 million	Next $6.5 billion	Next $3 billion	Next $2 billion	Next $3 billion	Over $15 billion
Equity Income	0.60%	0.55%	0.50%	0.49%	0.48%	0.46%	0.44%

Portfolio	First $3 billion	Next $4 billion	Next $4 billion	Next $4 billion	Over $15 billion
SAM Balanced*	0.35%	0.30%	0.25%	0.20%	0.18%
SAM Conservative Balanced*	0.35%	0.30%	0.25%	0.20%	0.18%
SAM Conservative Growth*	0.35%	0.30%	0.25%	0.20%	0.18%
SAM Flexible Income*	0.35%	0.30%	0.25%	0.20%	0.18%
SAM Strategic Growth*	0.35%	0.30%	0.25%	0.20%	0.18%
*Breakpoints are based on aggregate SAM Portfolio net assets.

Fund	First $1.5 billion	Next $500 million	Next $1 billion	Next $9.5 billion	Next $2.5 billion	Next $3 billion	Next $4 billion	Next $3 billion	Next $5 billion	Next $5 billion	Over $35 billion
MidCap	0.63%	0.60%	0.59%	0.58%	0.57%	0.56%	0.55%	0.53%	0.51%	0.50%	0.49%
Fund Operating Expenses
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of each Fund with the SEC; compensation of personnel, officers, and Board Members who are affiliated with PGI; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Funds. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement, except for the Funds specified under the section Fund Custodians and Sub-Administrator below.
Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit Fund expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. Subject to applicable expense limits, the Funds may reimburse PGI for expenses incurred during the current fiscal year.

The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	J	Inst.	R-3	R-5	Expiration
California Municipal	N/A	N/A	0.46%	N/A	N/A	2/28/2027
Core Fixed Income	N/A	N/A	0.43%	N/A	N/A	2/28/2027
Core Plus Bond	0.80%	N/A	0.48%	N/A	N/A	2/28/2027
Diversified International	N/A	N/A	0.85%	N/A	N/A	2/28/2027
Equity Income	N/A	N/A	0.52%	N/A	N/A	2/28/2027
Finisterre Emerging Markets Total Return Bond	N/A	N/A	0.85%	N/A	N/A	2/28/2027
Global Emerging Markets	1.45%	1.30%	1.10%	N/A	N/A	2/28/2027
Global Real Estate Securities	N/A	N/A	0.94%	N/A	N/A	2/28/2027
Government & High Quality Bond	N/A	N/A	0.53%	0.98%	0.67%	2/28/2027
Government Money Market	N/A	N/A	0.20%	N/A	N/A	2/28/2027
High Yield	N/A	N/A	0.60%	N/A	N/A	2/28/2027
International Equity	N/A	N/A	0.79%	N/A	N/A	2/28/2027
MidCap Value I	N/A	N/A	0.69%	N/A	N/A	2/28/2027
Money Market	0.50%	N/A	N/A	N/A	N/A	2/28/2027
Multi-Sector Income	N/A	N/A	0.66%	N/A	N/A	2/29/2028
Overseas	N/A	N/A	0.91%	N/A	N/A	2/28/2027
Principal LifeTime Strategic Income	0.38%	N/A	0.00%	N/A	N/A	2/28/2027
Principal LifeTime 2050	0.38%	N/A	N/A	N/A	N/A	2/28/2027
Principal LifeTime 2060	N/A	0.38%	N/A	N/A	N/A	2/28/2027
Principal LifeTime 2070	N/A	0.30%	0.05%	0.62%	0.31%	2/28/2027
Principal LifeTime Hybrid Income	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2020	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2025	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2030	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2035	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2040	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2045	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2050	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2055	N/A	N/A	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2060	N/A	0.30%	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2065	N/A	0.30%	0.05%	N/A	N/A	2/28/2027
Principal LifeTime Hybrid 2070	N/A	0.30%	0.05%	N/A	N/A	2/28/2027
Real Estate Securities	N/A	N/A	0.86%	N/A	N/A	2/28/2027
SmallCap	N/A	N/A	0.85%	N/A	N/A	2/28/2027
SmallCap S&P 600 Index	N/A	N/A	0.21%	N/A	N/A	2/28/2027
SmallCap Value II	N/A	N/A	0.93%	N/A	N/A	2/28/2027
Tax-Exempt Bond	N/A	N/A	0.45%	N/A	N/A	2/28/2027
Contractual Limits on Other Expenses
PGI has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain “Other Expenses” (expressed as a percent of average net assets on an annualized basis) at or below certain limits.

The other expenses limits and the agreement terms are as follows:

Contractual Limits on Other Expenses
Fund	R-6	Expiration
Diversified International	0.04%	2/28/2027
Government Money Market	0.00%	2/28/2027
International Bond	0.04%	2/28/2027
Multi-Sector Income	0.02%	2/29/2028
Principal LifeTime Hybrid Income	0.02%	2/28/2027
Principal LifeTime Hybrid 2020	0.02%	2/28/2027
Principal LifeTime Hybrid 2025	0.02%	2/28/2027
Principal LifeTime Hybrid 2045	0.02%	2/28/2027
Principal LifeTime Hybrid 2050	0.02%	2/28/2027
Principal LifeTime Hybrid 2055	0.02%	2/28/2027
Principal LifeTime Hybrid 2060	0.02%	2/28/2027
Principal LifeTime Hybrid 2065	0.02%	2/28/2027
Principal LifeTime Hybrid 2070	0.02%	2/28/2027
SmallCap Growth I	0.01%	2/28/2027
SmallCap Value II	0.02%	2/28/2027
Contractual Management Fee Waivers
PGI has contractually agreed to waive a portion of certain Fund’s management fees. The fee waiver will reduce the Fund’s management fees by the amounts listed below:

Contractual Management Fee Waivers
Fund	Waiver	Expiration
LargeCap Growth I	0.016%	2/28/2027
LargeCap Value III	0.020%	2/28/2027
MidCap Value I	0.020%	2/28/2027
Overseas	0.020%	2/28/2027
SmallCap Growth I	0.020%	2/28/2027
SmallCap Value II	0.020%	2/28/2027
PGI has also contractually agreed to reduce the Government Money Market Fund’s management fee, through the period ended February 28, 2027, in an amount equal to all Acquired Fund Fees and Expenses. In addition, PGI has contractually agreed to reduce the LargeCap Value Fund III’s management fee, through the period ended February 28, 2027, in an amount equal to the Fund’s Acquired Fund Fees and Expenses represented by the Fund’s investment in a particular unaffiliated exchange‑traded fund that pursues a pure value investment strategy. Further, PGI has contractually agreed to reduce the Multi-Sector Income Fund's management fee, through the period ending February 29, 2028, in an amount equal to the Fund's Acquired Fund Fees and Expenses represented by the Fund's investment in affiliated exchange-traded funds.
Voluntary Expense Limit
PGI has voluntarily agreed to limit the Government Money Market and Money Market Funds’ expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be revised or terminated at any time without notice to the shareholders.

Management Fees Paid
Management fees paid for investment management services (before any waivers/reimbursements from PGI) during the periods indicated were as follows:

Management Fees Paid for Periods Ended October 31 (amounts in thousands)
Fund	2025	2024	2023
California Municipal	$2,463	$2,416	$2,290
Core Fixed Income	34,764	35,635	37,053
Core Plus Bond	2,224	2,448	3,047
Diversified International	21,341	40,406	34,977
Equity Income	43,771	44,128	45,385
Finisterre Emerging Markets Total Return Bond	5,049	4,127	3,290
Global Emerging Markets	28,148	4,058	2,253
Global Real Estate Securities	14,785	16,380	18,639
Government & High Quality Bond	3,093	3,247	3,177
Government Money Market	5,984	4,755	4,936
High Yield	31,071	14,568	11,665
Inflation Protection	8,337	6,496	5,925
International Bond(1)	—	—	—
International Equity	25,707	1,879 (2)	1,987
LargeCap Growth I	55,792	63,220	62,188
LargeCap S&P 500 Index	7,592	7,300	8,429
LargeCap Value III	24,740	25,161	20,849
MidCap	171,268	136,570	110,525
MidCap S&P 400 Index	1,866	2,086	1,952
MidCap Value I	16,184	22,904	23,972
Money Market	4,264	4,018	3,809
Multi-Sector Income(3)	16,244	17,604	19,900
Overseas	10,571	18,900	19,919
Principal Capital Appreciation	20,138	18,150	14,430
Principal LifeTime Strategic Income	—	—	—
Principal LifeTime 2020	—	—	—
Principal LifeTime 2025	—	—	—
Principal LifeTime 2030	—	—	—
Principal LifeTime 2035	—	—	—
Principal LifeTime 2040	—	—	—
Principal LifeTime 2045	—	—	—
Principal LifeTime 2050	—	—	—
Principal LifeTime 2055	—	—	—
Principal LifeTime 2060	—	—	—
Principal LifeTime 2065	—	—	—
Principal LifeTime 2070	—	—	— (4)
Principal LifeTime Hybrid Income	—	—	—
Principal LifeTime Hybrid 2020	—	—	—
Principal LifeTime Hybrid 2025	—	—	—
Principal LifeTime Hybrid 2030	—	—	—
Principal LifeTime Hybrid 2035	—	—	—
Principal LifeTime Hybrid 2040	—	—	—
Principal LifeTime Hybrid 2045	—	—	—
Principal LifeTime Hybrid 2050	—	—	—
Principal LifeTime Hybrid 2055	—	—	—
Principal LifeTime Hybrid 2060	—	—	—
Principal LifeTime Hybrid 2065	—	—	—
Principal LifeTime Hybrid 2070	—	—	— (4)
Real Estate Securities	50,039	47,905	44,271

Management Fees Paid for Periods Ended October 31 (amounts in thousands)
Fund	2025	2024	2023
SAM Balanced	12,654	12,366	11,766
SAM Conservative Balanced	5,011	4,970	4,726
SAM Conservative Growth	8,895	8,552	7,970
SAM Flexible Income	6,197	6,555	6,864
SAM Strategic Growth	6,328	6,002	5,376
Short-Term Income	11,485	11,064	11,754
SmallCap	15,374	11,594	8,841
SmallCap Growth I	17,735	20,006	19,376
SmallCap S&P 600 Index	1,970	1,797	1,725
SmallCap Value II	9,870	12,923	11,005
Tax-Exempt Bond	2,062	2,221	2,315
(1)International Bond Fund had not yet commenced operations as of the date of this SAI.
(2)Effective July 31, 2024, International Fund I changed its name to International Equity Fund.
(3) Effective August 25, 2026, Diversified Income Fund changed its name to Multi-Sector Income Fund.
(4)Period from March 1, 2023, date operations commenced, through October 31, 2023.
Management Fees Waived
For the following Funds, PGI waived a portion of the management fee during the periods indicated as follows:

Management Fees Waived for Periods Ended October 31 (amounts in thousands)
Fund	2025	2024	2023
Core Plus Bond	$—	$—	$120
Government Money Market	307	286	278
LargeCap Growth I	1,488	1,689	1,661
LargeCap Value III	1,383	2,209	1,781
MidCap Value I	501	720	755
Multi-Sector Income	—	—	418
Overseas	239	432	487
SmallCap Growth I	417	472	457
SmallCap Value II	222	277	235

Expenses Reimbursed
For the following Funds, PGI reimbursed certain expenses during the periods indicated as follows:

Expenses Reimbursed for Periods Ended October 31 (amounts in thousands)
Fund	2025	2024		2023
California Municipal	$112	$83		$99
Core Fixed Income	33	138		439
Core Plus Bond	348	344		504
Diversified International	369	67		199
Equity Income	1,288	1,335		1,679
Finisterre Emerging Markets Total Return Bond	—	46		193
Global Emerging Markets	134	325		503
Global Real Estate Securities	637	714		912
Government & High Quality Bond	217	210		71
Government Money Market	451	242		224
High Yield	136	279		445
International Equity	—	132	(1)	132
LargeCap S&P 500 Index	—	—		11
MidCap Value I	467	469		534
Multi-Sector Income(2)	1,275	1,258		1,330
Overseas	171	—		—
Principal LifeTime Strategic Income	79	51		16
Principal LifeTime 2040	—	—		25
Principal LifeTime 2050	—	12		79
Principal LifeTime 2060	—	—		9
Principal LifeTime 2070	32	49		66	(3)
Principal LifeTime Hybrid Income	40	41		40
Principal LifeTime Hybrid 2020	21	31		27
Principal LifeTime Hybrid 2025	14	15		24
Principal LifeTime Hybrid 2030	7	14		18
Principal LifeTime Hybrid 2035	13	15		27
Principal LifeTime Hybrid 2040	10	14		27
Principal LifeTime Hybrid 2045	16	23		36
Principal LifeTime Hybrid 2050	18	29		38
Principal LifeTime Hybrid 2055	32	39		63
Principal LifeTime Hybrid 2060	76	75		99
Principal LifeTime Hybrid 2065	112	94		93
Principal LifeTime Hybrid 2070	79	80		93	(3)
Real Estate Securities	1,504	1,418		1,731
SmallCap	241	419		230
SmallCap Growth I	149	150		69
SmallCap S&P 600 Index	66	86		85
SmallCap Value II	374	225		190
Tax-Exempt Bond	204	204		201
(1)Effective July 31, 2024, International Fund I changed its name to International Equity Fund.
(2) Effective August 25, 2026, Diversified Income Fund changed its name to Multi-Sector Income Fund.
(3)Period from March 1, 2023, date operations commenced, through October 31, 2023.

Sub-Advisory Agreements for the Funds
PGI (and not the Funds) pays the sub-advisors fees determined pursuant to a sub-advisory agreement with each sub-advisor, including those sub-advisors that are at least 95% owned, directly or indirectly, by PGI or its affiliates (“Wholly-Owned Sub-Advisors”). Fees paid to sub-advisors are individually negotiated between PGI and each sub-advisor and may vary.

Aggregate Fees Paid to Sub-Advisors (other than Wholly-Owned Sub-Advisors) for Fiscal Years Ended October 31 (dollar amounts in thousands)
	2025		2024		2023
Fund	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Inflation Protection	$1,381	0.06%	$1,081	0.06%	$972	0.06%
LargeCap Growth I	17,692	0.23	20,416	0.22	20,002	0.22
LargeCap Value III	5,791	0.19	5,412	0.20	4,705	0.20
MidCap Value I	6,129	0.27	8,514	0.27	8,767	0.27
Overseas	3,900	0.36	6,611	0.34	6,523	0.34
SmallCap Growth I	8,531	0.43	9,472	0.43	9,077	0.42
SmallCap Value II	3,823	0.37	4,578	0.37	3,856	0.37
Principal Underwriter
The distributor and principal underwriter in the continuous offering of the Fund’s shares is Principal Funds Distributor, Inc. (“PFD” or the “Distributor”). PFD's address is 711 High Street, Des Moines, IA 50392. The table below shows the aggregate dollar amount of underwriting commissions and the amount retained by PFD for the last three fiscal years ended October 31:

Underwriting Fees for Periods Ended October 31 (amounts in thousands)
	2025		2024		2023
Fund/Portfolio	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD
California Municipal	$33	$24	$35	$11	$61	$18
Core Fixed Income	65	15	101	24	93	22
Core Plus Bond	25	9	34	10	45	13
Diversified International	132	27	105	24	130	27
Equity Income	384	69	394	73	461	95
Finisterre Emerging Markets Total Return Bond	—	—	—	—	—	—
Global Emerging Markets	47	9	52	10	63	13
Global Real Estate Securities	16	3	24	3	22	5
Government & High Quality Bond	35	6	31	7	49	10
High Yield	144	37	103	24	103	29
Inflation Protection	1	1	2	2	4	4
International Bond(1)	—	—	—	—	—	—
International Equity	—	—	— (2)	—	—	—
LargeCap Growth I	236	52	225	56	230	44
LargeCap S&P 500 Index	726	224	586	183	466	140
LargeCap Value III	<1	<1	2	2	<1	<1
MidCap	662	113	711	121	537	93
MidCap S&P 400 Index	9	9	9	9	8	8
MidCap Value I	70	11	85	15	93	17
Money Market	183	183	170	170	225	225
Multi-Sector Income(3)	180	53	225	53	226	60
Principal Capital Appreciation	510	83	580	93	403	70
Principal LifeTime Strategic Income	67	54	44	26	19	16
Principal LifeTime 2020	39	12	60	19	75	32
Principal LifeTime 2030	194	61	196	51	298	57
Principal LifeTime 2040	334	65	329	64	336	65
Principal LifeTime 2050	454	68	482	76	482	78
Principal LifeTime 2060	<1	<1	<1	<1	<1	<1

Underwriting Fees for Periods Ended October 31 (amounts in thousands)
	2025		2024		2023
Fund/Portfolio	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD
Principal LifeTime 2070	—	—	<1	<1	— (4)	— (4)
Principal LifeTime Hybrid Income	34	34	27	27	38	38
Principal LifeTime Hybrid 2020	76	76	96	96	96	96
Principal LifeTime Hybrid 2025	256	256	285	285	207	207
Principal LifeTime Hybrid 2030	377	377	278	278	151	151
Principal LifeTime Hybrid 2035	190	190	127	127	99	99
Principal LifeTime Hybrid 2040	313	313	202	202	116	116
Principal LifeTime Hybrid 2045	111	111	111	111	68	68
Principal LifeTime Hybrid 2050	110	110	81	81	74	74
Principal LifeTime Hybrid 2055	84	84	71	71	33	33
Principal LifeTime Hybrid 2060	46	46	35	35	21	21
Principal LifeTime Hybrid 2065	20	20	10	10	7	7
Principal LifeTime Hybrid 2070	<1	<1	<1	<1	— (4)	— (4)
Real Estate Securities	66	12	106	22	135	28
SAM Balanced	1,419	463	1,521	499	1,628	512
SAM Conservative Balanced	568	232	585	307	693	301
SAM Conservative Growth	1,334	377	1,345	372	1,438	332
SAM Flexible Income	381	164	390	195	666	319
SAM Strategic Growth	1,284	300	1,253	303	1,206	247
Short-Term Income	327	71	291	81	323	100
SmallCap	146	25	168	31	190	37
SmallCap Growth I	1	1	2	2	2	2
SmallCap S&P 600 Index	6	6	8	8	7	7
SmallCap Value II	<1	<1	1	1	<1	<1
Tax-Exempt Bond	32	19	32	10	47	22
(1)International Bond Fund had not yet commenced operations as of the date of this SAI.
(2)Effective July 31, 2024, International Fund I changed its name to International Equity Fund.
(3) Effective August 25, 2026, Diversified Income Fund changed its name to Multi-Sector Income Fund.
(4)Period from March 1, 2023, date operations commenced, through October 31, 2023.
PFD does not charge fees on redemptions or repurchases of Fund shares. The amounts in the table above for Total Underwriting Commissions include any applicable contingent deferred sales charges and front-end sales charges.
Rule 12b-1 Fees / Distribution Plans and Agreements
In addition to the management and service fees, certain of the Funds’ share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (each, a “Plan” and, together, the “Plans”). The Board and initial shareholders of Classes A, C, J, and R-3 shares have approved and entered into a Plan. In adopting the Plans, the Board (including a majority of Independent Board Members) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets, as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund’s Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:
•formulation and implementation of marketing and promotional activities;
•preparation, printing, and distribution of sales literature;
•preparation, printing, and distribution of prospectuses and the Fund reports to other-than-existing shareholders;
•obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•providing training, marketing, and support with respect to the sale of shares.

Each Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized Rule 12b-1 Fee
A (1)(2)	0.25% (3)
C (2)	1.00%
J (2)	0.15%
R-3	0.25%
(1)Class A shares of the Money Market Fund are not subject to Rule 12b-1 fees.
(2)The Distributor also receives the proceeds of any CDSC imposed.
(3)The maximum annualized 12b-1 fee for Class A shares of the Government & High Quality Bond, LargeCap S&P 500 Index, and Short-Term Income Funds is 0.15%.
Effective December 31, 2015, the Distributor has contractually agreed to limit the distribution fees attributable to Class J normally payable by the Money Market Fund. This waiver is in place through February 28, 2026 and will reduce the Money Market Fund’s distribution fees by 0.15%. It is expected that the fee waiver will continue to the period disclosed; however, PFI and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, or R-3 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund’s Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses that it incurs.
For the fiscal year ended October 31, 2025, each Fund made the following 12b-1 payments to PFD, and PFD, from these 12b-1 payments, made the following payments to financial intermediaries that distribute and/or service the Fund’s shares. The “Retained by PFD” column reflects the difference between the amount paid by the Fund to PFD and the amount of that 12b-1 fee paid by PFD to financial intermediaries. That difference/remainder is then used by PFD to pay for other 12b-1-eligible expenses. For the fiscal year ended October 31, 2025, the 12b-1-eligible expenses for each Fund were greater than the amount of the Fund’s 12b-1 payments to PFD.

Fund/Portfolio	Paid by Fund to PFD (amounts in thousands)	Paid by PFD to Financial Intermediaries (amounts in thousands)	Retained by PFD (amounts in thousands)
California Municipal	$988	$904	$84
Core Fixed Income	654	644	10
Core Plus Bond	339	333	6
Diversified International	847	830	17
Equity Income	4,001	3,928	73
Finisterre Emerging Markets Total Return Bond	—	—	—
Global Emerging Markets	301	297	4
Global Real Estate Securities	129	125	4
Government & High Quality Bond	312	307	5
Government Money Market	—	—	—
High Yield	1,244	1,195	49
Inflation Protection	30	25	5
International Bond(1)	—	—	—
International Equity	6	6	—
LargeCap Growth I	2,173	2,090	83
LargeCap S&P 500 Index	3,697	3,563	134
LargeCap Value III	154	152	2
MidCap	6,320	6,259	61

Fund/Portfolio	Paid by Fund to PFD (amounts in thousands)	Paid by PFD to Financial Intermediaries (amounts in thousands)	Retained by PFD (amounts in thousands)
MidCap S&P 400 Index	389	367	22
MidCap Value I	424	419	5
Money Market	—	—	—
Multi-Sector Income(2)	3,345	3,288	57
Overseas	2	1	1
Principal Capital Appreciation	3,686	3,581	105
Principal LifeTime Strategic Income	494	488	6
Principal LifeTime 2020	1,341	1,341	—
Principal LifeTime 2025	230	221	9
Principal LifeTime 2030	2,357	2,340	17
Principal LifeTime 2035	251	247	4
Principal LifeTime 2040	1,951	1,935	16
Principal LifeTime 2045	206	203	3
Principal LifeTime 2050	1,003	991	12
Principal LifeTime 2055	140	139	1
Principal LifeTime 2060	121	119	2
Principal LifeTime 2065	26	26	—
Principal LifeTime 2070	4	3	1
Principal LifeTime Hybrid Income	180	180	—
Principal LifeTime Hybrid 2020	530	530	—
Principal LifeTime Hybrid 2025	1,055	1,055	—
Principal LifeTime Hybrid 2030	1,064	1,064	—
Principal LifeTime Hybrid 2035	670	670	—
Principal LifeTime Hybrid 2040	798	798	—
Principal LifeTime Hybrid 2045	357	357	—
Principal LifeTime Hybrid 2050	295	$295	—
Principal LifeTime Hybrid 2055	193	193	—
Principal LifeTime Hybrid 2060	107	107	—
Principal LifeTime Hybrid 2065	42	42	—
Principal LifeTime Hybrid 2070	3	3	—
Real Estate Securities	878	851	27
SAM Balanced	8,906	8,750	156
SAM Conservative Balanced	3,190	3,159	31
SAM Conservative Growth	6,571	6,446	125
SAM Flexible Income	4,470	4,450	20
SAM Strategic Growth	4,788	4,665	123
Short-Term Income	803	748	55
SmallCap	948	915	33
SmallCap Growth I	141	134	7
SmallCap S&P 600 Index	427	409	18
SmallCap Value II	43	42	1
Tax-Exempt Bond	714	696	18
(1)International Bond Fund had not yet commenced operations as of the date of this SAI.
(2) Effective August 25, 2026, Diversified Income Fund changed its name to Multi-Sector Income Fund.

Fund Custodians and Sub-Administrator
California Municipal Fund, Principal Capital Appreciation Fund, Core Fixed Income Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Finisterre Emerging Markets Fund, Global Emerging Markets Fund, Global Real Estate Securities Fund, Government and High Quality Bond Fund, Government Money Market Fund, High Yield Fund, Inflation Protection Fund, International Bond Fund, International Equity Fund, LargeCap Growth Fund I, LargeCap S&P500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap S&P 400 Index Fund, MidCap Value Fund I, Money Market Fund, Multi-Sector Income Fund, Overseas Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, SmallCap Value Fund II, Tax-Exempt Bond Fund
The custodian of the portfolio securities and cash assets of the above Funds is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
Principal LifeTime Strategic Income, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, Principal LifeTime 2065, Principal LifeTime 2070, Principal LifeTime Hybrid Income, Principal LifeTime Hybrid 2020, Principal LifeTime Hybrid 2025, Principal LifeTime Hybrid 2030, Principal LifeTime Hybrid 2035, Principal LifeTime Hybrid 2040, Principal LifeTime Hybrid 2045, Principal LifeTime Hybrid 2050, Principal LifeTime Hybrid 2055, Principal LifeTime Hybrid 2060, Principal LifeTime Hybrid 2065, Principal LifeTime Hybrid 2070, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth
State Street Bank and Trust Company (“State Street”) serves as the above Funds’ custodian and sub-administrator. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016.
PGI has entered into a Sub-Administrative Services Agreement with State Street, under which State Street provides necessary administrative and treasury services, including financial reporting for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with PFI.
Under the Custody Agreement with PFI, State Street maintains separate accounts for cash, securities, and other assets of each of the above Funds, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of PFI, to deliver securities held by State Street and to make payments for securities purchased by PFI for each of the above Funds. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside of the United States. Prior to August 3, 2026, The Bank of New York Mellon served as custodian for each of the above Funds.
Service Agreement and Administrative Services Agreement
The Service Agreement (for Classes R-3 and R-5 Shares) provides for PGI to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
•responding to plan sponsor and plan member inquiries;
•providing information regarding plan sponsor and plan member investments; and
•providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).
As compensation for these services, Principal Funds will pay PGI service fees equal to 0.25% of the average daily net assets attributable to each of the R-3 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
The Administrative Services Agreement (for Classes R-3 and R-5 Shares) provides for PGI to provide services to beneficial owners of Fund shares. Such services include:
•receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
•providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
•processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
•acting as shareholder of record and nominee for plans;

•maintaining account records for shareholders and/or other beneficial owners;
•providing notification to plan shareholders of transactions affecting their accounts;
•forwarding prospectuses, financial reports, tax information, and other communications from the Fund to beneficial owners;
•distributing, receiving, tabulating, and transmitting proxy ballots of plan shareholders; and
•other similar administrative services.
As compensation for these services, Principal Funds will pay PGI service fees equal to 0.07% of the average daily net assets of the R-3 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
PGI will generally, at its discretion, appoint (and may at any time remove) other parties, including companies affiliated with PGI, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Services Agreement. However, the appointment of an agent shall not relieve PGI of any of its responsibilities or liabilities under those agreements. Any fees paid to agents under these agreements shall be the sole responsibility of PGI.
Transfer Agent
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (711 High Street, Des Moines, IA 50392), an affiliate of PGI, to act as transfer and shareholder servicing agent for the Classes A, C, J, Institutional, R-3, R-5, and R-6.
•For Classes A, C, and R-6, and Institutional Class shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.
•For Class J shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.
The Registrant pays PSS for the following services for Classes A, C, J, and R-6, and Institutional Class shares:
•issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•preparation and distribution of dividend and capital gain payments to shareholders;
•delivery, redemption, and repurchase of shares, and remittances to shareholders;
•the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses, and tax information;
•communication with shareholders concerning the above items; and
•use of its best efforts to qualify the capital stock of the Funds for sale in states and jurisdictions as directed by the Funds.
The Registrant does not pay for these services for Classes R-3 and R-5 shares. PSS will pay operating expenses attributable to Classes R-3 and R-5 shares related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Funds for sale in states and jurisdictions.

Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. Information regarding securities lending during the Funds’ fiscal year ended October 31, 2025 is as follows:

Fund	Gross income (including from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Net rebate paid to borrower	Other fees not included in revenue split	Aggregate fees/ compensation	Net income from securities lending
Core Fixed Income	$353,954	$6,643	$—	$—	$—	$287,498	$—	$294,141	$59,813
Core Plus Bond	191,859	3,651	—	—	—	155,325	—	158,976	32,883
Diversified International	327,625	4,738	—	—	—	280,248	—	284,985	42,640
Equity Income	1,529,324	24,856	—	—	—	1,280,751	—	1,305,608	223,717
Finisterre Emerging Markets Total Return Bond	498,965	14,728	—	—	—	351,669	—	366,397	132,568
Global Emerging Markets	203,812	13,493	—	—	—	68,874	—	82,367	121,445
Global Real Estate Securities	3,453	151	—	—	—	1,947	—	2,098	1,355
Government & High Quality Bond	57	—	—	—	—	59	—	59	(1)
High Yield	3,536,534	110,090	—	—	—	2,435,556	—	2,545,646	990,888
Inflation Protection	7,762	51	—	—	—	7,252	—	7,302	459
International Equity	1,352,108	35,968	—	—	—	992,425	—	1,028,393	323,716
LargeCap Growth I	42,296	853	—	—	—	33,751	—	34,604	7,693
LargeCap S&P 500 Index	79,480	19,991	—	—	—	(120,437)	—	(100,446)	179,926
LargeCap Value III	214,828	22,210	—	—	—	(7,310)	—	14,901	199,928
MidCap	2,182,966	33,339	—	—	—	1,849,559	—	1,882,898	300,067
MidCap S&P 400 Index	145,141	2,387	—	—	—	121,266	—	123,652	21,489
MidCap Value I	84,184	4,617	—	—	—	37,984	—	42,601	41,584
Multi-Sector Income	1,697,229	44,845	—	—	—	1,248,578	—	1,293,423	403,806
Overseas	394,956	9,518	—	—	—	299,764	—	309,281	85,675
Principal Capital Appreciation	16,688	167	—	—	—	15,017	—	15,184	1,504
Short-Term Income	232,495	2,609	—	—	—	206,398	—	209,007	23,489
SmallCap	324,848	30,140	—	—	—	23,442	—	53,582	271,266
SmallCap Growth I	1,475,153	110,886	—	—	—	365,875	—	476,761	998,392
SmallCap S&P 600 Index	233,093	6,902	—	—	—	164,041	—	170,944	62,150
SmallCap Value II	433,307	22,345	—	—	—	209,575	—	231,920	201,387
The services provided by The Bank of New York Mellon, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.

MULTIPLE CLASS STRUCTURE
The Board has adopted a multiple class plan (the “Multiple Class Plan”) pursuant to U.S. Securities and Exchange Commission (“SEC”) Rule 18f-3. The share classes each Fund offers are identified in the chart included under the heading “History of the Funds.” The share classes offered under the Multiple Class Plan include: Classes A, C, J, Institutional, R-3, R-5, and R-6.
Contingent Deferred Sales Charges (“CDSC”)
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the Prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a CDSC, as described in the Prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the Prospectus.
Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the Prospectus.
Sales charge waivers and reductions may be available depending on whether shares are purchased directly from the Fund or through a financial intermediary, as described in the Prospectus and Appendix B to the Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.”
For Classes A, C, and J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder's death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC also is waived on shares:
•redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc. (PSI).
Institutional Class and Classes R-3, R-5, and R-6 shares are available without any front-end sales charge or CDSC. Classes R-3 and R-5 shares are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. Classes R-3 and R-5 shares are subject to asset-based charges (described above). Class R-6 shares are generally available through the defined contribution investment only channel.

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
In addition to payments pursuant to 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. In some situations, the Funds will reimburse PGI or its affiliates for making such payments; in others, the Funds make such payments directly to intermediaries.
For Classes R-3 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Services Fees that are disclosed in the Prospectus as Other Expenses. Such compensation is generally based on the average asset value of Fund shares for the relevant share class held by clients of the intermediary.
In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Funds or provide services to Fund shareholders. In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries vary by share class and by Fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Services Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the Funds, may be paid additional amounts. In addition, some financial intermediaries or their affiliates receive compensation from PGI or its affiliates for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor’s goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by Fund and by share class.
Additionally, in some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations, or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend a Fund over another investment, or to recommend one share class of a Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the Prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s sub-advisors when selecting brokers to effect portfolio transactions.

As of July 1, 2026, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees, and expense reimbursement) include, but are not necessarily limited to, the following:

ADP Broker Dealer, Inc	National Financial Services
AIG SunAmerica	Nationwide Investment Services Corp
American Century Investments	New York Life
American United Life Insurance Co.	Newport Group, The
Ameriprise Financial Services, LLC	Northwestern Mutual Investment Services, Llc
Ascensus	Oppenheimer & Co.
Benefit Plan Administrators	Pershing LLC
Benefit Trust Company	Plan Administrators, Inc.
BNY Mellon NA	Principal Bank
Broadridge Business Process Outsourcing, LLC	Principal Life Insurance Company
Charles Schwab & Co., Inc.	Principal Securities, Inc.
Citigroup Global Markets Inc.	Raymond James & Associates, Inc.
Columbia Management Investment Advisers, LLC	Raymond James Financial Services, Inc
Edward Jones	RBC Capital Markets, Llc
Empower Annuity Insurance Company of America	Reliance Trust Company
Empower Financial Services Inc	Robert W. Baird & Co. Incorporated
Equitable Financial Life Insurance Company	Sammons Institutional Group
Fidelity Investment Institutional Operations Co.	Standard Insurance Company
Goldman Sachs & Co. LLC	T. Rowe Price Retirement Plan Services
J.P. Morgan Chase (HSA Business)	Thrivent Financial for Lutherans
J.P. Morgan Securities, LLC	TIAA-CREF
John Hancock Life Insurance Company of New York	U.S. Bancorp Advisors, LLC
John Hancock Life Insurance Company USA	U.S. Bancorp Investments, Inc
John Hancock Trust Co.	UBS Financial Services Inc
Kestra Investment Services, LLC	VALIC Retirement Services Company
Lincoln Retirement Services Company	Vanguard Brokerage Services
LPL Enterprise, LLC	Vanguard Group, The
LPL Financial LLC	Voya Institutional Plan Services, LLC
Merrill Lynch Pierce Fenner & Smith Incorporated	Voya Institutional Trust Co.
MidAtlantic Capital Corporation	Wells Fargo Advisors Financial Network LLC
Midland National Life Insurance Company	Wells Fargo Advisors LLC
Minnesota Life Insurance Company	Wells Fargo Clearing Services LLC
Morgan Stanley	Wells Fargo Community Bank Advisors
The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since the date noted above are not reflected. To obtain a current list, call 1-800-222-5852.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by PGI or by the Fund’s sub-advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund’s sub-advisor is to obtain the best overall terms. In pursuing this objective, PGI or the sub-advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a sub-advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the sub-advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the sub-advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent each of the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or a sub-advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a sub-advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a sub-advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors, and trends; portfolio strategy; performance of client accounts; and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or a sub-advisor’s overall responsibilities to the accounts under its management. PGI or a sub-advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a sub-advisor may use it in servicing some or all of the accounts it manages.

PGI and the sub-advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2025 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Diversified International	$1,098,433,462	$628,979
Equity Income	3,088,826,129	895,172
Global Emerging Markets	2,149,846,139	1,283,885
Global Real Estate Securities	590,987,965	350,812
International Equity	3,213,148,243	1,765,667
LargeCap Growth I	4,172,880,004	592,180
LargeCap S&P 500 Index	697,224,865	116,792
LargeCap Value III	4,114,985,866	968,534
MidCap	9,775,868,226	2,389,301
MidCap S&P 400 Index	188,370,484	78,772
MidCap Value I	4,008,399,481	1,211,743
Multi-Sector Income	204,685,890	109,763
Overseas	807,515,814	710,108
Principal Capital Appreciation	4,462,718,450	1,010,953
Real Estate Securities	1,825,827,378	1,032,253
SmallCap	1,134,235,293	700,958
SmallCap Growth I	1,277,913,033	828,450
SmallCap S&P 600 Index	418,227,253	267,797
SmallCap Value II	768,078,462	2,819,556
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a sub‑advisor, or PGI, participates. These procedures prohibit a Fund from directly or indirectly benefiting a sub‑advisor affiliate or PGI affiliate in connection with such underwritings. In addition, for underwritings where a sub-advisor affiliate or PGI participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings. The sub-advisor shall determine the amounts and proportions of orders allocated to the sub-advisor or affiliate. The Board will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between a Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC Rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; must be consistent with the investment objective, investment strategy, and risk profile of the Fund; and no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board will receive quarterly reports on these transactions.
The Board has also approved procedures that permit a Fund’s sub-advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board will receive quarterly reports on these transactions.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with a Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended October 31
Fund/Portfolio	2025	2024	2023
California Municipal	$—	$—	$772
Core Fixed Income	—	—	1,702
Core Plus Bond	10,718	—	88
Diversified International	1,775,700	4,516,568	3,538,818
Equity Income	1,437,686	1,483,285	1,644,750
Global Emerging Markets	4,261,175	2,043,339	167,018
Global Real Estate Securities	837,602	1,095,112	1,206,464
High Yield	252,451	35,050	—
Inflation Protection	43,279	49,563	49,403
International Equity	5,310,536	425,707	150,543
LargeCap Growth I	1,385,386	1,591,302	1,152,400
LargeCap S&P 500 Index	180,841	75,367	117,105
LargeCap Value III	1,184,132	919,894	847,153
MidCap	4,074,670	3,097,643	2,248,485
MidCap S&P 400 Index	126,785	159,485	49,991
MidCap Value I	1,455,014	1,492,869	1,225,482
Multi-Sector Income	196,323	210,787	153,698
Overseas	1,163,074	1,819,972	2,178,421
Principal Capital Appreciation	1,719,126	1,077,596	1,224,424
Real Estate Securities	1,851,387	2,110,033	1,268,659
SAM Balanced	1,371,646	30,860	46,400
SAM Conservative Balanced	378,019	9,720	14,280
SAM Conservative Growth	1,112,546	17,380	28,720
SAM Flexible Income	467,126	15,050	22,740
SAM Strategic Growth	1,049,025	12,000	22,620
SmallCap	1,295,602	1,739,559	594,044
SmallCap Growth I	1,629,370	2,032,254	1,484,968
SmallCap S&P 600 Index	441,715	154,187	148,439
SmallCap Value II	1,362,355	1,838,368	1,308,934
Tax-Exempt Bond	100	—	—
Primary reasons for changes in brokerage commissions for those Funds with relatively greater variations for the three years were changes in commission rates; changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with PGI or such Fund’s sub-advisors for the fiscal years ended October 31 as follows:

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker Receiving Commissions	2025 Commissions Paid to Affiliated Broker	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Multi-Sector Income(1)
	Spectrum Asset Management, Inc.	SAMI Brokerage LLC(2)	6,056	3.08%	1.63%
Total			$6,056	3.08%	1.63%

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker Receiving Commissions	2024 Commissions Paid to Affiliated Broker	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Multi-Sector Income(1)
	Spectrum Asset Management, Inc.	SAMI Brokerage LLC(2)	4,217	2.00%	1.27%
Total			$4,217	2.00%	1.27%

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker Receiving Commissions	2023 Commissions Paid to Affiliated Broker	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Multi-Sector Income(1)
	Spectrum Asset Management, Inc.	SAMI Brokerage LLC(2)	14,022	9.12%	1.48%
Total			$14,022	9.12%	1.48%
(1) Effective August 25, 2026, Diversified Income Fund changed its name to Multi-Sector Income Fund.
(2)SAMI Brokerage LLC is a member of the Principal Financial Group.
Material differences, if any, between the percentage of a Fund’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commission rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e., execution services only or additional research services), and the quality of a broker’s execution.
The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended October 31, 2025.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Core Fixed Income	Bank of America	$94,349
	Bank of New York Mellon Corp/The	78,848
	Citigroup Inc	91,692
	Goldman Sachs Group Inc/The	100,593
	Jefferies Group LLC	64,506
	JPMorgan Chase & Co	104,626
	Morgan Stanley	107,259
Core Plus Bond	Bank of America	$1,966
	Barclays PLC	781
	Citigroup Inc	1,703
	Goldman Sachs Group Inc/The	4,416
	HSBC Holdings PLC	2,033
	JPMorgan Chase & Co	3,686
	Morgan Stanley	8,672
	Royal Bank of Canada	998
	UBS Group AG	1,434

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Equity Income	Bank of America	$238,728
	Citigroup Inc	106,384
	JPMorgan Chase & Co	293,460
	Morgan Stanley	294,908
High Yield	Barclays PLC	$61,551
	JPMorgan Chase & Co	36,710
	UBS Group AG	76,425
LargeCap Growth I	Bank of America	$694
	Bank of New York Mellon Corp/The	144
	Citigroup Inc	799
	Goldman Sachs Group Inc/The	299
	Jefferies Group LLC	55
LargeCap S&P 500 Index	Bank of America	$65,567
	Bank of New York Mellon Corp/The	13,702
	Citigroup Inc	33,547
	Goldman Sachs Group Inc/The	43,016
	JPMorgan Chase & Co	154,004
	Morgan Stanley	35,817
LargeCap Value III	Bank of America	$65,432
	Bank of New York Mellon Corp/The	1,276
	Citigroup Inc	2,736
	Goldman Sachs Group Inc/The	4,049
	Jefferies Group LLC	117
	JPMorgan Chase & Co	27,214
	Morgan Stanley	3,408
	Stifel Financial Corp	208
	Virtu Financial Inc	45
MidCap S&P 400 Index	Jefferies Group LLC	$3,282
	Stifel Financial Corp	4,555
MidCap Value I	Bank of New York Mellon Corp/The	$1,390
	Jefferies Group LLC	118
	Stifel Financial Corp	3,317
	Virtu Financial Inc	7,037
Money Market	Barclays PLC	$26,133
	HSBC Holdings PLC	16,800
	JPMorgan Chase & Co	5,989
Multi-Sector Income	Bank of America	$22,136
	Bank of Montreal	2,250
	Bank of New York Mellon Corp/The	6,827
	Barclays PLC	6,076
	BNP Paribas SA	8,520
	Citigroup Inc	14,946
	Goldman Sachs Group Inc/The	12,961
	HSBC Holdings PLC	5,081
	Jefferies Group LLC	88
	JPMorgan Chase & Co	19,547
	Morgan Stanley	12,305
	Royal Bank of Canada	9,870
	Stifel Financial Corp	41
	UBS Group AG	5,749
Overseas	Barclays PLC	$26,690
	BNP Paribas SA	28,814
	HSBC Holdings PLC	4,696

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Principal Capital Appreciation	JPMorgan Chase & Co	$160,649
	Morgan Stanley	36,500
Short-Term Income	Bank of America	$19,273
	Bank of Montreal	16,632
	Bank of New York Mellon Corp/The	15,102
	Barclays PLC	7,159
	BNP Paribas SA	18,850
	Citigroup Inc	45,283
	Goldman Sachs Group Inc/The	68,097
	JPMorgan Chase & Co	69,318
	Morgan Stanley	73,740
	Royal Bank of Canada	26,046
	UBS Group AG	14,895
SmallCap	Stifel Financial Corp	$27,049
SmallCap Growth I	Stifel Financial Corp	$9,766
SmallCap S&P 600 Index	Virtu Financial Inc	$2,244
Allocation of Trades
By the Manager (PGI). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to, trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Because of PGI’s role as investment advisor to each of the Funds and discretionary advisor to funds of funds and some underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. PGI also provides advisory services to funds that have multiple investment advisors (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund’s portfolio to be allocated to an advisor. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds and Multi-Managed Funds, for the following reasons:
•PGI serves as the investment advisor to the underlying funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment advisor may serve as sub-advisor to the funds in which a fund of funds may invest. This raises a potential conflict because PGI’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest.
•PGI or an affiliated person may serve as investment advisor to a portion of a Multi-Managed Fund. In addition, PGI might recommend that an affiliated person serve as sub-advisor to a portion of a Multi-Managed Fund. This raises a potential conflict because PGI’s or an affiliated investment advisor’s profit margin may vary depending on the extent to which a Multi-Managed Fund’s assets are managed by PGI or allocated to an affiliated advisor.

•A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, PGI and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. PGI and the sub-advisor may face a conflict of interest in making its determination.
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:
•PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds Complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies. However, PGI will select an unaffiliated underlying fund managed by an unaffiliated sub-advisor when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•PGI uses a process to select investment advisors that emphasizes the selection of PGI or Principal-affiliated sub-advisors that are determined to be qualified under PGI’s due diligence process. However, PGI will select an unaffiliated sub-advisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•PGI provides ongoing oversight of the Funds’ investments to monitor adherence to their investment program.
By the Sub-Advisors. The portfolio managers of each sub-advisor manage a number of accounts other than the Funds’ portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes, and, in some cases, review by independent third parties.
Investments the sub-advisor deems appropriate for a Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the sub-advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the sub-advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds’ behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price, and other share classes of the Funds are purchased at the net asset value (“NAV”) per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day’s price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in “Pricing of Fund Shares.”

All income dividends and capital gains distributions, if any, on a Fund’s Institutional Class and Classes R-3, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund’s Classes A, C, and J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind).
Finisterre Emerging Markets Total Return Bond Fund
For retail investors (i.e. non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on April 13, 2026, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on June 12, 2026, the Finisterre Emerging Markets Total Return Bond Fund will no longer be available for purchases from new investors except in limited circumstances.
•Shareholders, including those in omnibus accounts, who own shares of the Finisterre Emerging Markets Total Return Bond Fund as of April 13, 2026 (for retail investors, i.e., non-employer sponsored retirement plan investors) or June 12, 2026 (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.
•Registered Investment Advisor (“RIA”) and bank trust firms that have an investment allocation to the Emerging Market Debt Total Return Strategy (i.e., investments in the same strategy used in collective investment trust, insurance separate accounts, or separately managed accounts) in a fee-based, wrap, or advisory account, may add new clients, or purchase shares in the Finisterre Emerging Markets Total Return Bond Fund. The Finisterre Emerging Markets Total Return Bond Fund will not be available to new RIA and bank trust firms.
•Shareholders through accounts at private banks may continue to purchase shares and exchange into the Finisterre Emerging Markets Total Return Bond Fund. Private banks that have an investment allocation to the Emerging Market Debt Total Return Strategy (i.e., investments in the same strategy used in collective investment trust, insurance separate accounts, or separately managed accounts) may add new clients to the Finisterre Emerging Markets Total Return Bond Fund. The Finisterre Emerging Markets Total Return Bond Fund will not be available to private bank or private bank platforms not already investing in the Emerging Market Debt Total Return Strategy.
•Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the Finisterre Emerging Markets Total Return Bond Fund may continue to purchase shares and exchange into the Finisterre Emerging Markets Total Return Bond Fund. Existing broker/dealer wrap or fee-based programs may add new participants.
•Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the Finisterre Emerging Markets Total Return Bond Fund. New participants in these plans may elect to purchase shares of the Finisterre Emerging Markets Total Return Bond Fund.
•Retirement plans that, as of April 13, 2026, have the Finisterre Emerging Markets Total Return Bond Fund in their plan lineup may continue to offer the Finisterre Emerging Markets Total Return Bond Fund. Retirement plans in transition as of April 13, 2026 will have until June 12, 2026 to fund any new accounts in the Finisterre Emerging Markets Total Return Bond Fund.
•Investors who open a new IRA transfer or rollover account by the close of business on April 13, 2026 will have until June 12, 2026 to fund these accounts.
•Shareholders within brokerage accounts may continue to purchase shares of the Finisterre Emerging Markets Total Return Bond Fund; however, new brokerage accounts will not be permitted to begin investing in the Finisterre Emerging Markets Total Return Bond Fund after April 13, 2026.
•529 plans that include the Finisterre Emerging Markets Total Return Bond Fund within their investment options may continue to purchase shares and exchange into the Finisterre Emerging Markets Total Return Bond Fund.
•Investors who have a direct investment in an Emerging Market Debt Total Return Strategy (i.e., investments in the same strategy used in collective investment trust, insurance separate accounts, or separately managed accounts) may, subject to the approval of the Distributor, purchase shares in the Finisterre Emerging Markets Total Return Bond Fund.

At the sole discretion of the Distributor, the Finisterre Emerging Markets Total Return Bond Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the NYSE on June 14, 2013, and for employer-sponsored retirement plan investors, effective as of the close of the NYSE on August 15, 2013, the MidCap Fund (the “Fund”) is no longer available for purchases from new investors except in limited circumstances, such as the following:
•Shareholders, including those in omnibus accounts, who own shares of the Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer-sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.
•Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Strategy (i.e., investments in the same strategy used in collective investment trust, separately managed accounts, individually managed accounts, or insurance separate accounts) in a fee-based, wrap, or advisory account, may continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms.
•Shareholders through accounts at private banks may continue to purchase shares and exchange into the Fund. Private banks that have an investment allocation to the MidCap Strategy may add new clients to the Fund. The Fund will not be available to private bank or private bank platforms not already investing in the MidCap Strategy.
•Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the Fund may continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap or fee-based programs may add new participants.
•Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the Fund. New participants in these plans may elect to purchase shares of the Fund.
•Shareholders within brokerage accounts may continue to purchase shares of the Fund; however, new brokerage accounts will not be permitted to begin investing in the Fund after June 14, 2013.
•529 plans that include the Fund within their investment options may continue to purchase shares and exchange into the Fund.
•Investors who have a direct investment in the MidCap Strategy may, subject to the approval of the Distributor, purchase shares in the Fund.
•Shareholders that invest through accounts with Principal Securities, Inc.
At the sole discretion of the Distributor, the Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.
Money Market Fund
Effective as of the close of the NYSE January 18, 2018, Class C and Institutional Class Shares of the Fund are no longer available for purchases or for exchanges from other series of the Principal Funds, Inc.
Abandoned or Orphaned Accounts
In order to invest in shares of Principal Funds, a shareholder’s account must have a registered broker-dealer on file with us when the account is established. If an active account does not have a registered broker-dealer on file, we consider the account to be an “abandoned or orphaned account”. If we determine in our discretion that an account is abandoned or orphaned, we will take the following actions:
•Notify the shareholder in writing as to the account’s status and request that the account(s) be moved to another registered broker-dealer;
•Remove the broker/dealer from the account.  If the shareholder does not request another registered broker/dealer to be added to the account, Principal Shareholder Services, Inc. (“PSS”), the Funds’ Transfer Agent, will hold the accounts until another registered broker/dealer is added to the account.  PSS is not a broker-dealer and does not offer investment advice; and
•No initial sales charge will apply to purchases of Fund shares while PSS is holding the account.

Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in “Pricing of Fund Shares.”
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Exchanges Between Classes of Shares
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From Class	Exchange To Class
A	Institutional
C	A, Institutional
Institutional	A, C, R-6
R-6	Institutional
Such same-Fund exchanges between share classes are permitted, subject to conditions including, but not limited to, the following:
•You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;
•Your financial intermediary or the retirement plan sponsor's financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;
•The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;
•In order to exchange into Class A shares, you must be eligible to: (i) purchase Class A shares with no initial sales charge; or (ii) exchange into Class A shares through your financial intermediary with no initial sales charge;
•Depending on the circumstances, for exchanges from Classes A and C, shares there may be a contingent deferred sales charge in connection with the exchange;
•Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or Financial Professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class; and
•The Government Money Market Fund does not permit exchanges.
If, after purchasing Institutional Class shares, you become ineligible to invest in Institutional Class shares, you may be permitted to exchange from Institutional Class shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your Financial Professional for more information.

While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax advisor regarding possible federal, state, local, and foreign tax consequences.
Money Market Fund - Investor Transaction Considerations Regarding Liquidity Fees*
•If the Money Market Fund received, but has not yet processed, a purchase order prior to notifying investors of the imposition of liquidity fees, such purchase order will be considered a valid purchase and will be processed normally.
•If a liquidity fee is in place and a shareholder submits both a purchase order and a redemption order for shares of the Money Market Fund on the same day, the liquidity fee will be assessed on the shareholder’s gross redemption amount and will not be assessed on the shareholder’s net redemption amount.
•If a redemption request was verifiably submitted to the Money Market Fund’s agent before a liquidity fee is imposed but is received by the Money Market Fund after a liquidity fee is imposed, the Fund will pay the proceeds of the redemption request and will not impose a liquidity fee on the redemption request.
•A checkwriting redemption request that is verifiably submitted to the Money Market Fund’s agent before a liquidity fee is imposed will be considered a valid redemption and will be processed normally.
*     This does not apply to the Government Money Market Fund.
GOVERNMENT MONEY MARKET AND MONEY MARKET FUNDS MATERIAL EVENTS
Imposition of Liquidity Fees
During the last ten years, there has not been any occasion on which the Money Market Fund has instituted a liquidity fee.
Form N-CR
If applicable, the Fund was required to disclose (through June 10, 2024) additional information about this liquidity fee event (or these events, as appropriate) on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Financial Support Provided to the Government Money Market Fund or Money Market Fund
During the last ten years, there has not been any occasion on which the Government Money Market Fund or Money Market Fund has: (i) been provided financial support from an affiliated person, promoter, or principal underwriter of the Fund, or an affiliated person of such a person, and/or (ii) participated in one or more mergers with another investment company.
PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. The NAV for each class of each Fund (other than the Government Money Market Fund) is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the NYSE (normally 3:00 p.m. Central Time). The NAV for each class of the Government Money Market Fund is calculated each day the New York Stock Exchange (“NYSE”) is open, normally at 4:00 p.m. Central Time. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Juneteenth, Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time or, in the case of the Government Money Market Fund, 4:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds except the Government Money Market and Money Market Funds, the share price is calculated by:
•taking the current market value of the total assets of the Fund,
•subtracting liabilities of the Fund,
•dividing the remainder proportionately into the classes of the Fund,
•subtracting the liability of each class, and
•dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services that may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third-party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and PGI is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.
Appendix B provides a specimen price-make-up sheet showing how the Fund calculates the total offering price per share.
Government Money Market and Money Market Funds (the "Money Market Funds")
The share price of each class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. The share price of each class of shares of the Government Money Market Fund is determined normally at 4:00 p.m. Central Time and on the same days as the Funds described above. All securities held by the Money Market Funds are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Money Market Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.
Use of the amortized cost valuation method by the Money Market Funds requires the Funds to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less, with certain exceptions permitted by applicable regulations, or have a variable or floating rate of interest. In addition, the Funds invest only in obligations determined by the Board to be of high quality with minimal credit risks.
The Board has established procedures for the Money Market Funds designed to stabilize, to the extent reasonably possible, the Funds’ price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to PGI to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining, or otherwise recapitalizing outstanding shares. The Funds may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
Each Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as a RIC, a Fund must invest in assets that produce types of income specified in the IRC (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives, and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives, and other commodity/natural resource-related securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC for a given year. In addition, a Fund must satisfy certain diversification tests under the IRC to qualify as a RIC. If a Fund fails to qualify as a RIC, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long- or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options, or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term, and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the IRC may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The IRC may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund, and (b) certain capital gain distributions and/or the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS has issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Special Tax Considerations for the California Municipal and Tax-Exempt Bond Funds (collectively the “Municipal Funds” or singly the “Fund”)
The Municipal Funds also intend to qualify to pay “exempt-interest dividends” to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund that consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long-term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are “substantial users” (or related persons) under Section 147(a) of the IRC of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objective and policies. In such event, the Fund would reevaluate its investment objective and policies.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of any Fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Funds may publish month-end portfolio holdings information for each Fund’s portfolio on the www.PrincipalAM.com website on the thirteenth business day of the following month, or more frequently in connection with redemption in-kind transactions by approved third parties used for portfolio management purposes. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default, or similar events on portfolio holdings. The Funds may also occasionally publish information on the website concerning the removal, addition, or change in weightings of underlying funds in which the funds of funds invest. The Government Money Market and Money Market Funds also publish on the website www.PrincipalAM.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. PGI serves as the investment advisor to the Principal Funds, which includes the Principal Exchange-Traded Funds. The Funds may have investment strategies and/or portfolio holdings that are substantially similar to or overlap with an exchange-traded fund ("ETFs") managed by PGI. These ETFs may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. For example, the portfolio holding for the ETFs managed by PGI are required to be publicly disclosed daily. Similarly, PGI serves as an investment adviser to separate accounts that may have investment objectives, strategies, and portfolio holdings that may be substantially similar to or overlap with the Funds. Those separate account holdings could be disclosed to clients or others under terms of an investment management agreement and could be disclosed more frequently than the Funds’ portfolio holdings are publicly disclosed. It is the Funds’ policy to disclose only public information regarding portfolio holdings (i.e., information published on the websites or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund’s holdings. This information may be made available at any time (or without delay).
Policy. The Funds and PGI have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)Daily to the Funds’ portfolio pricing services, Bloomberg LP, ICE Data Services, J.P. Morgan PricingDirect, Inc., and S&P Global, to obtain prices for portfolio securities;
2)Upon proper request to government regulatory agencies or to self-regulatory organizations;
3)As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Funds;
4)To the investment advisor and sub-advisors’ proxy service providers (Broadridge Financial Solutions, LLC, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies;
5) To certain Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to those Funds;
6) To certain Funds’ custodian and sub-administrator, State Street Bank and Trust Company, in connection with the custodial services and administrative services it provides to those Funds; and
7)Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.
The Funds are also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Funds, PGI, or the Fund’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or PGI’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing, before it occurs. The Funds currently have disclosure agreements with the following:

Abel Noser	Eagle	Natixis Investment Managers
ACA Compliance Alpha	Eagle Investment Systems Corp.	Nordlogic
AcadiaSoft	Electra	Northern Trust
Accenture	Electra Information Systems	Northern Trust Integrated Trading Solutions
Advent Axys	Everest (Allvue Systems)	Omgeo LLC
Advent APX	FactSet	Portfolio BI, Inc.
Ashland Partners	FactSet Research Systems Inc.	PORTIA (SS&C Technologies)
Askia, LLC	Financial Recovery Technologies (FRT)	Qontigo (Axioma Risk System)
Assette	FIS Capital Markets US, LLC	ReFlow Fund, LLC
Bank of America	FIS Global Asset Management	Rimes Technologies Corporation
Barra	FIS PTA	Russell Investments Implementation
BlackRock Aladdin	Generic Network Systems	Services, LLC
Bloomberg AIM	Global Trading Analytics	S&P Global Ratings
Bloomberg LP	Goldman Sachs	S3
Bloomberg Port	Gresham Technologies	SEI Global Services, Inc.
Bloomberg Professional Services	ICE Data Pricing & Reference Data	SEI Investments Co
BNY	ICE Liquidity	SS&C
Broadridge Business Process Outsourcing	IHS Markit LTD	SS&C Advent
Solutions, LLC	INDATA	SS&C Eze
Broadridge (Proxy Edge)	InvestCloud Inc	SS&C Geneva
Brown Brothers Harriman	Investment Company Institute (ICI)	SS&C Geneva Managed Services
Charles River	JP Morgan	SS&C Vision FI
Charles River Development	LexisNexis	StarCompliance Operating, LLC
Charles River Investment Management Solutions	LiquidNet	State Street Bank & Trust
Charles River Trading System	Loomis, Sayles & Company, LP	SWIFT
Clearwater Analytics	Markit WSO Services	TriOptima
Confluence Technologies	Microsoft Azure	TriOptima AB
Consensys Limited	Morgan Stanley	Virtu Americas LLC
Corporation Service Company	Morningstar, Inc.	Virtus Shared Services
DTCC OASYS	MSCI	Watson Wheatley
Dynamo Software	MSCI ESG Risk Metrics

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party (i) is a regulator or (ii) has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions, except that a third-party recipient of non-public portfolio holdings information received in connection with certain in-kind redemptions pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the in-kind redemptions. A written record of approval will be made by the person granting approval.
The Funds’ non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations, and affiliated persons of the Funds. Neither the Funds nor PGI nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Funds’ CCO will periodically, but no less frequently than annually, review the Funds’ portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Board. In addition, the Board must approve any change in the Funds’ portfolio holdings disclosure policy that would expand the distribution of such information.
REFLOW LIQUIDITY PROGRAM
Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.
PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to PGI or to the Fund’s sub-advisor(s), as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix C to this SAI. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
Funds that operate as funds of funds invest in shares of other Funds of PFI and PETF. PGI is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PGI will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2026, is available, without charge, upon request, by calling 1-800-222-5852, sending an email request to prospectus@principalfunds.com, or by accessing the Funds’ most recently filed Form N-PX on the Fund's website at www.PrincipalAM.com/Prospectuses or the SEC website at www.sec.gov .
FINANCIAL STATEMENTS
The financial statements of the Funds at October 31, 2025, are incorporated herein by reference to the Funds' most recent Annual Report to Shareholders (Part 1) ( Part 2 ) ( Part 3 ) filed with the SEC on Form N-CSR. The unaudited financial statements of the Funds at April 30, 2026 are also incorporated herein by reference from the Funds' most recent Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 700 Nicollet Mall, Suite 500, Minneapolis, MN 55402, is the independent registered public accounting firm for the Principal Funds.
GENERAL INFORMATION
Midcap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund
The Funds are not sponsored, endorsed, sold, or promoted by S&P Global (“S&P Global”). S&P Global makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P Global’s only relationship to Principal Life Insurance Company and PGI is the licensing of certain trademarks and trade names of S&P Global and the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index which are determined, composed, and calculated by S&P Global without regard to Principal Life Insurance Company, PGI, or the Funds. S&P Global has no obligation to take the needs of Principal Life Insurance Company, PGI or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index. S&P Global is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P Global has no obligation or liability in connection with the administration, marketing, or trading of the Funds.
S&P GLOBAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P GLOBAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P GLOBAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, PRINCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P GLOBAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P GLOBAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following list identifies shareholders who own more than 25% of the voting securities of a Fund as of July 31, 2026. It is presumed that a person who owns more than 25% of the voting securities of a Fund controls the Fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by Fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
CALIFORNIA MUNICIPAL	34.58%	WELLS FARGO CLEARING SERVICES LLC	CALIFORNIA	WELLS FARGO &
		SPECIAL CUSTODY ACCT FOR THE		COMPANY
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CORE PLUS BOND	49.41%	NATIONAL FINANCIAL SERVICES LLC	DELAWARE	FIDELITY GLOBAL
		FOR THE EXCL BENE OF OUR CUSTOMERS		BROKERAGE GROUP,
		499 WASHINGTON BLVD		INC. a wholly owned
		ATTN MUTUAL FUNDS DEPT 4TH FL		subsidiary of FMR, LLC
		JERSEY CITY NJ 07310-1995

GLOBAL EMERGING	56.44%	PRINCIPAL GLOBAL INVESTORS TRUST CO	DELAWARE	PRINCIPAL HOLDING
MARKETS		PRINCIPAL LIFETIME HYBRID		COMPANY, LLC (1)
		COLLECTIVE INVESTMENT FUNDS
		1300 SW 5TH AVE STE 3300
		PORTLAND OR 97201-5640

GOVERNMENT & HIGH	31.21%	NATIONAL FINANCIAL SERVICES LLC	DELAWARE	FIDELITY GLOBAL
QUALITY BOND		FOR THE EXCL BENE OF OUR CUSTOMERS		BROKERAGE GROUP,
		499 WASHINGTON BLVD		INC. a wholly owned
		ATTN MUTUAL FUNDS DEPT 4TH FL		subsidiary of FMR, LLC
		JERSEY CITY NJ 07310-1995

GOVERNMENT MONEY	34.55%	PRINCIPAL BANK	IOWA	PRINCIPAL FINANCIAL
MARKET		PO BOX 10370		GROUP, INC. (1)
		DES MOINES IA 50306-0370

INTERNATIONAL BOND	49.31%	SAM FLEXIBLE INCOME PORTFOLIO PIF	MARYLAND	PRINCIPAL FINANCIAL
		ATTN MUTUAL FUND ACCOUNTING-H221		GROUP, INC. (1)
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION	47.19%	PRINCIPAL GLOBAL INVESTORS TRUST CO	DELAWARE	PRINCIPAL HOLDING
		PRINCIPAL LIFETIME HYBRID		COMPANY, LLC (1)
		COLLECTIVE INVESTMENT FUNDS
		1300 SW 5TH AVE STE 3300
		PORTLAND OR 97201-5640

LARGECAP GROWTH I	49.30%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
MIDCAP VALUE I	46.05%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE I	31.08%	PERSHING LLC	DELAWARE	BANK OF NEW YORK
		1 PERSHING PLZ		MELLON CORPORATION
		JERSEY CITY NJ 07399-0001

OVERSEAS	32.26%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	52.26%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
STRATEGIC INCOME		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020	46.24%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025	77.18%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030	59.01%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035	76.85%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040	60.25%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
PRINCIPAL LIFETIME 2045	74.20%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050	66.44%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055	72.66%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060	78.59%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065	80.09%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2070	85.51%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	26.23%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2020		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	25.47%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2030		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
PRINCIPAL LIFETIME	32.09%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2035		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	31.49%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2040		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	47.17%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2045		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	53.47%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2050		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	52.42%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2055		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	54.25%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2060		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	49.04%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2065		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
PRINCIPAL LIFETIME	64.73%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
HYBRID 2070		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I	47.47%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE II	50.25%	PRINCIPAL LIFE INS COMPANY CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PFG OMNIBUS WRAPPED AND CUSTOM		SERVICES, INC. (1)
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

TAX-EXEMPT BOND	28.73%	NATIONAL FINANCIAL SERVICES LLC	DELAWARE	FIDELITY GLOBAL
FUND		FOR THE EXCL BENE OF OUR CUSTOMERS		BROKERAGE GROUP,
		499 WASHINGTON BLVD		INC. a wholly owned
		ATTN MUTUAL FUNDS DEPT 4TH FL		subsidiary of FMR, LLC
		JERSEY CITY NJ 07310-1995

(1) Principal Financial Group, Inc. is the parent of control for Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent of control for Principal Life Insurance Company and Principal Global Investors, LLC; Principal Life Insurance Company is the parent of control for Principal Holding Company, LLC.

The Board Members and officers of the Funds, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption “Choosing a Share Class and the Costs of Investing” in the Prospectus.
Funds that operate as funds of funds and Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the funds of funds nor Principal Life Insurance Company exercise voting discretion.
A quorum must be present at a meeting of shareholders for business to be transacted. PFI's Bylaws state that a quorum is the presence in person or by proxy of the holders of one-third of the shares of capital stock of PFI or, when the meeting relates to a certain Fund, that Fund, issued and outstanding and entitled to vote on the record date.
Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund).

Principal Holders of Securities
The Registrant is unaware of any persons who own beneficially (but are not shareholders of record) 5% or more of any class of the Funds’ outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Funds’ outstanding shares as of July 31, 2026. The list is presented in alphabetical order by Fund.

Fund (Class)	Percent of Ownership	Name and Address of Owner
CALIFORNIA MUNICIPAL (A)	45.20%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (A)	11.53%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

CALIFORNIA MUNICIPAL (A)	10.11%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST
		BUILDING ONE, 2ND FLOOR
		JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (A)	8.29%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (A)	7.33%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	5.64%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (C)	67.32%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (C)	10.36%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (C)	9.15%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

Fund (Class)	Percent of Ownership	Name and Address of Owner
CALIFORNIA MUNICIPAL (C)	8.03%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (I)	20.63%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (I)	20.35%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (I)	13.00%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (I)	12.24%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

CALIFORNIA MUNICIPAL (I)	10.78%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (I)	9.93%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

CORE FIXED INCOME (A)	26.73%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CORE FIXED INCOME (A)	8.14%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

CORE FIXED INCOME (A)	8.04%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund (Class)	Percent of Ownership	Name and Address of Owner
CORE FIXED INCOME (I)	33.82%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

CORE FIXED INCOME (I)	14.12%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CORE FIXED INCOME (I)	11.66%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

CORE FIXED INCOME (I)	8.36%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (I)	6.52%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

CORE FIXED INCOME (I)	6.32%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CORE FIXED INCOME (R3)	54.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R3)	30.26%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

CORE FIXED INCOME (R3)	7.37%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

CORE FIXED INCOME (R5)	88.12%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
CORE FIXED INCOME (R6)	22.60%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	13.99%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	9.39%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	6.35%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	6.04%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	5.78%	LIFETIME 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (A)	15.93%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CORE PLUS BOND (I)	76.33%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

CORE PLUS BOND (I)	9.68%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R3)	81.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
CORE PLUS BOND (R5)	53.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R5)	6.95%	NEW-PRESS & GAZETTE CO
		FBO NPGC NQ DEF COMP PLAN
		ATTN LYLE LEIMKUHLER
		PO BOX 29
		SAINT JOSEPH MO 64502-0029

CORE PLUS BOND (R5)	6.78%	NORTHWEST ADMINISTRATORS
		FBO NQ EXCESS OF NW ADMINISTRATORS
		ATTN GAYLE BUSHNELL
		2323 EASTLAKE AVE E
		SEATTLE WA 98102-3305

CORE PLUS BOND (R5)	6.75%	BRISTOL BAY NATIVE CORPORATION
		ATTN PLAN TRUSTEE
		FBO BBNC NQ DEF COMP PLAN
		111 W 16TH AVE
		ANCHORAGE AK 99501-6299

CORE PLUS BOND (R5)	5.65%	MATRIX TRUST COMPANY AS AGENT FOR
		NEWPORT TRUST COMPANY
		II-VI INCORPORATED DEFERRED COMPENS
		330 PRIMERA BLVD SUITE 200
		LAKE MARY FL 32746

DIVERSIFIED INTERNATIONAL (A)	17.10%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (I)	22.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	15.39%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (I)	9.00%	MID ATLANTIC TRUST COMPANY
		FBO POPULAR INC PR SAV & INV PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

DIVERSIFIED INTERNATIONAL (I)	6.68%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Fund (Class)	Percent of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL (R3)	65.50%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R3)	7.91%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

DIVERSIFIED INTERNATIONAL (R5)	69.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R6)	44.14%	MAC & CO A\C 425993
		ATTN MUTUAL FUND OPERATIONS
		500 GRANT STREET RM 151-1010
		PITTSBURGH PA 15219-2502

DIVERSIFIED INTERNATIONAL (R6)	14.21%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R6)	7.06%	EMPOWER TRUST
		FBO EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

DIVERSIFIED INTERNATIONAL (R6)	5.45%	MAC & CO A\C 425996
		ATTN MUTUAL FUND OPERATIONS
		500 GRANT STREET ROOM 151-1010
		PITTSBURGH PA 15219-2502

EQUITY INCOME (A)	16.73%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

EQUITY INCOME (A)	13.87%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

EQUITY INCOME (A)	9.62%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

Fund (Class)	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (A)	5.55%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	23.61%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	18.59%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

EQUITY INCOME (C)	13.09%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

EQUITY INCOME (C)	8.61%	CHARLES SCHWAB & CO INC
		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901

EQUITY INCOME (C)	8.26%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	5.62%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

EQUITY INCOME (I)	28.45%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	14.86%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (I)	5.65%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R3)	56.46%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R3)	27.20%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

EQUITY INCOME (R5)	69.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R5)	12.75%	JOHN HANCOCK TRUST COMPANY LLC
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038

EQUITY INCOME (R5)	7.07%	PRINCIPAL TRUST COMPANY
		FBO NORTON HEALTHCARE, INC 457(B)
		SALARY DEFERRAL PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

FINISTERRE EMERGING MARKETS	20.72%	SAM FLEXIBLE INCOME PORTFOLIO PIF
TOTAL RETURN BOND (I)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

FINISTERRE EMERGING MARKETS	13.77%	SAM BALANCED PORTFOLIO PIF
TOTAL RETURN BOND (I)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

FINISTERRE EMERGING MARKETS	12.47%	SAM CONS BALANCED PORTFOLIO PIF
TOTAL RETURN BOND (I)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

FINISTERRE EMERGING MARKETS	12.18%	MORGAN STANLEY SMITH BARNEY LLC
TOTAL RETURN BOND (I)		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

FINISTERRE EMERGING MARKETS	7.99%	NATIONAL FINANCIAL SERVICES LLC
TOTAL RETURN BOND (I)		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
FINISTERRE EMERGING MARKETS	7.28%	RAYMOND JAMES
TOTAL RETURN BOND (I)		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

FINISTERRE EMERGING MARKETS	6.96%	CHARLES SCHWAB & CO INC
TOTAL RETURN BOND (I)		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901

FINISTERRE EMERGING MARKETS	5.91%	SAM CONS GROWTH PORTFOLIO PIF
TOTAL RETURN BOND (I)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (A)	20.18%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GLOBAL EMERGING MARKETS (I)	70.28%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

GLOBAL EMERGING MARKETS (I)	8.03%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GLOBAL EMERGING MARKETS (I)	5.93%	PRINCIPAL GLOBAL INVESTORS LLC
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R3)	73.62%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R3)	5.70%	ALLTECH INC
		FBO NQDC OF ALLTECH INC
		ATTN ANGIE FORESTER
		3031 CATNIP HILL RD
		NICHOLASVILLE KY 40356-9765

GLOBAL EMERGING MARKETS (R5)	56.79%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
GLOBAL EMERGING MARKETS (R5)	7.17%	PRINCIPAL TRUST COMPANY
		FBO CRST INTL NQ PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

GLOBAL EMERGING MARKETS (R5)	6.83%	PRINCIPAL TRUST COMPANY
		ATTN PLAN TRUSTEE
		FBO TOM WOOD INC NQ DEF COMP PLANS
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

GLOBAL EMERGING MARKETS (R6)	58.89%	PRINCIPAL GLOBAL INVESTORS TRUST CO
		PRINCIPAL LIFETIME HYBRID
		COLLECTIVE INVESTMENT FUNDS
		1300 SW 5TH AVE STE 3300
		PORTLAND OR 97201-5640

GLOBAL REAL ESTATE SECURITIES (A)	23.43%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4141

GLOBAL REAL ESTATE SECURITIES (A)	15.68%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (A)	8.44%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES (A)	7.63%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

GLOBAL REAL ESTATE SECURITIES (I)	20.79%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

GLOBAL REAL ESTATE SECURITIES (I)	18.59%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (I)	14.74%	UBATCO & CO
		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535

Fund (Class)	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (I)	12.52%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (I)	7.61%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

GLOBAL REAL ESTATE SECURITIES (R3)	80.03%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

GLOBAL REAL ESTATE SECURITIES (R3)	11.46%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R3)	7.93%	STATE STREET BANK CUSTODIAN CUST
		FBO ACCESS ADP 401(K) PLAN
		1 LINCOLN STREET
		BOSTON MA 02111-2901

GLOBAL REAL ESTATE SECURITIES (R5)	57.03%	MID ATLANTIC TRUST COMPANY
		FBO MATC OMNIBUS DIV REINVEST
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

GLOBAL REAL ESTATE SECURITIES (R5)	21.25%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

GLOBAL REAL ESTATE SECURITIES (R5)	18.23%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R6)	12.80%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R6)	11.55%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (R6)	10.25%	TIAA TRUST, N.A. AS CUST/TTEE
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500

Fund (Class)	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (R6)	9.83%	SEI PRIVATE TRUST COMPANY
		C/O COUNTRY FINANCIAL
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989

GLOBAL REAL ESTATE SECURITIES (R6)	7.98%	MAC & CO A/C 681885
		ATTN MUTUAL FUND OPS
		500 GRANT STREET ROOM 151-1010
		PITTSBURGH PA 15219-2502

GLOBAL REAL ESTATE SECURITIES (R6)	6.65%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH QUALITY BOND (A)	20.59%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH QUALITY BOND (A)	13.68%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

GOVERNMENT & HIGH QUALITY BOND (I)	41.96%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH QUALITY BOND (I)	16.66%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	16.24%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	12.29%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R3)	47.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R3)	9.07%	ASCENSUS TRUST COMPANY
		FBO STRUCTURAL ENGINEERING CENTER INC XXX69
		PO BOX 10758
		FARGO ND 58106-0758

Fund (Class)	Percent of Ownership	Name and Address of Owner
GOVERNMENT & HIGH QUALITY BOND (R3)	7.40%	USIC
		FBO USIC EXEC BENEFIT PLAN
		ATTN CARYN HILDRETH
		9045 RIVER RD STE 300
		INDIANAPOLIS IN 46240-6400

GOVERNMENT & HIGH QUALITY BOND (R5)	44.88%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R5)	20.04%	MATRIX TRUST COMPANY AS AGENT FOR
		NEWPORT TRUST COMPANY
		II-VI INCORPORATED DEFERRED COMPENS
		330 PRIMERA BLVD SUITE 200
		LAKE MARY FL 32746

GOVERNMENT & HIGH QUALITY BOND (R5)	8.99%	PRINCIPAL TRUST COMPANY
		FBO CRST INTL NQ PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

GOVERNMENT & HIGH QUALITY BOND (R5)	7.70%	NORTHWEST ADMINISTRATORS
		FBO NQ EXCESS OF NW ADMINISTRATORS
		ATTN GAYLE BUSHNELL
		2323 EASTLAKE AVE E
		SEATTLE WA 98102-3305

GOVERNMENT & HIGH QUALITY BOND (R5)	7.08%	PRINCIPAL TRUST COMPANY
		FBO AMIC DIRECTORS & OFFICERS DC PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

GOVERNMENT MONEY MARKET (I)	100.00%	PRINCIPAL BANK
		PO BOX 10370
		DES MOINES IA 50306-0370

GOVERNMENT MONEY MARKET (R6)	17.10%	PRINCIPAL BANK
		PO BOX 10370
		DES MOINES IA 50306-0370

GOVERNMENT MONEY MARKET (R6)	10.16%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT MONEY MARKET (R6)	9.57%	BNY MELLON AS AGENT FOR VARIOUS
		PRINCIPAL FUNDS
		500 GRANT ST
		PITTSBURGH PA 15219-2502

Fund (Class)	Percent of Ownership	Name and Address of Owner
HIGH YIELD (A)	17.12%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

HIGH YIELD (A)	8.43%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (A)	7.93%	LINCOLN RETIREMENT SERVICES CO
		FBO SHARP HEALTHCARE 403B
		PO BOX 7876
		FORT WAYNE IN 46801-7876

HIGH YIELD (A)	7.05%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (C)	22.28%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

HIGH YIELD (C)	20.58%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (C)	15.13%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

HIGH YIELD (C)	6.77%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

HIGH YIELD (C)	5.37%	CHARLES SCHWAB & CO INC
		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901

Fund (Class)	Percent of Ownership	Name and Address of Owner
HIGH YIELD (I)	36.03%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (I)	10.01%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

HIGH YIELD (I)	9.00%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (I)	8.36%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

HIGH YIELD (I)	7.91%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

HIGH YIELD (I)	7.26%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

HIGH YIELD (R6)	18.58%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

HIGH YIELD (R6)	9.12%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (R6)	7.29%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (R6)	6.36%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
INFLATION PROTECTION (I)	47.67%	PRINCIPAL GLOBAL INVESTORS TRUST CO
		PRINCIPAL LIFETIME HYBRID
		COLLECTIVE INVESTMENT FUNDS
		1300 SW 5TH AVE STE 3300
		PORTLAND OR 97201-5640

INFLATION PROTECTION (I)	8.55%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	8.20%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (J)	6.73%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA THELMA JACOBS
		8387 CELESTE RD
		SARALAND AL 36571-8795

INFLATION PROTECTION (R3)	48.14%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R3)	44.41%	DSL CONSTRUCTION CORP
		FBO EXEC NQ EXCESS OF DSL CONSTRUCTION
		ATTN PLAN TRUSTEE
		11300 W OLYMPIC BLVD STE 770
		LOS ANGELES CA 90064-1644

INFLATION PROTECTION (R5)	60.52%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R5)	28.60%	GROUP 70 INTERNATIONAL INC
		ATTN PLAN TRUSTEE
		FBO G70 DEF COMP PLAN
		111 S KING STREET STE 170
		HONOLULU HI 96813-3501

INTERNATIONAL BOND (R6)	49.31%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL BOND (R6)	24.46%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
INTERNATIONAL BOND (R6)	19.41%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (I)	44.32%	PRINCIPAL GLOBAL INVESTORS LLC
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (I)	10.25%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (I)	6.49%	VANGUARD BROKERAGE SERVICES
		100 VANGUARD BLVD
		MALVERN PA 19355-2331

INTERNATIONAL EQUITY (I)	6.02%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

INTERNATIONAL EQUITY (I)	5.98%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

INTERNATIONAL EQUITY (R3)	89.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (R3)	5.66%	STRATACOR
		FBO STRATACOR 457B
		ATTN TAMERA ROBINSON
		500 WASHINGTON AVE SOUTH
		MINNEAPOLIS MN 55415-1149

INTERNATIONAL EQUITY (R5)	89.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (R5)	5.74%	SIOUX CENTER HEALTH 457B & 457F
		FBO SIOUX CENTER HEALTH 457B & 457F
		ATTN PLAN TRUSTEE
		1101 9TH ST SE
		SIOUX CENTER IA 51250-2501

INTERNATIONAL EQUITY (R6)	13.01%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY (R6)	11.67%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (R6)	10.32%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (R6)	9.96%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY (R6)	5.38%	LIFETIME 2045 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (A)	14.04%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

LARGECAP GROWTH I (A)	8.61%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

LARGECAP GROWTH I (I)	47.03%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

LARGECAP GROWTH I (I)	19.26%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	5.74%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH I (R3)	75.64%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH I (R3)	8.07%	DSL CONSTRUCTION CORP
		FBO EXEC NQ EXCESS OF DSL CONSTRUCTION
		ATTN PLAN TRUSTEE
		11300 W OLYMPIC BLVD STE 770
		LOS ANGELES CA 90064-1644

LARGECAP GROWTH I (R5)	74.66%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	64.33%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (A)	22.57%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

LARGECAP S&P 500 INDEX (I)	8.64%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	7.75%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	6.61%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	6.50%	LIFETIME HYBRID 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	5.41%	LIFETIME HYBRID 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R3)	56.20%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R5)	60.97%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE III (I)	13.11%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	10.74%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	9.60%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	8.80%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	8.27%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	7.90%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	6.62%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R3)	81.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	30.39%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	20.46%	MATRIX TRUST COMPANY TRUSTEE
		FBO SOUTHWEST SCHOOL CORPORATION
		RETIREE FUNDED HRA PLAN
		717 17TH STREET SUITE 1300
		DENVER CO 80202-3304

Fund (Class)	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE III (R5)	17.58%	PRINCIPAL TRUST COMPANY
		FBO EDINA REALTY WEALTH ENHANCEMENT PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

LARGECAP VALUE III (R5)	7.26%	PRINCIPAL TRUST COMPANY
		FBO CRST INTL NQ PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

MIDCAP (A)	17.94%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MIDCAP (A)	6.44%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCOUNT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

MIDCAP (A)	5.20%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (C)	48.29%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MIDCAP (I)	13.39%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

MIDCAP (I)	13.29%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MIDCAP (I)	12.63%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund (Class)	Percent of Ownership	Name and Address of Owner
MIDCAP (I)	12.46%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MIDCAP (I)	10.05%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

MIDCAP (I)	6.32%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (I)	5.53%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

MIDCAP (I)	5.22%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

MIDCAP (R3)	60.71%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

MIDCAP (R3)	13.11%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP (R3)	7.59%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (R3)	6.27%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

MIDCAP (R5)	22.10%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
MIDCAP (R5)	10.17%	TIAA TRUST, N.A. AS CUST/TTEE
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500

MIDCAP (R5)	7.88%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

MIDCAP (R5)	5.98%	LINCOLN RETIREMENT SERVICES CO
		FBO UT SYSTEM ORP
		PO BOX 7876
		FORT WAYNE IN 46801-7876

MIDCAP (R5)	5.29%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

MIDCAP (R6)	43.93%	EDWARD D JONES & CO
		FOR THE BENEFIT OF CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710

MIDCAP (R6)	9.01%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

MIDCAP (R6)	8.56%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

MIDCAP S&P 400 INDEX (I)	24.40%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

MIDCAP S&P 400 INDEX (I)	18.77%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

MIDCAP S&P 400 INDEX (I)	8.50%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
MIDCAP S&P 400 INDEX (I)	6.09%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX (I)	5.32%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP S&P 400 INDEX (I)	5.31%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R3)	39.55%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R3)	7.31%	BENEFIT TRUST COMPANY AS CUSTODIAN
		FOR HILLSBOROUGH COUNTY PUBLIC
		SCHOOLS 403B
		PO BOX 12765
		OVERLAND PARK KS 66282-2765

MIDCAP S&P 400 INDEX (R5)	39.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R5)	9.54%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

MIDCAP S&P 400 INDEX (R5)	5.50%	EMPOWER TRUST
		FBO ANNE ARUNDEL MEDICAL CENTER EMP SAL
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

MIDCAP S&P 400 INDEX (R6)	12.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	11.07%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	10.27%	DIVERSIFIED GROWTH ADAPTIVE
		ALLOCATION ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
MIDCAP S&P 400 INDEX (R6)	7.81%	LIFETIME HYBRID 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	6.49%	LIFETIME HYBRID 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	5.20%	LIFETIME HYBRID 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (A)	19.40%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MIDCAP VALUE I (I)	78.05%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP VALUE I (I)	6.86%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MIDCAP VALUE I (I)	5.35%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

MIDCAP VALUE I (R3)	80.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	57.30%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	6.61%	COUNSEL TRUST DBA MATC FBO
		TRADITION AMERICA HOLDINGS INC.
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

MIDCAP VALUE I (R6)	94.01%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
MULTI-SECTOR INCOME (A)	15.04%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MULTI-SECTOR INCOME (A)	12.35%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MULTI-SECTOR INCOME (A)	11.13%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

MULTI-SECTOR INCOME (A)	9.70%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MULTI-SECTOR INCOME (A)	6.97%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MULTI-SECTOR INCOME (A)	5.05%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

MULTI-SECTOR INCOME (C)	31.72%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MULTI-SECTOR INCOME (C)	15.33%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MULTI-SECTOR INCOME (C)	11.20%	CHARLES SCHWAB & CO INC
		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901

MULTI-SECTOR INCOME (C)	9.10%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

Fund (Class)	Percent of Ownership	Name and Address of Owner
MULTI-SECTOR INCOME (C)	7.02%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MULTI-SECTOR INCOME (I)	14.48%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

MULTI-SECTOR INCOME (I)	11.40%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

MULTI-SECTOR INCOME (I)	9.66%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

MULTI-SECTOR INCOME (I)	9.47%	UBS WM USA
		XXX XXXXX X100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761

MULTI-SECTOR INCOME (I)	8.66%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MULTI-SECTOR INCOME (I)	8.65%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

MULTI-SECTOR INCOME (I)	8.64%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MULTI-SECTOR INCOME (I)	8.08%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

Fund (Class)	Percent of Ownership	Name and Address of Owner
MULTI-SECTOR INCOME (R6)	28.00%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901

MULTI-SECTOR INCOME (R6)	12.46%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

OVERSEAS (I)	32.28%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

OVERSEAS (I)	14.53%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	14.09%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	12.04%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	11.87%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

OVERSEAS (R3)	85.92%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (R3)	8.24%	BEHLER-YOUNG COMPANY
		FBO BEHLER-YOUNG COMPANY DEF COMP
		ATTN PLAN TRUSTEE
		4900 CLYDE PARK AVE SW
		GRAND RAPIDS MI 49509-5118

OVERSEAS (R3)	5.10%	FIIOC
		FBO ECONOMETRICA INC
		401(K) PROFIT SHARING PLAN AN
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (A)	33.21%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

PRINCIPAL CAPITAL APPRECIATION (A)	10.54%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (I)	33.08%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	21.97%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

PRINCIPAL CAPITAL APPRECIATION (I)	8.49%	MAC & CO 9031932
		ATTN MUTUAL FUND OPERATIONS
		500 GRANT STREET ROOM 151-2700
		PITTSBURGH PA 15219-2531

PRINCIPAL CAPITAL APPRECIATION (I)	6.12%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (R3)	71.65%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

PRINCIPAL CAPITAL APPRECIATION (R3)	24.27%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R5)	84.25%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2020 (A)	15.79%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2020 (I)	89.31%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (I)	5.94%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R3)	90.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	92.81%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (I)	88.98%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (I)	8.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R3)	93.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	87.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2030 (A)	15.69%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2030 (I)	89.62%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (I)	5.90%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R3)	88.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	80.81%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (I)	87.50%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (I)	8.95%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R3)	94.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	83.91%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2040 (A)	13.76%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2040 (I)	88.33%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (I)	7.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R3)	91.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	90.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)	83.50%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)	12.61%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R3)	97.35%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	92.72%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2050 (A)	13.27%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2050 (I)	85.52%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (I)	10.10%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R3)	94.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	93.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (I)	81.15%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (I)	13.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R3)	98.62%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	94.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2060 (I)	86.89%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (I)	8.03%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R3)	94.78%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R5)	90.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (I)	88.34%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (I)	7.12%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R3)	92.52%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R5)	89.73%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2070 (I)	91.66%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM FUNDS
		ATTN PLIC PROXY COORDINATOR
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2070 (I)	7.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2070 (J)	10.08%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA PUSHPENDER CHHILLAR
		37 LEDGEBROOK LN
		MIDDLETOWN CT 06457-2116

PRINCIPAL LIFETIME 2070 (J)	9.36%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA JOHN HATHERILL
		14362 PINEWOOD RD
		TUSTIN CA 92780-6924

PRINCIPAL LIFETIME 2070 (J)	7.64%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA ANDREW S DECKER
		2675 E CREEKS EDGE DR
		BLOOMINGTON IN 47401-8368

PRINCIPAL LIFETIME 2070 (J)	6.19%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA LAURA WHEELER
		128 RED HEAD CV
		SAN MARCOS TX 78666-1566

PRINCIPAL LIFETIME 2070 (J)	6.13%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA ERIK SHEEHAN
		9400 THORNWOOD DR
		LINCOLN NE 68512-9400

PRINCIPAL LIFETIME 2070 (R3)	99.34%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2070 (R5)	96.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2020 (I)	54.97%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (I)	33.60%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2020 (I)	6.20%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2020 (R6)	86.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (R6)	5.10%	PRINCIPAL TRUST COMPANY
		FBO EXEC 457B OF SANFORD HEALTH
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID 2025 (I)	65.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (I)	18.45%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2025 (I)	5.18%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2025 (R6)	86.60%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (I)	65.05%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2030 (I)	14.15%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2030 (R6)	82.14%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (R6)	6.31%	PRINCIPAL TRUST COMPANY
		FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
		ATTN PLAN TRUSTEE
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID 2035 (I)	58.09%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (I)	26.63%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2035 (I)	8.70%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2035 (R6)	86.51%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (I)	61.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (I)	21.31%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2040 (I)	6.59%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2040 (R6)	85.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (R6)	5.67%	PRINCIPAL TRUST COMPANY
		FBO EXEC 457B OF SANFORD HEALTH
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID 2045 (I)	62.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (I)	26.14%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2045 (I)	7.47%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2045 (R6)	92.03%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (I)	62.07%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (I)	27.56%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2050 (I)	6.04%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2050 (R6)	90.58%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (I)	66.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (I)	26.21%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2055 (I)	5.23%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2055 (R6)	95.34%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (I)	65.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (I)	29.02%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2060 (R6)	92.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2065 (I)	75.20%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2065 (I)	8.54%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID 2065 (I)	7.33%	PRINCIPAL TRUST COMPANY
		FBO MURRAY COMPANY NQ DC PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID 2065 (I)	5.16%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2065 (R6)	90.55%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2070 (I)	78.33%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2070 (I)	16.75%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2070 (J)	7.21%	PRINCIPAL LIFE INSURANCE CO
		IRA (DCD) LAURA ASCHEMAN
		FBO CHAD HOBBIEBRUNKEN
		8108 HAMMONTREE CIR
		URBANDALE IA 50322-1507

PRINCIPAL LIFETIME HYBRID 2070 (J)	6.74%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA ROBERT S ARCHER
		99 CIRCLE DR E
		MONTGOMERY IL 60538-2341

PRINCIPAL LIFETIME HYBRID 2070 (J)	5.30%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA DARRIN A LINSENBARDT
		7040 W OLIVE AVE UNIT 54
		PEORIA AZ 85345-8884

PRINCIPAL LIFETIME HYBRID 2070 (R6)	81.17%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2070 (R6)	5.58%	PRINCIPAL TRUST COMPANY
		FBO PRIN SELECT SVNG EXCPLAN INDV FIELD
		ATTN PLAN TRUSTEE
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID 2070 (R6)	5.43%	PRINCIPAL TRUST COMPANY
		FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
		ATTN PLAN TRUSTEE
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID INCOME (I)	66.22%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (I)	12.73%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID INCOME (I)	7.11%	MINNESOTA LIFE INSURANCE COMPANY
		400 ROBERT STREET NORTH
		SAINT PAUL MN 55101-2037

PRINCIPAL LIFETIME HYBRID INCOME (R6)	77.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (R6)	6.71%	PRINCIPAL TRUST COMPANY
		FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
		ATTN PLAN TRUSTEE
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID INCOME (R6)	5.51%	PRINCIPAL TRUST COMPANY
		FBO EXEC 457B OF SANFORD HEALTH
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME STRATEGIC INCOME (A)	17.08%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME STRATEGIC INCOME (A)	5.28%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Fund (Class)	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME STRATEGIC INCOME (I)	89.28%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INCOME (I)	5.76%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INCOME (R3)	74.48%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INCOME (R3)	9.61%	DSL CONSTRUCTION CORP
		FBO EXEC NQ EXCESS OF DSL CONSTRUCTION
		ATTN PLAN TRUSTEE
		11300 W OLYMPIC BLVD #770
		LOS ANGELES CA 90064-1644

PRINCIPAL LIFETIME STRATEGIC INCOME (R5)	81.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (A)	14.48%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (A)	9.69%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (A)	7.30%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (A)	5.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES (A)	5.05%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

REAL ESTATE SECURITIES (C)	25.65%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (C)	21.79%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	9.71%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (C)	6.70%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (C)	6.47%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (C)	5.77%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

REAL ESTATE SECURITIES (I)	34.74%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (I)	22.15%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (I)	12.42%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES (I)	5.38%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (R3)	21.72%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R3)	20.31%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R3)	14.51%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

REAL ESTATE SECURITIES (R5)	48.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	7.27%	TIAA TRUST, N.A. AS CUST/TTEE
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500

REAL ESTATE SECURITIES (R5)	5.22%	EMPOWER TRUST
		FBO EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R6)	19.03%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R6)	6.65%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (R6)	5.35%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED (A)	17.32%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM BALANCED (A)	16.38%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM BALANCED (A)	5.52%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM BALANCED (C)	23.52%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM BALANCED (C)	16.24%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM BALANCED (I)	79.77%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SAM BALANCED (R3)	75.67%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED (R3)	8.16%	CBNA AS CUSTODIAN FBO
		CITY OF OCOEE VEBA HEALTH SAVINGS P
		6 RHOADS DR STE 7
		UTICA NY 13502-6317

SAM BALANCED (R3)	7.76%	PRINCIPAL TRUST COMPANY
		FBO SPINDLETOP OIL & GAS CO
		DEF COMP PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SAM BALANCED (R5)	75.12%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED (R5)	15.00%	MATRIX TRUST CO AS AGENT
		FBO PRO-SET INC FINANCIAL SECURITY TRUS
		PO BOX 52129
		PHOENIX AZ 85072-2129

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE BALANCED (A)	18.63%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE BALANCED (A)	6.96%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

SAM CONSERVATIVE BALANCED (C)	24.47%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE BALANCED (C)	17.36%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE BALANCED (C)	6.09%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM CONSERVATIVE BALANCED (I)	78.93%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED (R3)	57.88%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED (R3)	19.90%	PRINCIPAL TRUST COMPANY
		FBO KIDS UNLIMITED OF OREGON 457F PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED (R3)	9.70%	PRINCIPAL TRUST COMPANY
		FBO DANCKER, SELLEW & DOUGLAS INC
		SUPP EXEC RET PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE BALANCED (R3)	5.39%	PRAVEEN RASTOGI TTEE
		CARLETTE GRAHAM
		PULMONARY MED ASSOC LLP 401 PSP
		401 (K) PLAN FBO ANDRE R HOLMES
		915 EAGLES LANDING PKWY
		STOCKBRIDGE GA 30281-5011

SAM CONSERVATIVE BALANCED (R5)	64.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED (R5)	19.38%	PRINCIPAL TRUST COMPANY
		FBO B&G AND AFFILIATES EXEC RET PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED (R5)	6.28%	KGP TELECOMMUNICATIONS LLC
		ATTN PLAN TRUSTEE
		FBO KGPCO PHANTOM UNITS PLAN
		3305 HIGHWAY 60 WEST
		FAIRBAULT MN 55021-4869

SAM CONSERVATIVE GROWTH (A)	13.21%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE GROWTH (A)	11.39%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

SAM CONSERVATIVE GROWTH (C)	19.27%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE GROWTH (C)	8.64%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE GROWTH (I)	76.32%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE GROWTH (R3)	74.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH (R5)	87.48%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME (A)	23.89%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME (A)	8.28%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

SAM FLEXIBLE INCOME (C)	34.22%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME (C)	8.64%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM FLEXIBLE INCOME (C)	6.56%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME (I)	60.45%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME (I)	12.49%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME (I)	7.47%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM FLEXIBLE INCOME (I)	5.94%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SAM FLEXIBLE INCOME (I)	5.20%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME (R3)	72.32%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME (R3)	16.27%	MID ATLANTIC TRUST COMPANY
		FBO BUFFALO ULTRASOUND INC 401 K
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

SAM FLEXIBLE INCOME (R5)	78.22%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME (R5)	11.74%	BRISTOL BAY NATIVE CORPORATION
		ATTN PLAN TRUSTEE
		FBO BBNC NQ DEF COMP PLAN
		111 W 16TH AVE
		ANCHORAGE AK 99501-6299

SAM STRATEGIC GROWTH (A)	11.68%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH (A)	10.50%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

SAM STRATEGIC GROWTH (A)	5.03%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Fund/Portfolio (Class)	Percent of Ownership	Name and Address of Owner
SAM STRATEGIC GROWTH (C)	13.82%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH (I)	77.93%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH (I)	5.34%	FIRST COMMAND FINANCIAL SERVICES INC
		ATTN PLAN TRUSTEE
		FBO FIRST COMMAND DEF CAREER
		1 FIRSTCOMM PLAZA
		FORT WORTH TX 76109-4978

SAM STRATEGIC GROWTH (R3)	75.38%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH (R5)	81.29%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH (R5)	8.54%	KGP TELECOMMUNICATIONS LLC
		FBO KGPCO PHANTOM UNITS PLAN
		ATTN PLAN TRUSTEE
		3305 HIGHWAY 60 WEST
		FAIRBAULT MN 55021-4869

SHORT-TERM INCOME (A)	41.01%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (A)	7.83%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund (Class)	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (C)	25.69%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	16.87%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (C)	8.27%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SHORT-TERM INCOME (C)	5.20%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

SHORT-TERM INCOME (I)	11.85%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCOUNT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

SHORT-TERM INCOME (I)	8.72%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	8.41%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	7.84%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	5.87%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (I)	5.83%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (R3)	42.51%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R3)	17.02%	DSL CONSTRUCTION CORP
		FBO EXEC NQ EXCESS OF DSL CONSTRUCTION
		ATTN PLAN TRUSTEE
		11300 W OLYMPIC BLVD STE 770
		LOS ANGELES CA 90064-1644

SHORT-TERM INCOME (R3)	13.84%	LIL DRUG STORE PRODUCTS INC
		FBO LIL DRUG STORE PRODUCTS
		LONG TERM PLAN 1
		ATTN PLAN TRUSTEE
		1201 CONTINENTAL PLACE NE
		CEDAR RAPIDS IA 52402-2025

SHORT-TERM INCOME (R3)	5.04%	PRINCIPAL TRUST COMPANY
		FBO SSP AMERICAN DEF COMP PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R5)	25.88%	CHURCHILL MORTGAGE CORPORATION
		FBO CHURCHILL MORTGAGE CORPORATION
		INCENTIVE BONUS PLAN
		ATTN SHEREE BARLETT
		761 OLD HICKORY BLVD STE 400
		BRENTWOOD TN 37027-4519

SHORT-TERM INCOME (R5)	20.80%	BRISTOL BAY NATIVE CORPORATION
		ATTN PLAN TRUSTEE
		FBO BBNC NQ DEF COMP PLAN
		111 W 16TH AVE
		ANCHORAGE AK 99501-6299

SHORT-TERM INCOME (R5)	14.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	10.96%	NORTHWEST ADMINISTRATORS
		ATTN GAYLE BUSHNELL
		FBO NQ EXCESS OF NW ADMINISTRATORS
		2323 EASTLAKE AVE E
		SEATTLE WA 98102-3305

SHORT-TERM INCOME (R5)	7.02%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP (A)	18.01%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SMALLCAP (A)	6.32%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

SMALLCAP (I)	56.54%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141

SMALLCAP (I)	12.80%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING - OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		250 NICOLLET MALL SUITE 1400
		MINNEAPOLIS MN 55401-7582

SMALLCAP (I)	8.87%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SMALLCAP (I)	8.82%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

SMALLCAP (R3)	57.37%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833

SMALLCAP (R3)	16.86%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R5)	83.95%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

SMALLCAP (R5)	6.66%	FEDERAL REALTY INVESTMENT TRUST
		FBO FEDERAL REALTY INVESTMENT TRUST
		ATTN VICKIE RALLS
		1626 E JEFFERSON ST
		ROCKVILLE MD 20852-4041

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP (R5)	5.33%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	16.74%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	14.92%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	12.72%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	8.74%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

SMALLCAP (R6)	6.89%	LIFETIME 2045 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	5.88%	LIFETIME 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	5.59%	LIFETIME 2060 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	5.53%	LIFETIME 2055 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R6)	5.29%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP GROWTH I (I)	28.36%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SMALLCAP GROWTH I (I)	21.69%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	9.16%	ASCENSUS TRUST COMPANY
		FBO BELL BANK MASTER PLAN 999507
		PO BOX 10758
		FARGO ND 58106-0758

SMALLCAP GROWTH I (I)	5.48%	THE CHRSTAN & MSSIONRY ALLIANCE TTE
		FBO THE ALLIANCE RET PL
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP GROWTH I (R3)	41.65%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R3)	21.90%	EMPOWER TRUST
		FBO EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP GROWTH I (R3)	9.63%	LINCOLN RETIREMENT SERVICES COMPANY
		FBO SCHOOL BD OF RICHMOND 403B
		PO BOX 7876
		FORT WAYNE IN 46801-7876

SMALLCAP GROWTH I (R5)	55.33%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R5)	8.42%	TIAA TRUST, N.A. AS CUST/TTEE
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500

SMALLCAP GROWTH I (R5)	6.79%	JOHN HANCOCK TRUST COMPANY LLC
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP GROWTH I (R5)	6.38%	RELIANCE TRUST COMPANY TRUSTEE
		FBO RITE SOLUTIONS SAVINGS & INVEST
		185 S BROAD ST STE 303
		PAWCATUCK CT 06379-1997

SMALLCAP GROWTH I (R6)	52.35%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R6)	12.26%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

SMALLCAP S&P 600 INDEX (I)	13.25%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SMALLCAP S&P 600 INDEX (I)	11.16%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	10.68%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX (I)	8.07%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

SMALLCAP S&P 600 INDEX (I)	7.40%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

SMALLCAP S&P 600 INDEX (R3)	31.82%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R3)	8.72%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP S&P 600 INDEX (R3)	5.19%	BENEFIT TRUST COMPANY AS CUSTODIAN
		FOR HILLSBOROUGH COUNTY PUBLIC
		SCHOOLS 403B
		PO BOX 12765
		OVERLAND PARK KS 66282-2765

SMALLCAP S&P 600 INDEX (R5)	54.47%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	10.39%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	9.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		ATTN NPIO TRADE DESK
		OMNIBUS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	9.60%	DIVERSIFIED GROWTH ADAPTIVE
		ALLOCATION ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	7.84%	LIFETIME HYBRID 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	6.49%	LIFETIME HYBRID 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	5.19%	LIFETIME HYBRID 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	20.88%	TIAA TRUST, N.A. AS CUST/TTEE
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500

SMALLCAP VALUE II (I)	19.78%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
SMALLCAP VALUE II (I)	10.02%	EMPOWER TRUST
		FBO EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (I)	8.21%	T ROWE PRICE RETIREMENT PLAN SVCS
		INC
		1435 WOOLSEY HTS
		COLORADO SPGS CO 80915-5400

SMALLCAP VALUE II (I)	6.96%	EMPOWER TRUST
		FBO EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (I)	5.13%	EMPOWER TRUST
		FBO EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (R3)	66.36%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	10.37%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

SMALLCAP VALUE II (R3)	5.11%	EMPOWER TRUST
		FBO EMPLOYEE BENEFITS CLIENTS 401K - FG
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (R5)	83.56%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	59.18%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	9.55%	NATIONAL FINANCIAL SERVICES LLC
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (A)	18.59%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Fund (Class)	Percent of Ownership	Name and Address of Owner
TAX-EXEMPT BOND (A)	15.42%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (A)	13.61%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

TAX-EXEMPT BOND (A)	6.55%	J. P. MORGAN SECURITIES LLC
		FBO EXCLUSIVE BENEFIT OF OUR CUST
		4 CHASE METROTECH CTR
		BROOKLYN NY 11245-0003

TAX-EXEMPT BOND (A)	6.32%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

TAX-EXEMPT BOND (C)	23.75%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (C)	15.84%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (C)	12.10%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

TAX-EXEMPT BOND (C)	8.43%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

TAX-EXEMPT BOND (C)	6.55%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

TAX-EXEMPT BOND (C)	5.69%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING - OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		250 NICOLLET MALL SUITE 1400
		MINNEAPOLIS MN 55401-7582

Fund (Class)	Percent of Ownership	Name and Address of Owner
TAX-EXEMPT BOND (C)	5.64%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

TAX-EXEMPT BOND (C)	5.55%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (I)	38.68%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (I)	13.70%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

TAX-EXEMPT BOND (I)	10.26%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (I)	6.41%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

TAX-EXEMPT BOND (I)	6.06%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

TAX-EXEMPT BOND (I)	6.05%	UBS WM USA
		XXX XXXXX X100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (I)	5.95%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: MUTUAL FUND RECON 14G
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
Management Ownership
As of July 31, 2026, the Board Members and officers of the Funds, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of Fund shares through participation in an employee benefit program that invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about PGI’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.
Information in this section is as of October 31, 2025, unless otherwise noted.

Advisor: Principal Global Investors, LLC (Principal Asset Allocation Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Brody Dass: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	12	$8.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	24	$159.2 million	0	$0
James W. Fennessey: LargeCap Growth I; LargeCap Value III; MidCap Value I; Overseas; Principal LifeTime Strategic Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; Principal LifeTime Hybrid Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	7	$2.1 billion	0	$0
Other pooled investment vehicles	39	$77.5 billion	0	$0
Other accounts	26	$4.1 billion	0	$0
Todd A. Jablonski: Principal LifeTime Strategic Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; and Principal LifeTime Hybrid Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070 Funds; and SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth Portfolios

Registered investment companies	11	$4.8 billion	0	$0
Other pooled investment vehicles	38	$77.2 billion	0	$0
Other accounts	2	$59.5 million	0	$0
Michael Messina: LargeCap Growth I; LargeCap Value III; MidCap Value I; Overseas; SmallCap Growth I; and SmallCap Value II Funds
Registered investment companies	1	$1.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Chad Severin: Principal LifeTime Strategic Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; and Principal LifeTime Hybrid Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070 Funds

Registered investment companies	6	$883.1 million	0	$0
Other pooled investment vehicles	38	$77.2 billion	0	$0
Other accounts	0	$0	0	$0
Scott Smith: Principal LifeTime Strategic Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; and Principal LifeTime Hybrid Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070 Funds

Registered investment companies	6	$883.1 million	0	$0
Other pooled investment vehicles	51	$77.5 billion	0	$0
Other accounts	26	$4.1 billion	0	$0
Yesim Tokat-Acikel: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth Portfolios
Registered investment companies	13	$8.2 billion	0	$0
Other pooled investment vehicles	4	$124.2 million	0	$0
Other accounts	32	$253.2 million	0	$0
May Tong(1): LargeCap Growth I; LargeCap Value III; MidCap Value I; Overseas; Principal LifeTime Strategic Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; Principal LifeTime Hybrid Income, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, 2065, and 2070; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	41	$54.6 billion	0	$0
Other pooled investment vehicles	39	$85.7 billion	0	$0
Other accounts	0	$0	0	$0
(1) Information as of July 31, 2026.

Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Brody Dass	SAM Balanced	$10,001 - $50,000
Brody Dass	SAM Conservative Balanced	None
Brody Dass	SAM Conservative Growth	None
Brody Dass	SAM Flexible Income	None
Brody Dass	SAM Strategic Growth	None
James W. Fennessey	LargeCap Growth I	$100,001 - $500,000
James W. Fennessey	LargeCap Value III	$50,001 - $100,000
James W. Fennessey	MidCap Value I	$1 - $10,000
James W. Fennessey	Overseas	$1 - $10,000
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2025	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2035	None
James W. Fennessey	Principal LifeTime 2040	$10,001 - $50,000
James W. Fennessey	Principal LifeTime 2045	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2055	None
James W. Fennessey	Principal LifeTime 2060	None
James W. Fennessey	Principal LifeTime 2065	None
James W. Fennessey	Principal LifeTime 2070	None
James W. Fennessey	Principal LifeTime Hybrid Income	None
James W. Fennessey	Principal LifeTime Hybrid 2020	None
James W. Fennessey	Principal LifeTime Hybrid 2025	None
James W. Fennessey	Principal LifeTime Hybrid 2030	None
James W. Fennessey	Principal LifeTime Hybrid 2035	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Principal LifeTime Hybrid 2040	$100,001 - $500,000
James W. Fennessey	Principal LifeTime Hybrid 2045	None
James W. Fennessey	Principal LifeTime Hybrid 2050	None
James W. Fennessey	Principal LifeTime Hybrid 2055	None
James W. Fennessey	Principal LifeTime Hybrid 2060	None
James W. Fennessey	Principal LifeTime Hybrid 2065	None
James W. Fennessey	Principal LifeTime Hybrid 2070	None
James W. Fennessey	SmallCap Growth I	$500,001 - $1,000,000
James W. Fennessey	SmallCap Value II	$500,001 - $1,000,000
Todd A. Jablonski	Principal LifeTime Strategic Income	None
Todd A. Jablonski	Principal LifeTime 2020	None
Todd A. Jablonski	Principal LifeTime 2025	None
Todd A. Jablonski	Principal LifeTime 2030	None
Todd A. Jablonski	Principal LifeTime 2035	None
Todd A. Jablonski	Principal LifeTime 2040	None
Todd A. Jablonski	Principal LifeTime 2045	None
Todd A. Jablonski	Principal LifeTime 2050	None
Todd A. Jablonski	Principal LifeTime 2055	None
Todd A. Jablonski	Principal LifeTime 2060	None
Todd A. Jablonski	Principal LifeTime 2065	None
Todd A. Jablonski	Principal LifeTime 2070	None
Todd A. Jablonski	Principal LifeTime Hybrid Income	None
Todd A. Jablonski	Principal LifeTime Hybrid 2020	None
Todd A. Jablonski	Principal LifeTime Hybrid 2025	None
Todd A. Jablonski	Principal LifeTime Hybrid 2030	None
Todd A. Jablonski	Principal LifeTime Hybrid 2035	None
Todd A. Jablonski	Principal LifeTime Hybrid 2040	$500,001 - $1,000,000
Todd A. Jablonski	Principal LifeTime Hybrid 2045	None
Todd A. Jablonski	Principal LifeTime Hybrid 2050	None
Todd A. Jablonski	Principal LifeTime Hybrid 2055	None
Todd A. Jablonski	Principal LifeTime Hybrid 2060	None
Todd A. Jablonski	Principal LifeTime Hybrid 2065	None
Todd A. Jablonski	Principal LifeTime Hybrid 2070	None
Todd A. Jablonski	SAM Balanced	over $1,000,000
Todd A. Jablonski	SAM Conservative Balanced	None
Todd A. Jablonski	SAM Conservative Growth	None
Todd A. Jablonski	SAM Flexible Income	None
Todd A. Jablonski	SAM Strategic Growth	over $1,000,000
Michael Messina	LargeCap Growth I	$10,001 - $50,000
Michael Messina	LargeCap Value III	None
Michael Messina	MidCap Value I	None
Michael Messina	Overseas	None
Michael Messina	SmallCap Growth I	$1 - $10,000
Michael Messina	SmallCap Value II	None
Chad Severin	Principal LifeTime Strategic Income	None
Chad Severin	Principal LifeTime 2020	None
Chad Severin	Principal LifeTime 2025	None
Chad Severin	Principal LifeTime 2030	None
Chad Severin	Principal LifeTime 2035	None
Chad Severin	Principal LifeTime 2040	None
Chad Severin	Principal LifeTime 2045	None
Chad Severin	Principal LifeTime 2050	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Chad Severin	Principal LifeTime 2055	None
Chad Severin	Principal LifeTime 2060	None
Chad Severin	Principal LifeTime 2065	None
Chad Severin	Principal LifeTime 2070	None
Chad Severin	Principal LifeTime Hybrid Income	None
Chad Severin	Principal LifeTime Hybrid 2020	None
Chad Severin	Principal LifeTime Hybrid 2025	None
Chad Severin	Principal LifeTime Hybrid 2030	None
Chad Severin	Principal LifeTime Hybrid 2035	None
Chad Severin	Principal LifeTime Hybrid 2040	None
Chad Severin	Principal LifeTime Hybrid 2045	None
Chad Severin	Principal LifeTime Hybrid 2050	None
Chad Severin	Principal LifeTime Hybrid 2055	None
Chad Severin	Principal LifeTime Hybrid 2060	None
Chad Severin	Principal LifeTime Hybrid 2065	None
Chad Severin	Principal LifeTime Hybrid 2070	None
Scott Smith	Principal LifeTime Strategic Income	None
Scott Smith	Principal LifeTime 2020	None
Scott Smith	Principal LifeTime 2025	None
Scott Smith	Principal LifeTime 2030	None
Scott Smith	Principal LifeTime 2035	None
Scott Smith	Principal LifeTime 2040	None
Scott Smith	Principal LifeTime 2045	None
Scott Smith	Principal LifeTime 2050	None
Scott Smith	Principal LifeTime 2055	None
Scott Smith	Principal LifeTime 2060	None
Scott Smith	Principal LifeTime 2065	None
Scott Smith	Principal LifeTime 2070	None
Scott Smith	Principal LifeTime Hybrid Income	None
Scott Smith	Principal LifeTime Hybrid 2020	None
Scott Smith	Principal LifeTime Hybrid 2025	None
Scott Smith	Principal LifeTime Hybrid 2030	None
Scott Smith	Principal LifeTime Hybrid 2035	None
Scott Smith	Principal LifeTime Hybrid 2040	None
Scott Smith	Principal LifeTime Hybrid 2045	None
Scott Smith	Principal LifeTime Hybrid 2050	$100,001 - $500,000
Scott Smith	Principal LifeTime Hybrid 2055	None
Scott Smith	Principal LifeTime Hybrid 2060	None
Scott Smith	Principal LifeTime Hybrid 2065	$1 - $10,000
Scott Smith	Principal LifeTime Hybrid 2070	None
Yesim Tokat-Acikel	SAM Balanced	$500,001 - $1,000,000
Yesim Tokat-Acikel	SAM Conservative Balanced	None
Yesim Tokat-Acikel	SAM Conservative Growth	None
Yesim Tokat-Acikel	SAM Flexible Income	None
Yesim Tokat-Acikel	SAM Strategic Growth	None
May Tong	LargeCap Growth I	None
May Tong	LargeCap Value III	None
May Tong	MidCap Value I	None
May Tong	Overseas	None
May Tong	Principal LifeTime Strategic Income	None
May Tong	Principal LifeTime 2020	None
May Tong	Principal LifeTime 2025	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
May Tong	Principal LifeTime 2030	None
May Tong	Principal LifeTime 2035	None
May Tong	Principal LifeTime 2040	None
May Tong	Principal LifeTime 2045	None
May Tong	Principal LifeTime 2050	None
May Tong	Principal LifeTime 2055	None
May Tong	Principal LifeTime 2060	None
May Tong	Principal LifeTime 2065	None
May Tong	Principal LifeTime 2070	None
May Tong	Principal LifeTime Hybrid Income	None
May Tong	Principal LifeTime Hybrid 2020	None
May Tong	Principal LifeTime Hybrid 2025	None
May Tong	Principal LifeTime Hybrid 2030	None
May Tong	Principal LifeTime Hybrid 2035	None
May Tong	Principal LifeTime Hybrid 2040	None
May Tong	Principal LifeTime Hybrid 2045	None
May Tong	Principal LifeTime Hybrid 2050	None
May Tong	Principal LifeTime Hybrid 2055	None
May Tong	Principal LifeTime Hybrid 2060	None
May Tong	Principal LifeTime Hybrid 2065	None
May Tong	Principal LifeTime Hybrid 2070	None
May Tong	SmallCap Growth I	None
May Tong	SmallCap Value II	None

Advisor: Principal Global Investors, LLC (Principal Edge Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Daniel R. Coleman: Equity Income and Principal Capital Appreciation Funds
Registered investment companies	4	$2.7 billion	0	$0
Other pooled investment vehicles	3	$330.3 million	0	$0
Other accounts	39	$4.5 billion	0	$0
Theodore Jayne: Principal Capital Appreciation Fund
Registered investment companies	2	$347.7 million	0	$0
Other pooled investment vehicles	1	$141.1 million	0	$0
Other accounts	4	$836.2 million	0	$0
Sarah E. Radecki: Equity Income Fund
Registered investment companies	2	$2.3 billion	0	$0
Other pooled investment vehicles	2	$189.1 million	0	$0
Other accounts	34	$3.6 billion	0	$0
Nedret Vidinli: Equity Income Fund
Registered investment companies	1	$691.7 million	0	$0
Other pooled investment vehicles	1	$172.3 million	0	$0
Other accounts	11	$446.9 million	0	$0
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Daniel R. Coleman	Equity Income	over $1,000,000
Daniel R. Coleman	Principal Capital Appreciation	$500,001 - $1,000,000
Theodore Jayne	Principal Capital Appreciation	$500,001 - $1,000,000
Sarah E. Radecki	Equity Income	over $1,000,000
Nedret Vidinli	Equity Income	$500,001 - $1,000,000

Advisor: Principal Global Investors, LLC (Principal Equities Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International and International Equity(1) Funds
Registered investment companies	2	$1.4 billion	0	$0
Other pooled investment vehicles	4	$18.9 billion	0	$0
Other accounts	17	$2.4 billion	1	$271.8 million
Emily Foshag: SmallCap Fund
Registered investment companies	3	$316.2 million	0	$0
Other pooled investment vehicles	2	$528.8 million	0	$0
Other accounts	16	$2.0 billion	2	$515.9 million
Daniel Graña: Global Emerging Markets Fund
Registered investment companies	1	$83.2 million	0	$0
Other pooled investment vehicles	1	$418.9 million	0	$0
Other accounts	0	$0	0	$0
John Paul Lech: Global Emerging Markets Fund
Registered investment companies	3	$5.6 billion	0	$0
Other pooled investment vehicles	2	$418.9 million	0	$0
Other accounts	0	$0	0	$0
George Maris: Diversified International and International Equity(1) Funds
Registered investment companies	2	$1.4 billion	0	$0
Other pooled investment vehicles	4	$18.9 billion	0	$0
Other accounts	17	$2.4 billion	1	$271.9 million
K. William Nolin: MidCap Fund
Registered investment companies	5	$12.8 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	78	$19.4 billion	0	$0
Phil Nordhus: SmallCap Fund
Registered investment companies	1	$174.5 million	0	$0
Other pooled investment vehicles	1	$469.6 million	0	$0
Other accounts	16	$2.0 billion	2	$515.9 million
Tyler O’Donnell: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	18	$23.8 billion	0	$0
Other pooled investment vehicles	6	$61.1 billion	0	$0
Other accounts	4	$3.1 billion	0	$0
Brian W. Pattinson: SmallCap Fund
Registered investment companies	3	$736.1 million	0	$0
Other pooled investment vehicles	3	$1.46 billion	0	$0
Other accounts	34	$3.3 billion	2	$515.9 million
Matthew Peron: Diversified International and International Equity (1) Funds
Registered investment companies	2	$1.4 billion	0	$0
Other pooled investment vehicles	4	$18.9 billion	0	$0
Other accounts	17	$2.4 billion	1	$271.9 million
Tom Rozycki: MidCap Fund
Registered investment companies	5	$12.8 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	78	$19.4 billion	0	$0
Aaron J. Siebel: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	22	$28.6 billion	0	$0
Other pooled investment vehicles	6	$61.1 billion	0	$0
Other accounts	5	$4.5 billion	0	$0
(1)Effective July 31, 2024, the International Fund I changed its name to the International Equity Fund.

Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	over $1,000,000
Paul H. Blankenhagen	International Equity	over $1,000,000
Emily Foshag	SmallCap	$500,001 - $1,000,000
Daniel Graña	Global Emerging Markets Fund	over $1,000,000
John Paul Lech	Global Emerging Markets Fund	$100,001 - $500,000
George P. Maris	Diversified International	over $1,000,000
George P. Maris	International Equity	over $1,000,000
K. William Nolin	MidCap	over $1,000,000
Phil Nordhus	SmallCap	over $1,000,000
Tyler O’Donnell	LargeCap S&P 500 Index	$1 - $10,000
Tyler O’Donnell	MidCap S&P 400 Index	$1 - $10,000
Tyler O’Donnell	SmallCap S&P 600 Index	$1 - $10,000
Brian Pattinson	SmallCap	over $1,000,000
Matthew Peron	Diversified International	over $1,000,000
Matthew Peron	International Equity	over $1,000,000
Tom Rozycki	MidCap	over $1,000,000
Aaron J. Siebel	LargeCap S&P 500 Index	$1 - $10,000
Aaron J. Siebel	MidCap S&P 400 Index	$1 - $10,000
Aaron J. Siebel	SmallCap S&P 600 Index	$1 - $10,000

Advisor: Principal Global Investors, LLC (Principal Finisterre Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Damien Buchet: Finisterre Emerging Markets Total Return Bond Fund
Registered Investment Companies	1	$309.4 million	0	$0
Other Pooled Investment Vehicles	1	$75.6 million	0	$0
Other accounts	0	$0	0	$0
Christopher Watson: Finisterre Emerging Markets Total Return Bond Fund
Registered Investment Companies	1	$309.4 million	0	$0
Other Pooled Investment Vehicles	1	$75.6 million	0	$0
Other accounts	0	$0	0	$0
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Funds’ investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into funds managed by the team via a co-investment program and is subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment) and talent retention.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Damien Buchet	Finisterre Emerging Markets Total Return Bond	None
Christopher Watson	Finisterre Emerging Markets Total Return Bond	$500,001 - $1,000,000

Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeff Callahan(1)(2): Core Fixed Income, Inflation Protection, International Bond and Short-Term Income Funds
Registered investment companies	3	$5.0 billion	0	$0
Other pooled investment vehicles	5	$17.1 billion	0	$0
Other accounts	19	$720.1 million	0	$0
Bryan C. Davis: Core Fixed Income, Core Plus Bond, and Government & High Quality Bond Funds
Registered investment companies	7	$1.9 billion	0	$0
Other pooled investment vehicles	8	$8.5 billion	0	$0
Other accounts	28	$5.9 billion	1	$1.0 million
Mark P. Denkinger: High Yield Fund
Registered investment companies	10	$663.9 million	0	$0
Other pooled investment vehicles	11	$618.1 million	0	$0
Other accounts	37	$8.1 billion	0	$0
John R. Friedl: Core Fixed Income and Core Plus Bond Funds
Registered investment companies	14	$3.9 billion	0	$0
Other pooled investment vehicles	9	$5.0 billion	0	$0
Other accounts	14	$322.4 million	0	$0
Zach Gassmann(2)(3)(4): Government & High Quality Bond, Inflation Protection, and Short-Term Income Funds
Registered investment companies	10	$1.5 billion	0	$0
Other pooled investment vehicles	9	$4.7 billion	0	$0
Other accounts	11	$3.0 billion	0	$0
Michael Goosay(5)(6)(7): Core Fixed Income, Core Plus Bond, Multi-Sector Income, and Short-Term Income Funds
Registered investment companies	5	$14.3 billion	0	$0
Other pooled investment vehicles	4	$4.9 billion	0	$0
Other accounts	16	$1.6 billion	0	$0
Allison Hitchings: Government Money Market and Money Market Funds
Registered investment companies	1	$487,336	0	$0
Other pooled investment vehicles	1	$1.3 billion	0	$0
Other accounts	2	$16.6 million	0	$0
James Noble: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$181.4 million	0	$0
Other pooled investment vehicles	3	$28.9 million	0	$0
Other accounts	9	$249.7 million	0	$0
Tina Paris(5)(6)(7): Core Plus Bond and Multi-Sector Income Funds
Registered investment companies	3	$713.8 million	0	$0
Other pooled investment vehicles	10	$7.5 billion	0	$0
Other accounts	12	$1.4 billion	0	$0
Joshua Rank: High Yield Fund
Registered investment companies	10	$663.9 million	0	$0
Other pooled investment vehicles	11	$618.1 million	0	$0
Other accounts	37	$8.1 billion	0	$0
Tracy Reeg: Government Money Market and Money Market Funds
Registered investment companies	1	$487,336	0	$0
Other pooled investment vehicles	1	$1.3 billion	0	$0
Other accounts	2	$16.6 million	0	$0

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Chee Sin Koh(1)(8): International Bond Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	6	$1.9 billion	0	$0
Darrin E. Smith: High Yield Fund
Registered investment companies	10	$663.9 million	0	$0
Other pooled investment vehicles	11	$618.1 million	0	$0
Other accounts	37	$8.1 billion	0	$0
James Welch: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$181.4 million	0	$0
Other pooled investment vehicles	3	$28.9 million	0	$0
Other accounts	9	$249.7 million	0	$0
(1) The International Bond Fund is new as of March 1, 2026.
(2) Jeff Callahan and Zach Gassmann became Portfolio Managers of the Inflation Protection Fund effective March 1, 2026.
(3) Information as of April 30, 2026.
(4) Zach Gassmann became a Portfolio Manager of the Short-Term Income Fund effective June 30, 2026.
(5) Information as of July 31, 2026.
(6) Effective August 25, 2026, the Diversified Income Fund changed its name to the Multi-Sector Income Fund.
(7) Michael Goosay and Tina Paris became Portfolio Managers of the Multi-Sector Income Fund effective August 25, 2026.
(8) Information as of January 31, 2026.
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeff Callahan	Core Fixed Income	$1 - $10,000
Jeff Callahan	Inflation Protection(1)	None
Jeff Callahan	International Bond(2)	None
Jeff Callahan	Short-Term Income	$10,001 - $50,000
Bryan C. Davis	Core Fixed Income	None
Bryan C. Davis	Core Plus Bond	$100,001 - $500,000
Bryan C. Davis	Government & High Quality Bond	$100,001 - $500,000
Mark P. Denkinger	High Yield	over $1,000,000
John R. Friedl	Core Fixed Income	$100,001 - $500,000
John R. Friedl	Core Plus Bond	$1 - $10,000
Zach Gassmann	Government & High Quality Bond	$100,001 - $500,000
Zach Gassmann(1)	Inflation Protection	None
Zach Gassmann(3)	Short-Term Income	None
Michael Goosay	Core Fixed Income	$100,001 - $500,000
Michael Goosay	Core Plus Bond	$100,001 - $500,000
Michael Goosay(3)(4)	Multi-Sector Income	None
Michael Goosay	Short-Term Income	$10,001 - $50,000
Allison Hitchings	Government Money Market	None
Allison Hitchings	Money Market	None
James Noble	California Municipal	$1 - $10,000
James Noble	Tax-Exempt Bond	$100,001 - $500,000
Tina Paris	Core Plus Bond	$100,001 - $500,000
Tina Paris(3)(4)	Multi-Sector Income	None
Joshua Rank	High Yield	over $1,000,000
Tracy Reeg	Government Money Market	$1 - $10,000
Tracy Reeg	Money Market	None
Chee Sin Koh(2)	International Bond	None
Darrin E. Smith	High Yield	$500,001 - $1,000,000
James Welch	California Municipal	$1 - $10,000
James Welch	Tax-Exempt Bond	$100,001 - $500,000
(1) Information as of January 31, 2026.
(2) The International Bond Fund is new as of March 1, 2026.
(3) Information as of July 31, 2026.
(4) Effective August 25, 2026, the Diversified Income Fund changed its name to the Multi-Sector Income Fund.

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Fund
Registered investment companies	3	$596.1 million	0	$0
Other pooled investment vehicles	2	$1.7 billion	0	$0
Other accounts	46	$3.3 billion	1	$116.7 million
Anthony Kenkel: Global Real Estate Securities and Real Estate Securities Funds
Registered investment companies	7	$1.3 billion	0	$0
Other pooled investment vehicles	5	$2.5 billion	0	$0
Other accounts	86	$8.2 billion	3	$283.8 million
Kelly D. Rush: Global Real Estate Securities and Real Estate Securities Funds
Registered investment companies	9	$9.1 billion	0	$0
Other pooled investment vehicles	5	$2.5 billion	0	$0
Other accounts	86	$8.2 billion	3	$283.8 million
Compensation
Principal Real Estate Investors, LLC offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG’s employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	over $1,000,000
Anthony Kenkel	Global Real Estate Securities	over $1,000,000
Anthony Kenkel	Real Estate Securities	over $1,000,000
Kelly D. Rush	Global Real Estate Securities	over $1,000,000
Kelly D. Rush	Real Estate Securities	over $1,000,000

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody’s Ratings - Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE:	Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.

Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•Nature of and provisions of the financial obligation;
•Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.
D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that a rating has not been assigned or is no longer assigned.
SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed debt restructuring the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.
D:
Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

APPENDIX B – PRICE MAKE UP SHEET

Class A
Maximum Offering Price Calculation
(as of October 31, 2025)

	NAV	=	Maximum Offering Price
	(1-Sales Charge Percentage)

Fund/Portfolio

California Municipal	$9.83	=	$10.21
	(1-.0375)

Core Fixed Income	$8.72	=	$8.92
	(1-.0225)

Core Plus Bond	$9.20	=	$9.56
	(1-.0375)

Diversified International	$16.74	=	$17.71
	(1-.0550)

Equity Income	$42.84	=	$45.33
	(1-.0550)

Global Emerging Markets	$35.24	=	$37.29
	(1-.0550)

Global Real Estate Securities	$8.96	=	$9.48
	(1-.0550)

Government & High Quality Bond	$9.16	=	$9.37
	(1-.0225)

High Yield	$6.79	=	$7.05
	(1-.0375)

LargeCap Growth I	$17.10	=	$18.10
	(1-.0550)

LargeCap S&P 500 Index	$33.18	=	$33.69
	(1-.0150)

MidCap	$43.17	=	$45.68
	(1-.0550)

MidCap Value I	$15.94	=	$16.87
	(1-.0550)

Money Market	$1.00	=	$1.00
	(1-.0000)

Class A
Maximum Offering Price Calculation
(as of October 31, 2025)

	NAV	=	Maximum Offering Price
	(1-Sales Charge Percentage)

Fund/Portfolio

Multi-Sector Income	$12.05		$12.52
	(1-.0375)

Principal Capital Appreciation	$90.63	=	$95.90
	(1-.0550)

Principal LifeTime 2020	$13.35	=	$13.87
	(1-.03750)

Principal LifeTime 2030	$15.55	=	$16.16
	(1-.03750)

Principal LifeTime 2040	$17.50	=	$18.52
	(1-.0550)

Principal LifeTime 2050	$19.71	=	$20.86
	(1-.0550)

Principal LifeTime Strategic Income	$12.28	=	$12.76
	(1-.0375)

Real Estate Securities	$28.06	=	$29.69
	(1-.0550)

SAM Balanced	$17.98	=	$19.03
	(1-.0550)

SAM Conservative Balanced	$13.42	=	$14.20
	(1-.0550)

SAM Conservative Growth	$21.76	=	$23.03
	(1-.0550)

SAM Flexible Income	$12.87	=	$13.37
	(1-.0375)

SAM Strategic Growth	$25.64	=	$27.13
	(1-.0550)

Short-Term Income	$12.16	=	$12.44
	(1-.0225)

Class A
Maximum Offering Price Calculation
(as of October 31, 2025)

	NAV	=	Maximum Offering Price
	(1-Sales Charge Percentage)

Fund/Portfolio
SmallCap	$28.70	=	$30.37
	(1-.0550)

Tax-Exempt Bond	$6.69	=	$6.95
	(1-.0375)

APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
The proxy voting policy for the Principal Funds is first, followed by PGI’s proxy voting policy, and followed by the proxy voting policies for the sub-advisors, alphabetically.

Proxy Voting Policies and Procedures For
Principal Funds, Inc. (“PFI”)
Principal Variable Contracts Funds, Inc.(“PVC”)
Principal Exchange-Traded Funds (“PETF”)
(each a “Fund” and together “the Principal Funds”)
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal Global Investors (“PGI”) or to the Fund’s sub-advisor, as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Fund’s Board. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
Funds that operate as funds of funds invest in shares of other Funds of PFI and PETF. PGI is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PGI will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
The Funds have a policy prohibiting investment in PFG securities except for those Funds that track an index and are permitted to do so under SEC no-action relief. If any such securities are owned in any of the Funds’ portfolios, the Investment Adviser will vote according to third-party guidelines. PGI has a policy to not buy securities of affiliated entities in the portfolios they manage.
Further, for PVC, Principal Life votes each Fund’s shares allocated to each of its registered separate accounts and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Each quarter, the adviser or sub-adviser must provide to the Principal Funds:
1.Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser's or sub-adviser's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and
2.Written notification of any material changes to the adviser's or sub-adviser's proxy voting policies and procedures made during the preceding calendar quarter.
Annually, the adviser or sub-adviser must provide to the Principal Funds, no later than July 31, their proxy voting data for each vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management.

Principal Asset ManagementSM
Proxy Voting Policies and Procedures
February 2026

Introduction
Principal Global Investors, LLC(“PGI”) (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion. For purposes of this Policy, “Principal Asset Management” refers specifically to PGI and Principal Real Estate Investors, LLC and Principal Asset Management (Asia) Limited.
Relationship Between Investment Strategy, Sustainable Investing and Proxy Voting
Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests to maximize the value of their shares. Proxy voting is an important part of the process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency. Principal Asset Management also believes a company’s positive environmental and social practices may reduce risk and, in turn, influence the value of a company. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best economic outcome for its clients. Shareholder proposals often address matters that are in direct conflict with the opinions of company management. As a result, we believe additional scrutiny is required and, therefore, all shareholder proposals pertaining to Environmental and Social issues that conflict with Management views are escalated to the investment teams for a final voting decision.
Roles and Responsibilities
Role of the Proxy Voting Committee
Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team. Representatives from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee as non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients.
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. All investment team members also have an obligation to raise all potential conflicts of interest while executing their proxy voting responsibilities (refer to the Conflicts of Interest for specifics). While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines
The Proxy Voting Committee and Chief Investment Officer, on an annual basis, or more frequently as needed, will establish a working group to review draft proxy voting guidelines recommended to the Committee (“Draft Guidelines”). The Guidelines working group will collect feedback and propose Draft Guidelines for adoption by the Committee. Each investment team maintains autonomy to select the most correlated Guidelines for their strategies. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Proxy Voting Philosophy Summary) provides an overview of our current philosophy underlying our three core Guidelines; Base, Sustainable and Board Aligned. Full overviews of each of these custom Guidelines are maintained and available.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is in the best interest of clients in a particular strategy to do so. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstances, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues as it believes to be in the best interests of the client.
Use of Proxy Advisory Firms
Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, Principal Asset Management remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.
Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seeks to instruct the vote of proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best financial interests. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisory Firm will generally process all proxy votes in accordance with the Guidelines. For Actively Held Securities, select Shareholder and Management Proposals will be referred to the applicable Investment Team for a case‑by‑case voting decision when: (1) the Proxy Voting Guidelines require referral; or (2) the Proxy Voting Guidelines are silent or non‑directive and the Proxy Advisory Firm recommends a vote against management. The Investment Team will evaluate the Proxy Advisory Firm’s analysis and management’s position and determine whether to vote consistent with the Proxy Advisory Firm’s recommendation or with management. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the client. If Principal Asset Management is also responsible for the administration of such a custom policy, the procedures documented here generally will also be applicable (except for the specific policy differences), excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client and in consideration of our policies covering Conflicts of Interest.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement nor dictated by regulatory requirements, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.
As noted above, where Principal Asset Management does not receive timely information, Principal Asset Management or the Proxy Advisory Firm may be unable to vote. This is more likely to occur when securities are on loan.
Regional Variances in Proxy Voting
Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client, and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.
Conflicts of Interest
Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. We adhere to a comprehensive Code of Ethics and Code of Conduct to guide our interactions as a fiduciary for client assets. Investment Management personnel also adhere to applicable regulatory requirements, state, and federal applicable laws and guidance.

Conflicts may occur across a spectrum of interactions and relationships that are likely inherent with a large financial services organization with a complex range of products and services. To avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest – Self Disclosure
The investment management team must act in the client’s best interest and must safeguard against the inappropriate influence of proxy votes. Investment personnel have a responsibility to escalate potential and actual conflicts of interest related to proxy voting to Principal Asset Management Legal and/or Compliance for assessment. Examples of potential conflicts include but are not limited to outreach from: individuals within the broader Principal enterprise and affiliates; clients; lenders or providers of Principal and affiliates; and family, friends, or other personal or professional relations where there is an intent to direct, influence, or coordinate a vote. This excludes outreach from the issuer directly and outreach by third parties engaged on the issuer’s behalf as customary/usual and in the ordinary course of the Issuer’s business with the purpose of providing additional relevant research and information to be used in making a vote determination. Similarly, outreach from internal peer investment teams is also excluded.
Principal Asset Management’s investment philosophy may involve regular engagement with management of an asset which may involve vote topics. Such engagements will adhere to regulatory and other industry applicable requirements. Principal Asset Management may engage in communications with external parties, including other holders, regarding issuers solely to fulfil its fiduciary duty to clients. However, in no case will Principal Asset Management seek to influence issuer control, form investor groups, or make coordinated action agreements, and will consult Legal and Compliance before expanding any engagement.
Vote Guideline Exception Process
Individual investment teams may seek unique goals on behalf of clients invested in differing strategy types. There may be instances in which Principal Asset Management votes ballots that contradict one another. This does not constitute a potential conflict but is a biproduct of investment philosophy autonomy. To facilitate this obligation and avoid conflicts, we have a defined process that allows for voting contrary to the selected Guidelines.
The following Exception Process must be used when (i) voting contrary to the Guidelines, (ii) voting on matters where there is an actual or potential conflict of interest, and (iii) where the Guidelines do not cover the vote at issue and a potential conflict is identified.
Exception Process: Prior to directing a vote to which this process applies, the relevant investment team must complete and submit an exception request setting out: (i) the name of the security, (ii) the issue up for vote, (iii) a summary of the Guidelines’ recommendation, the nature of the actual or potential conflict of interest, or statement as to why the investment team believes the Guidelines do not cover the vote at issue, each as applicable, (iv) the vote requested and the rationale for voting against the Guidelines’ recommendation, or steps taken to mitigate the actual or potential conflict of interest, or the rationale for a vote not covered by the Guidelines, each as applicable. The member of the investment team requesting an exception has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy and must attest to compliance with Principal Asset Management’s Code of Ethics. The Exception Process requires sign-off from both the covering Analyst and the Portfolio Manager prior to putting forward the exception for additional review. Principal Asset Management Compliance and Legal will be made aware of exception requests through the Proxy Voting Committee.
If a potential conflict occurs, it is a Portfolio Managers responsibility to refer the issue to the Proxy Voting Committee and Principal Asset Management Compliance and Legal prior to allowing such exception. The Proxy Voting Committee and Compliance will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering requests under the Exception Process. the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors (among others):
•The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management.
•The nature of the relationship of the issuer with the Principal Asset Management, its affiliates, its executive officers, or the investment team personnel.
•Whether there has been any attempt to directly or indirectly influence the investment team’s decision (whether by internal or external/third parties);
•Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or
•Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
Votes Ineligible For The Exception Process
To mitigate potential conflicts of interest, for any proxy votes specific to Principal Financial Group common stock (ticker: PFG), the Exception Process is not applicable.
In the case of any proprietary electronically traded funds (“ETFs”), mutual funds, or other comingled proprietary vehicles, Principal Asset Management will vote in the same proportion as all other voting shareholders of the underlying fund/vehicle, which is referred to as echo voting, and the Exception Process is not applicable. This voting is provided by the Proxy Advisory Firm. If echo voting is not available or operationally feasible, Principal Asset Management may abstain from voting.
Proxy Advisory Firm
If the Proxy Advisory Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisory Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and, if Compliance determines that there is no material conflict mandating a decision from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines it is in the best interest of clients. If Principal Asset Management Compliance determines that a material conflict exists or may exist, Compliance will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping
Disclosure
Principal Asset Management publicly discloses proxy voting results on our website: Principal Asset Management Vote Disclosure. The interactive voting dashboard allows for dynamic disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Additional disclosure regarding Principal Asset Management’s proxy voting is provided in Part 2A of its Form ADV.
Recordkeeping
Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) written records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, or six years from the end of the fiscal year during which the last entry was made on such record, whichever is longer. We maintain the vast majority of these records electronically.

Appendix
Proxy Voting Philosophy
Principal Asset Management’s Proxy Voting Philosophy is built on an unwavering commitment of creating long-term value for our shareholders and investing in businesses sharing this commitment. While we think setting and executing corporate policies should generally rest with a company’s board of directors and executive management, we also think shareholders play a critical role in holding these parties accountable. We take this responsibility seriously. Our policy is implemented globally, taking into consideration the relevant legal and regulatory requirements in each region.
Our philosophy is structured around four key themes:
•Board structure and composition
•Board oversight of risk and strategy
•Board oversight of executive selection and compensation
•Shareholder rights and protections

The positions described below should be understood as principles underlying our general philosophy and not as strict requirements to be followed with respect to each and every proxy vote.
Certain ballot types are potentially more nuanced, and impactful to shareholder returns. Select Management Proposals related to Compensation, Shareholder Rights & Defenses and Capital & Restructuring ballots have been determined as potentially impactful are evaluated on a case-by-case basis rather than utilizing an established guideline outcome. Accordingly, significant management proposals related to these topics when against management are referred back to our investment teams for a vote recommendation based on the merit of the proposal in supporting long-term shareholder value and strong governance.
Board Structure, Composition, and Accountability
The philosophy of our active investment teams: Our clients, as shareholders, own the corporation. Boards of directors are accountable to them. Corporate management, in turn, is accountable to its board. As investors, we need to be comfortable delegating trust and responsibility to these parties – and these parties should have the appropriate discretion to manage a company’s affairs with an awareness of the company’s particular circumstances. We guide our proxy voting in this area to help ensure our clients are invested in companies with trustworthy and effective boards. Examples of relevant principals underlying this philosophy include but are not limited to:
•Independence – A majority of board members are expected to be substantially independent from the company – not company executives, not key customers or suppliers, and not executives who sit on one another’s boards. Non-independent board members should be prohibited from serving on key board committees such as audit, compensation, nominating and governance. In addition, board leadership should be independent of company management either through an independent chair or lead independent director with sufficient authority.
•Board composition and selection – A board must possess the fully array of skills and experience necessary to oversee and guide the company it serves. We expect boards to curate an inventory of necessary skills and experiences and ensure full representation across the board. For new board members, boards should recruit unbiased slates of candidates who reflect the skills needed by the board.
•Board size – A board should bring a wide range of relevant perspectives, incorporate skills aligning with business needs, and include enough members to ensure sufficient levels of independence for key committees.

•Capacity and commitments of board members – Board members should demonstrate a capacity to fulfill their roles and a commitment to the responsible discharge of their duties. This includes attendance of at least 75% of board meetings and participation in no more than four other public company boards.
•Accountability – As shareholder representatives, board members should be held to a high standard with their performance assessed on a regular basis. As such, shareholders should have the right to vote on the entire slate of directors on an annual basis.
Board Oversight of Risk and Strategy
The philosophy of our active investment teams: The oversight, guidance, and support a board of directors provides to a management team is critical to the execution of its long-term corporate strategy and ultimately, the creation of shareholder value. We expect boards to assist in identifying material risks to the company’s strategy, disclosure practices, and execution and to provide risk mitigation insight and monitoring. Examples of relevant principles underlying this philosophy include but are not limited to:
•Capital Structure – Increases in authorized shares outstanding are generally accepted if the proposed authorization results in an increase in shares authorized of 10% or less over a 2-year period. Proposals to create, modify, or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of the current shareholders, subject to the principal that the authorization increase is limited to 10% of less over a 2-year period.
•Mergers and Acquisitions – We expect boards to actively review potential targets and offers, assessing all such activities with shareholder value creation as the primary consideration. As investors, we recognize all merger and acquisition proposals are unique and should be assessed on their individual merit, including the deal premium, strategic rationale and possibility of competing offers.
•Auditors – A board of directors should oversee the company’s third-party auditor to ensure an independent and accurate assessment of the company’s financial position is being portrayed. This should include a regular review of auditor qualifications, independence and competency.
•Climate Reporting – We expect boards and managements to assess financially material climate risks to the business and, when relevant, provide the disclosure necessary for a reasonable investor to make informed decisions regarding potential impacts upon shareholder value.
Board Oversight of Executive Selection and Compensation
The philosophy of our active investment teams: A key aspect of a board of directors’ governance responsibility is the support, selection and assessment of the management team. Boards should hold executives to clear value creation and be willing to make changes to management when shareholder value creation falls short of reasonable potential. Boards should also create and maintain formal succession plans to ensure continuity and minimize key person risk. Examples of relevant principles underlying this philosophy include but are not limited to:
•Executive Pay – A board should have a clear philosophy on executive pay and maintain an independent compensation committee focused on attracting and retaining executives who will drive shareholder value over time. Executives’ pay and long-term performance should align executives with shareholders through measures of financial performance relative to financial targets aligned with value generation, and the performance of relevant peers. Likewise, we expect the board of directors to be aligned with shareholders through financial incentives and share ownership.

•Stock Based Compensation – We support the use of share-based incentive plans intended to increase the share ownership by management and align shareholder interests with management. Such plans should take into consideration the dollar cost of the plans to shareholders and the appropriateness of financial targets included in the plans. However, we believe that retroactive re-pricing of underwater options is indicative of poor corporate governance and will generally vote in opposition to a repricing scheme.
•Say on Pay Frequency – In order to ensure alignment between pay and performance, we support annual advisory votes to approve executive compensation.
•Executive Selection and Succession – We expect a board of directors to carry out a thorough executive selection process considering a range of qualified candidates with a variety of skills and backgrounds. It is ultimately the responsibility of a board to select the candidate they think will best generate long-term value for shareholders.
Shareholder Rights and Protections
The philosophy of our active investment teams: As investors, we view the protection of shareholder rights as integral to proper corporate governance and think major corporate changes require prior shareholder approval. We also recognize there are costs associated with shareholder proposals and think ownership thresholds are appropriate in many circumstances. We oppose all structural impediments to increasing shareholder value.
Examples of relevant principles underlying this philosophy include but are not limited to:
•Shareholder Rights Plans “Poison Pills” – We generally oppose the use of poison pills unless a “pill” is approved by shareholders and does not hamper value creation.
•Supermajority Voting – A majority vote of shareholders should be sufficient to approve items such as bylaws and acquisitions. Supermajority requirements have the potential to erode the rights of minority shareholders and are viewed negatively.
•Unequal Voting Rights – We support equal voting rights and think voting power should be allocated in direct proportion to the shareholders’ equity ownership. Accordingly, we believe that dual share classes generally present more disadvantages than advantages to long-term investors and will generally vote against proposals to create or continue such structures. Notable exceptions include Real Estate Investment Trusts.
•Shareholder Rights – We think shareholders generally have the right to nominate directors, call special meetings and act without holding a meeting in certain circumstances. However, we also recognize there is potential for abuse and therefore support reasonable ownership thresholds.
•Capital Structure – The decision to issue or repurchase stock, issue debt or split shares is made by a board presumably with the intent of improving the overall capital structure, investing in growth, reaching a broader investment audience, enhancing shareholder value, and/or managing challenging liquidity/leverage circumstances. As such, we review these decisions on a case-by-case basis taking into consideration the degree of dilution and impact on liquidity. Proposals to create, modify or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of current shareholders subject to the principal that an authorization increase is limited to 10% or less over a 2-year period.
A Note on Shareholder Proposals
Shareholder Proposals are often company specific making a one-size fits all approach to voting suboptimal. For that reason, Environmental and Social shareholder proposals are escalated to the active investment teams for case-by-case analysis and decision making when Management is in favor of voting against such proposals.

Voting decisions are made by weighing the financial materiality of the proposal against any opposing rationale from company management, with the ultimate determination driven by the economic best interest of shareholders. While votes are generally cast consistently across the investment teams, there may be situations where portfolio managers holding the same security disagree on what is in the best interests of their shareholders.
Passive Strategy Voting
Our passively managed strategies follow the same voting philosophy as our actively managed strategies. In the absence of a determination by our active investment teams, our passive strategies will typically vote in alignment with management. We think managements and boards of directors should have comprehensive insights into the company's long-term strategy and operations. This insight puts them in a sound position to determine the financial materiality of proposals and their alignment with the economic interest of shareholders in the absence of an evaluation by our active teams.
We execute this philosophy through our Proxy Voting Guidelines as overseen by our Proxy Voting committee. Strategies are aligned to one of our custom Guidelines - Base, Sustainable and Board Aligned. We provide clients with transparency into our voting history and rationale via our interactive website. In most strategies, clients may also choose to vote their own shares or request a custom set of vote guidelines aligning with their own specific requirements.

ALLIANCEBERNSTEIN
Proxy Voting and Governance Policy
March 2025

Introduction    3
Research Underpins Decision Making    3
Research Services    3
Engagement    4
Escalation Strategies    4
Proxy Voting Guidelines    4
Shareholder Proposal Assessment Framework    4
Director Elections    5
Majority Vote Standard    5
Board Leadership    6
Classified Board    6
Board Capacity    6
Board Diversity    6
Compensation    7
Executive Compensation    7
Equity Compensation Plans    8
Director Compensation    8
Auditors    8
Transactions and Special Situations    8
Transactions, Restructurings, Mergers and Acquisitions    8
Shareholder Rights Plans    9
Shareholder Rights    9
Capital Structure    9
Proxy Access    9
Majority Vote Standard for Charter & Bylaw Amendments    9
Special Meetings    10
Written Consent    10
Material Environmental and Social Issues    10
Climate    10
Biodiversity    11
Political Spending    11
Human Capital Management    11

Conflicts of Interest    12
Introduction    12
Adherence to Stated Proxy Voting Policies    12
Disclosure of Conflicts    12
Potential Conflicts    13
Handling Potential Conflicts of Interest    13
Review of Third-Party Proxy Service Vendors    13
Confidential Voting    14
A Note Regarding AB’s Structure    14
Voting Transparency    14
Record Keeping    15
Proxy Voting and Governance Policy    15
Proxy Statements Received Regarding Clients’ Securities    15
Records of Votes Cast on Behalf of Clients    15
Pre-Disclosure of Vote Intentions on Select Proposals    15
Documents Prepared by AB that Are Material to Voting Decisions    15
Proxy Voting Procedures    15
Voting Administration    15
Share Blocking and Abstaining from Voting Client Securities    16
Loaned Securities    16

Introduction
AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.1
This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement (https://www.alliancebernstein.com/content/dam/corporate/corporate-pdfs/ab-global-stewardship-statement-and-report.pdf) that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
Research Underpins Decision Making
As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.
For accounts where proxy voting is directed by clients or newly acquired subsidiary companies, voting decisions may deviate from this Policy. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy. We do not offer different versions of our Proxy Voting and Governance Policy.
Research Services
To facilitate the efficient and accurate voting of our client’s securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.
1 Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

Engagement
In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.
Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Escalation Strategies
Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.
We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.
Shareholder Proposal Assessment Framework
AB’s commitment to maximizing the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Shareholder proposals often address environmental, social and governance (“ESG”) disclosures, which we believe can in some cases help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a comprehensive set of risks and opportunities, including but not limited to material ESG issues, from a long-term shareholder value perspective. The evaluation of a proposal that addresses an ESG issue will consider (among other things) the following core factors, as necessary:
-The materiality of the mentioned ESG issue for the company’s business
-The company’s current practice, policy, and framework
-The prescriptiveness of the proposal—does the shareholder make a request that unreasonably burdens management?
-The context of the shareholder proposal—is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?
-How does the proposal add value for the shareholders?

We do not vote in favor of all ESG-related proposals. This shareholder proposal assessment framework applies to all proposals slated by shareholders, globally.
Director Elections
AB’s approach to voting on director elections is grounded in the belief that directors should represent shareholder interests and ensure management is maximizing long-term shareholder value. We generally vote in favor of the management-proposed slate of directors, but we consider a number of factors, including local market best practice, when making our decision. Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. These interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we believe that companies should have a majority of independent directors and independent key committees. We will incorporate local market regulation and corporate governance codes into our decision making, though we may support requirements that surpass market regulation and corporate governance codes if we believe they will improve corporate governance practices.
We consider a director to be independent if they meet the criteria for independence set forth by the primary exchange or the best practice code in the country where the company is domiciled. We also take into account affiliations, related party transactions, and prior service to the company.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We prioritize transparency and disclosure in our analysis of director elections. If there is insufficient information about nominees disclosed in the proxy statement, we may abstain or vote against.
We also take into account compensation, audit, and governance practices when evaluating directors. If a company lacks a formal key committee or has demonstrated poor practices in these areas, we may vote against relevant directors, which may include committee chairs, committees as a whole, or the full board in cases of multi-year concerns.
Finally, we are committed to engaging with company management to resolve issues that arise. We may do so through phone, written, virtual or in-person communication until a satisfactory resolution is reached.
Majority Vote Standard
Sound corporate governance requires that shareholders have a meaningful say in the company's affairs. We believe that electing directors by a majority of votes cast at an annual meeting is a better method than plurality voting. Under plurality voting standards, a director could be elected by a single affirmative vote even if a majority of shareholders withheld support.
AB also views majority voting provisions as beneficial to director accountability. Therefore, we generally support companies amending their by-laws to require director nominees be elected by an affirmative vote of a majority of the votes cast. However, we recognize that in contested elections where the number of nominees exceeds the number of board seats, a carve-out should be provided to allow for plurality voting. While we generally prefer a majority vote standard, we may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.

Board Leadership
We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong lead independent director. AB therefore generally supports the establishment of a lead independent director if the chairman is non- independent. We believe that having a robust lead independent director role with clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, is an effective way to balance governance.
If a company already has a lead independent director in place with robust responsibilities, we will generally oppose proposals that require an independent board chairman, unless there are additional concerns regarding board leadership or broader corporate governance.
Classified Board
Typically, a classified board is divided into three classes, each holding office for a term of three years, with only a portion of the board being elected or replaced each year. We generally favor declassified boards, but we may take a case-by-case approach if certain conditions are met, such as an adequate sunset provision, a justifiable financial reason, or if the issuer is a non-operating company such as closed- end funds.
Board Capacity
We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities.
•Non-Executive Directors: AB generally votes against the appointment of non-executive directors who serve on more than four public company boards.
•Active CEOs: AB generally votes against the appointment of active CEOs who serve on more than two public company boards.
•Active CEO of the Company Under Voting Consideration: For CEOs of the company under consideration, AB generally votes against their appointment if they serve on more than three public company boards.
Board Diversity
Diversity is an important element of assessing a board’s composition, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require board-level gender diversity at publicly listed companies. We recommend boards develop, as part of their regular refreshment process, a framework for identifying qualified diverse candidates for all open board positions. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, such as gender, ethnicity, nationality, professional experience, age, and tenure.
Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member such as a nominating committee member if the chair is not up for election, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership, or has made recent improvements). AB generally looks to gender representation and racial/ethnic representation as indicators of board-level diversity, given these are well disclosed and standardized metrics.

Compensation
Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees. Incentives should be aligned with shareholder interests to facilitate long-term value creation and sustainable performance.
Executive Compensation
It is crucial to establish a direct correlation between variable pay and the company's operational and financial performance, through metrics that are challenging and align with the company’s strategy. Compensation plans are often complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed executive compensation plan within the framework of four guiding principles, each of which ensures a company’s compensation plan helps to align the long-term interests of management with shareholders:
•Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
•Compensation costs should be managed in the same way as any other expense;
•Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a material adverse financial or reputational effect on the company and;
•In granting awards, management should clearly exhibit integrity and a rigorous decision-making process.
Further, we believe that compensation plans should be sufficiently long-term oriented. Long-term incentive plans should adhere to a minimum of three-year vesting periods and clearly target long-term financial goals. We are generally unsupportive of special bonuses that are not explicitly tied to a company’s financial performance or lack multi-year vesting periods. If a retention grant is awarded, we expect companies to provide a rationale detailing how the award aligns with business needs and overall strategy. In cases where the compensation committee has exercised discretion to adjust pay outcomes, we expect a detailed justification and explanation of the method used to determine the adjustment.
Additionally, we expect disclosure on how the revised outcome is consistent with the shareholders' interests.
We believe that compensation plans should include clawback provisions that require executives to relinquish their awards if their compensation was based on erroneous financial statements or deceitful business practices.
We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

Equity Compensation Plans
Equity compensation plans (or “omnibus stock plans”) are intended to align the interests of employees and executives with those of shareholders by providing stock-based incentives. While we generally support the use of equity in compensation plans, we assess each plan on a case-by-case basis. Our evaluation criteria include the overall cost of the plan, potential dilution to shareholders, historical burn rates, and the specific design features of the plan. We may vote against equity compensation plans that contain provisions that are misaligned with shareholder interests, such as the ability to reprice options without shareholder approval or the inclusion of evergreen provisions.
Director Compensation
For non-executive directors, we believe that compensation should be structured in such a way that it does not compromise their independence. We will generally oppose performance-based variable remuneration for non-executive directors.
Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation. We recognize that there may be potential conflicts when a company’s independent auditors perform substantial non-audit related services for the company.
Therefore, we consider the proportion of non-audit fees to total fees and other factors like auditor tenure to assess independence. Excessive non-audit fees may lead us to vote against the auditor and/or audit committee members. In determining what is excessive we exclude non-audit fees related to extraordinary events such as IPOs, bankruptcy emergence, and spin-offs. Additionally, we may vote against or abstain if the audit firm is not disclosed, considering local market practices.
In some markets, companies are required to submit their financial statements for shareholder approval. We generally approve financial statements unless there are reasons to vote otherwise, such as if the information is not made available prior to the meeting. In markets requiring the election of internal statutory auditors (e.g., Japan), we generally support management's nominees if they meet regulatory requirements. However, we may vote against nominees who are designated independent statutory auditors but serve as executives of a subsidiary or affiliate of the issuer, or if there are other reasons to question their independence. We review proposals to limit auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
Transactions and Special Situations
Transactions, Restructurings, Mergers and Acquisitions
Proposals requesting shareholder approval for corporate restructurings, merger and acquisitions, and spin-offs are evaluated on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value. We consider a multitude of factors that could impact the company's future performance and shareholder returns, including the board’s rationale behind the transaction, the potential financial benefits and risks, the alignment with the company's long-term strategic goals, and the overall integrity of the transaction process. We may abstain from voting on transactions in instances where there is insufficient information.

Shareholder Rights Plans
Our approach to voting on shareholder rights plans, or poison pills, is grounded in our commitment to protecting shareholder rights and maximizing long-term value. Accordingly, we assess these proposals on a case-by-case basis. We will oppose poison pills that unreasonably seek to impede takeovers or entrench management. We may support proposals which protect shareholders’ right to consider and potentially accept a compelling offer. Additionally, we may support net operating loss rights plans when the protection of a company's tax assets is material to its financial health and future value. We generally support shareholder proposals that require the company to submit a shareholder rights plan to a shareholder vote, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Shareholder Rights
Capital Structure
The one share, one vote principle—that voting power is proportional to an one’s economic interest— is preferred to ensure the board is accountable to shareholders. AB’s general expectation of companies with multi-class equity structures carrying unequal voting rights (or “supervoting shares”) is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include a sunset provision or periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class share structures and articulate why the structure is beneficial for long-term shareholders. If a multi-class share structure is in place without adequate safeguards, AB will generally vote against relevant directors.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time for certain companies, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB may refrain from voting against relevant directors if the multi-class capital structure is subject to a formal sunset provision, or if company-specific conditions warrant it.
Proxy Access
Proxy access allows “qualified shareholders” to nominate directors. Our voting stance typically favors proposals for proxy access that adhere to the 2010 SEC proposal (since vacated) which allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework. We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
Majority Vote Standard for Charter & Bylaw Amendments
We generally favor the implementation of simple majority vote requirements for charter and bylaw amendments. This means that a proposal would only need to receive a majority of votes cast in order to be approved. We believe that this approach promotes greater shareholder accountability and ensures that the will of the majority is reflected in important decisions affecting the company. As such, we will generally vote for proposals to reduce supermajority voting requirements, though may take a case-by- case approach if the issuer is a non-operating company such as closed-end funds.

Special Meetings
We are generally supportive of the right for shareholders to call special meetings, which allows shareholders to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support proposals to establish shareholders’ right to call a special meeting if one is not already in place. When evaluating proposals to reduce the existing special meeting right threshold, we will assess the potential abuse of the right based on the company’s current share ownership structure, and whether the request goes beyond market practice.
Written Consent
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we may oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
Material Environmental and Social Issues
Climate
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potential material risk to the sustainability of a wide range of business activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We evaluate these proposals on a case-by-case basis, taking into account the materiality of the issue to the business and whether the proposal is of added benefit to shareholders. We will additionally consider company specific context as well as our ongoing research and engagements for evaluating the company’s existing policies and practices.
For proposals related to climate change, we will carefully assess the company’s current policies/disclosures and its incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
For issuers with material exposure to climate risk, AB assesses the climate risk management strategy by considering factors such as, but not limited to:
Emissions Metrics and Targets
-Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions?
Climate Risk Management
-Does the company perform scenario analysis that includes the use of a widely recognized, scientifically based 1.5 degree scenario?

Governance
-Does the board provide oversight on the issuer’s climate change strategy?
-Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?
Disclosure
-Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure?
Biodiversity
Companies are increasingly recognizing the importance of managing biodiversity and nature-related factors to generate long-term financial returns for shareholders. This can be achieved by implementing appropriate risk oversight and establishing relevant metrics and targets to manage their reliance on, impact on, and use of natural capital. Companies—particularly those that have significant impacts on local environments or have supply chains exposed to locations with biodiversity-related risk—should disclose how they integrate these factors into their strategy and how they manage material risks and opportunities relating to biodiversity. Additionally, companies should consider engaging with stakeholders, including local communities and conservation organizations, to ensure that their activities do not have a negative impact on biodiversity, which could potentially cause negative reputational or financial risks.
Accordingly, we will vote on proposals related to biodiversity on a case-by-case basis.
Political Spending
We believe that increased transparency in political contributions and lobbying expenses is essential for ensuring accountability and promoting responsible corporate citizenship. As such, we generally vote in favor of proposals that request increased disclosure of these expenses, including those paid to trade organizations and political action committees at the federal, state, or local level. By doing so, we can better understand how a company is using its resources to influence political decisions and ensure that these activities align with its stated values and principles and are in the best interests of shareholders. Increased transparency can also help to mitigate reputational risks and promote public trust in the company. We believe that companies have a responsibility to disclose their political contributions and lobbying expenses to their shareholders and the public.
Human Capital Management
Human capital management is a critical component of a company's long-term success. Best practices in this area include considering diversity, equity, and inclusion in different aspects of the business, from hiring and promotion to training and development. Companies should also provide fair compensation and benefits, as well as opportunities for career growth and advancement. Additionally, companies should prioritize employee health and safety, both physical and mental, and provide a supportive work environment that fosters collaboration and innovation. Effective communication and engagement with employees is also essential for building a strong corporate culture and ensuring that employees feel valued and heard. By prioritizing human capital management, companies can attract and retain top talent, foster innovation and creativity, and ultimately drive long-term value for shareholders. We will vote case- by-case on proposals related to human capital management considering a company's current practices, policies and disclosures.

Conflicts of Interest
Introduction
As a fiduciary, we must always act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below (see Handling Potential Conflicts of Interest section below) have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
Adherence to Stated Proxy Voting Policies
Subject to client guidelines, votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in the Handing Potential Conflicts of Interest section of the Policy below. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
Disclosure of Conflicts
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal.
Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

Potential Conflicts
Potential conflicts related to proxy voting may include, but are not limited to, the following:
•Votes involving publicly traded clients of AB;
•Votes involving publicly traded companies that distribute AB mutual funds;
•Votes where investment teams have different views;
•Votes involving any clients that try to advocate for proxy voting support;
•Voting contrary to the Policy; and
•Any other company subject to a material conflict of which a Committee member becomes aware.
We determine our votes for all meetings of companies that may present a conflict by applying the processes described in the Handling Potential Conflicts of Interest section below. We document all instances when the Conflicts Officer determines our vote.
Handling Potential Conflicts of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:
•If our proposed vote is consistent with the Policy, no further review is necessary.
•If our proposed vote is contrary to the Policy, the vote will be presented to AB’s Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:
oRecuse or “wall-off” certain personnel from the proxy voting process;
oConfirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or
oTake other actions as the Conflicts Officer deems appropriate.
Review of Third-Party Proxy Service Vendors
AB engages one or more Proxy Service Vendors to provide voting research and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that AB’s primary Proxy Service Vendor(s) is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
Confidential Voting
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Investment Stewardship Team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
A Note Regarding AB’s Structure
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
Voting Transparency
We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

Record Keeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
Proxy Voting and Governance Policy
The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
Proxy Statements Received Regarding Clients’ Securities
For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
Records of Votes Cast on Behalf of Clients
Records of votes cast by AB are retained electronically by our proxy research service vendor.
Pre-Disclosure of Vote Intentions on Select Proposals
As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.
Documents Prepared by AB that Are Material to Voting Decisions
The Investment Stewardship Team is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Investment Stewardship Team.
Proxy Voting Procedures
Voting Administration
To efficiency execute proxy voting for clients’ holdings, AB uses ISS to submit votes electronically.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. AB’s Investment Stewardship Team assesses the proposals via ISS’s web platform, Proxy Exchange, and submits all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. All votes are reviewed real-time by an offshore proxy review team to verify that the executed votes are aligned with our Policy. Votes for significant holdings, as defined by our stake, are additionally reviewed on a monthly basis by the Investment Stewardship Team to ensure their compliance with our Policy.
If necessary, any paper ballots we receive will be voted electronically or via mail or fax.

Share Blocking and Abstaining from Voting Client Securities
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting.
Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.
If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com

BARROW HANLEY GLOBAL INVESTORS®
Proxy Voting Policy and Guidelines
Revised June 30, 2026

Barrow Hanley has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm’s policy to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. All proxy voting decisions are made solely in the economic interests of clients and beneficiaries. The Firm does not pursue non-pecuniary objectives through proxy voting. ESG, sustainability, or similar considerations are evaluated to the extent they are financially material to long-term shareholder value. For purposes of this policy, “financially material” refers to factors that are reasonably expected to affect the economic value, risk profile, or long-term financial performance of an investment.
The Firm has adopted this Proxy Voting Policy for handling research, voting, reporting, and disclosing proxy votes, and monitoring the Proxy Voting Guidelines (“Guidelines”) that provide a framework for assessing proxy proposals.
Barrow Hanley votes all clients’ proxies the same based on the Firm’s policy and Guidelines (except where client-directed guidelines apply). If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, then all proxies will be voted for all clients.
Disclosure information about the Firm’s Proxy Voting Policy and Guidelines is provided in the Firm’s Form ADV Part 2.
To assist in the proxy voting process, at its own expense, Barrow Hanley retains Glass Lewis & Co. (“Glass Lewis”) as proxy service provider. Glass Lewis provides:
•Research on corporate governance, financial statements, business, legal and accounting risks.
•Proxy voting recommendations, including environmental, social, and governance voting Guidelines.
•Portfolio accounting and reconciliation of shareholdings for voting purposes.
•Proxy voting execution, record keeping, and reporting services.
Glass Lewis recommendations are used as an input only and are not determinative. The Firm does not follow any third-party recommendation that is inconsistent with the Firm’s assessment of the financial interests of clients.

Client-Directed Proxy Voting Authority
Barrow Hanley may, where agreed in writing, implement proxy voting instructions or guidelines provided by a client (“Client Directed Guidelines”). Client Directed Guidelines must be provided in writing and acknowledged by the Firm prior to implementation.
A client may elect to retain proxy voting authority or provide Client Directed Guidelines for implementation by the Firm. Where Barrow Hanley agrees to implement Client Directed Guidelines for an account:
•The client, as the responsible plan fiduciary, retains sole responsibility for the development, adoption, and ongoing prudence of the Client Directed Guidelines.
•Barrow Hanley’s role in implementing such Client Directed Guidelines is administrative and does not include providing investment advice or fiduciary recommendations regarding the substantive merits of the guidelines.
•For clients subject to ERISA, Client Directed Guidelines must be consistent with ERISA fiduciary obligations, including the duty to act prudently and solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable plan expenses.
Barrow Hanley will not interpret, supplement, or modify Client Directed Guidelines and will implement such instructions only as provided in writing. Any ambiguity, inconsistency, or operational infeasibility will be referred back to the client for clarification prior to voting, where practicable and Barrow Hanley reserves the right to decline to implement Client Directed Guidelines, upon notice to the client.
Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee
•Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring this Proxy Voting Policy, procedures, disclosures, and recordkeeping.
•The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the policy is observed, implemented properly, and amended or updated, as appropriate.
•The Proxy Oversight Committee is comprised of the Responsible Investing Committee Lead (chair), the CCO, the Head of Business Operations, an At-Large Portfolio Manager, and another rotating member of the Investment team.
•Research Analysts are responsible to review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis.
•Equity Portfolio Managers are members of the Proxy Voting Committee.
•Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis.
•Equity Portfolio Managers vote proposals based on an independent assessment of the expected financial impact of the vote on long-term shareholder value.
•Proxy Coordinators oversee the proxy voting process, assisting Research Analysts and the Proxy Voting Committee as needed.
•Proxies for the Diversified Small Cap Value accounts are voted in accordance with Glass Lewis’ recommendations for the following reasons:
oInvestment selection is based on a quantitative model
oThe holding period is too short to justify the time for analysis necessary to vote.

Conflicts of Interest
Potential conflicts may arise when:
•Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client’s lending arrangement and typically does not have information about shares loaned out by a client's custodian and proxies for shares on loan may not be voted.
•If/when a proxy voting issue is determined to be financially material, the Firm makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.
•Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:
oMaking voting decisions for the benefit of the shareholder(s), our clients,
oUniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations, and
oDocumenting the votes of companies who are also clients of the Firm.
•If a material conflict of interest exists, members from the Proxy Voting and Proxy Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined Proxy Voting Policy or accepting the voting recommendation of Glass Lewis.
Other Policies and Procedures
•A proxy card or voting instruction form contains a list of voting options, including For, Against, Abstain, and/or Withhold. Votes to Abstain or Withhold are effectively a vote against the proposal. Barrow Hanley assesses each vote, the intended impact of our vote, and the rule(s) that apply to the vote and may select any of these options when casting the vote. Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.
•Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.
•Barrow Hanley retains voting records in accordance with the Firm’s Books and Records Policy. Glass Lewis retains the Firm’s voting records for seven years.
•Proxy Coordinators are responsible for retaining the following proxy records:
oThese policies, procedures, and amendments.
oProxy statements regarding our clients’ securities.
oA record of each proxy voted.
oProxy voting reports that are sent to clients annually.
oInternal documents related to voting decisions; and
oRecords of clients’ requests for proxy voting information and/or correspondence about votes.

Voting Debt and/or Bank Loan Securities
Barrow Hanley’s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.
Exceptions
Limited exceptions to this policy may be permitted based on a client’s circumstances, such as, foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.
Proxy Voting Guidelines
Barrow Hanley’s Guidelines establish a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. The Firm considers ESG-related factors to the extent they are determined to be financially material to the economic value or risk of an investment. ESG factors are not considered for the purpose of pursuing environmental, social, or policy outcomes independent of financial returns.
Our Guidelines address the following issues:
•Board of Directors
•Independent Auditors
•Compensation Issues
•Corporate Structure and Shareholder Rights
•Shareholder Proposals and ESG Issues
•Voting of Non-U.S./Foreign Shares
Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients.
Board of Directors
Election of Directors
Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees.
Barrow Hanley will generally approve:
•A slate of nominees comprised of a two-thirds majority of independent directors.
•Nominees for Audit, Compensation and/or Nominating committees who are independent of management.
•Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
•We attempt to target board diversity of at least 30%.

Barrow Hanley will generally not approve:
•A slate of nominees that results in a majority non-independent directors.
•Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.
•Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.
•Nominees who have served on a board or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.
•Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.
•An independent director who has within the past three years, had a material financial, familial, or other relationship with the company or its executives.
•Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years
•Members of a Nominating committee where the board lacks diversity.
Combined Chairman / CEO Role
When the roles of a board’s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.
Contested Elections of Directors
Barrow Hanley evaluates a nominee’s qualifications, the incumbent board’s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.
Classified Boards
Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.
If a board does not have a committee responsible for governance oversight and the board has not implemented a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.
Board Diversity
Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.

Board Tenure
Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member’s independence. Directors who are serving on a board for 10 consecutive years or more are not considered to be independent.
We recognize that in some cases, a director’s tenure and experience on the board is beneficial to shareholders. Nominees’ tenure on the board is evaluated to determine independence.
Overboarding
Barrow Hanley reviews a nominee’s board commitments on a case-by-case basis and generally votes against nominees who are executives of a public company while serving on three or more public boards or a non-executive who sits on four or more public boards.
Proxy Access
Shareholders’ participation in electing directors enhances a board’s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.
Approval of Independent Auditors
Independent auditors are a critical element of good governance. A company’s relationship with its independent auditor should be limited to its audit. Auditors' fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor’s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have a substantial non-auditing relationship with the company on a case-by-case basis.
Compensation Issues
Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.
Stock-Based Compensation Plans
Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder’s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:
•The company’s industry group, market capitalization, and competitors’ compensation plans.
•Requirements for senior executives to hold a minimum amount/percentage of company stock.
•Requirements for minimum holding periods for stock acquired through equity awards.
•Performance-vesting awards, indexed options, and/or other grants linked to the company’s performance.
•Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.
•Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive compensation packages.

Bonus Plans
Bonus based compensation plans should include the following features:
•Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).
•Performance measures relating to key value drivers of the company’s business.
•Maximum award amounts expressed in dollar amounts.
Bonus plans should not include excessive awards in both absolute and relative terms.
Executive Compensation Plans (Say on Pay)
Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company’s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.
Recoupment Provisions (Clawbacks)
Executive compensation programs should be clearly tied to performance and include the following:
•Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.
•Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.
•Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.
•Clawback policies that limit discretion and ensure the integrity of such policies.
Executive Severance Agreement (Golden Parachutes)
Executive compensation should be designed as an incentive for continued employment, should include reasonable severance benefits, and the executive termination packages should be limited to three times salary and bonus, referred to as double-trigger plans.
Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.
Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that do not require the executive’s termination, referred to as single-trigger plans.
Employee Stock Purchase Plans
Employee stock purchase plans are effective ways to increase employees’ ownership in the company’s stock. Such plans should not allow for purchases below 85% of the current market value of the shares and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.

Corporate Structure and Shareholder Rights
Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders’ rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder’s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.
Shareholder Right Plans (Poison Pills)
Poison pill plans can erode shareholder value by limiting a potential acquirer’s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.
Shareholder rights plans should be designed to enable the board to take appropriate to defensive actions, and should require the following:
Shareholder approval within a year of its adoption.
•Timing limited to 3-5 years.
•Requirement for shareholder approval for renewal.
•Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.
•Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.
•Reasonable ownership trigger of 15-20%.
•Highly independent, non-classified boards.
Shareholder rights plans should avoid the following:
•Long-term defensive features of 5 or more years.
•Automatic renewals without shareholder approval.
•Ownership triggers of less than 15%.
•Classified boards.
•Boards with limited independence.
Political Contributions and Lobbying
Barrow Hanley evaluates an issuer’s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed.
An Increase in Authorized Shares
Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.
Cumulative Voting
Cumulative voting should be proportional to the shareholders’ economic investment in the company.
Supermajority Vote Requirements
Shareholders’ rights to approve or reject proposals should be based on a simple majority.
Confidential Voting
Shareholder voting should be conducted in a confidential manner.
Dual Share Classes of Stock
Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.

Shareholder Proposals and ESG Issues
Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure of certain business practices or amendments to certain policies. Barrow Hanley’s policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety. Barrow Hanley supports proposals where enhanced disclosure or governance is expected to improve long-term financial performance, risk management, or shareholder value.
Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party’s profile. Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Investment in lower-ranked companies may include engagement where the Firm believes such engagement will improve financial outcomes for shareholders. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.
Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company’s risks and opportunities and where necessary, seeks additional disclosure. Barrow Hanley evaluates climate and other ESG-related risks only as part of assessing financially material risks and opportunities.
Barrow Hanley considers issues related to human capital to be a company’s most significant risks and opportunities. Human capital and governance factors are evaluated where they present financially material risks or opportunities affecting the long-term value of the investment.
Boards should disclose and communicate plans to instill inclusive, attractive, and high-retention environment in the company. Barrow Hanley does not pursue social or policy objectives except to the extent they are relevant to financial performance and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.
Voting of Non-U.S./Foreign Shares
Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market’s standards and best practices.
Share Blocking Markets
Certain non-U.S. markets impose share blocking that limits Barrow Hanley’s ability to trade securities for a period of time before or after a shareholder meeting if proxies are voted. Because share blocking may restrict the Firm’s ability to manage client portfolios, create liquidity constraints, or otherwise impair investment discretion, Barrow Hanley’s policy is to Take No Action and not vote proxies in share blocking markets, unless the Proxy Voting Committee determines that voting a particular proxy is in the client’s best economic interest and the expected benefit of voting outweighs the potential trading, liquidity, and operational risks. Any exception to this policy will be documented and retained with the Firm’s proxy voting records.
Exceptions
Glass Lewis is configured to vote consistent with Barrow Hanley’s Guidelines except for accounts subject to Client-Directed Guidelines agreed in writing, however, the Proxy Voting Committee permits reasonable exceptions based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm’s proxy voting records.

BROWN ADVISORY
Proxy Voting Policy
November 2024

Discussion of Brown Advisory’s proxy voting policies and procedures.

Brown Advisory (hereafter ‘the Firm’) considers proxy voting to be an important part of executing our responsibilities to our clients. When clients designate voting authority to the Firm, we seek to vote proxies in line with our fiduciary duty. Overall, the Firm aims to vote in favor of proposals that we believe will maximize shareholder value over time.
This policy contains the considerations and preferences that guide our proxy voting on securities—including differences between our process for institutional strategies and for advisory clients—followed by our general Proxy Voting Guidelines, developed in consultation with Institutional Shareholder Services Inc. (ISS).
This Policy is designed to ensure that the Firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities. These votes are informed by the consideration of any material and applicable information.

Governance and Oversight
Proxy voting is overseen by a Proxy Voting Committee consisting of colleagues from teams around the Firm including equity research, legal and compliance, sustainable investing, client service and operations. The Proxy Voting Committee is responsible for approving any changes to the Proxy Voting Policy. The Proxy Voting Policy is reviewed on at least an annual basis.
Proxy Advisory Services
To facilitate the proxy voting process, the Firm has engaged Institutional Shareholder Services Inc. (“ISS”), an unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the Firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes. However, securities held within institutional equity strategies are voted on a case-by-case basis, meaning, we do not rely exclusively on the proxy policy, and complement our proxy provider’s research with our own in-house research to arrive at independent decisions, when needed. The Firm will regularly review our relationship with ISS in order to assess its capacity and competency to provide services to the Firm and to review certain of its significant policies and procedures, including those governing conflicts of interests, error identification and correction and processes to evaluate additional information received during the proxy process.
Voting Responsibilities
With respect to securities held in our institutional equity strategies, determining how a vote will be cast begins with our research analysts and, ultimately, rests with the portfolio managers for each Brown Advisory strategy. While we use the recommendations of ISS as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
Client Specific Guidelines
From time to time, clients may prefer to elect alternative voting guidelines. In cases where a client desires to elect alternative voting guidelines, the Firm will work with the client and ISS to identify appropriate alternative voting guidelines. Where no appropriate pre-defined alternative guidelines are available, the Firm will endeavor to work with the client to define and set up guidelines to vote proxies on a case-by-case basis. If pre- defined alternative ISS policy guidelines are selected that the Firm has not previously implemented, members of the Firm’s proxy voting committee will review the policy and determine whether it may be offered to a broader array of clients as part of the on-boarding process. The Firm may recommend a departure from specific aspects of the selected policy’s guidelines when it deems such a departure to be in the client’s best interest.

Institutional Proxy Voting Process
Proxy voting for our equity strategies that are marketed to the Firm’s institutional clients is overseen by a Proxy Voting Committee consisting of colleagues from teams around the Firm including equity research, legal and compliance, sustainable investing and operations.
The Committee is responsible for overseeing the proxy voting process. Determining how a vote will be cast begins with the research analysts and, ultimately, rests with the portfolio managers for each Brown Advisory equity investment strategy. While we use the recommendations generated based on the guidelines contained in this document as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
For more detail on our Institutional Proxy Voting process, please see pp. 4-5 of this document.
Advisory Client Proxy Voting Process
Proxy voting for our Advisory clients (meaning clients for whom we manage customized accounts in a discretionary relationship according to their goals) is facilitated and monitored by our Proxy Voting Operations team. The team is responsible for arrangements with all custodial partners to have accounts set to electronic omnibus ballot distribution to our proxy voting agency, ISS. When omnibus ballot distribution is not supported, individualized account set up and distribution will be arranged.
Unless otherwise agreed with a client, Brown Advisory’s Proxy Voting Policy is assigned by default to our Advisory client accounts. This means that decisions made through the execution of the Institutional Proxy Voting process (including votes against policy) will also be reflected in the voting activity for Advisory Clients.
For more detail on our Advisory Client Proxy Voting process, please see pp. 5 of this document.
Impediments to Vote Execution
In recognition of its fiduciary obligations, the Firm generally endeavors to vote the proxies it receives. However, the Firm may abstain from voting proxies or allow for votes to be executed in line with the policy before full review is completed in certain circumstances. For example, the Firm may determine that abstaining from voting is appropriate if voting is not in the best interest of the client. In addition to abstentions due to material conflicts of interest, situations in which we would not vote proxies might include:
■Circumstances where the cost of voting the proxy exceeds the expected benefits to the client.
■Circumstances where there are significant impediments to an efficient voting process, including with respect to non-US issuers where the vote requires translations or other burdensome conditions.
■Circumstances where the vote would not reasonably be expected to have a material effect on the value of the client’s investment.
■Circumstances where custodial procedural requirements are overly burdensome.
Reporting and Transparency
Brown Advisory publishes proxy voting activity for our internally managed funds on its website and provides reporting to clients as required or requested.

BROWN ADVISORY PROXY VOTING POLICY ON SECURITIES
Proxy Voting Principles for Securities Held within our Institutional Strategies
The following principles serve as a foundation of our approach to proxy voting for securities held within our institutionally marketed equity strategies. For these securities, Brown Advisory’s equity research team has researched the company and generally is well-informed of any issues that are material to the company’s business model and practices. As such, we believe we are in a position to engage with companies on these issues both through proxy voting and other engagement practices.
■Proxy voting is our fiduciary duty. We hold ourselves responsible for aligning our investment decision- making process and our proxy voting, in order to be consistent about what we seek from companies we hold in our institutional portfolios. We seek investments that are building and protecting long-term shareholder value, and we align all proxy voting activity with this goal. Responsible management of sustainability issues may be one input to achieving long-term shareholder value, and as such, we may support those shareholder proposals that encourage company action on what we believe are material risks or opportunities. However, no goal – sustainability-related or otherwise – will supplant the goal of seeking long-term financial performance.
■Transparency is essential. Brown Advisory is committed to providing proxy reporting and standardized disclosure of our voting history, as well as publishing N-PX filings as required by law. Transparency is an important step in helping our clients evaluate whether we uphold our stated principles.
■Bottom-up due diligence should inform voting decisions. We seek to review each proposal that comes up for vote. Our analysts seek to dive below the surface and fully understand the implications of especially complex and material proposals. The recommended votes generated based on Brown Advisory’s proxy voting guidelines are taken into consideration, but do not determine our final decisions.
■Proxy voting can be a part of a larger program to encourage better management risks and opportunities that may affect the investment return. Proxy voting is one way to communicate with companies on risks and opportunities that may present a challenge or present an opportunity for a business, and in turn its investment returns. To complement our proxy voting process, and sometimes as result of it, our investment team might choose to pursue an extended engagement with a company as it relates to any information found during the due-diligence process for determining the vote.
Institutional Proxy Voting Process
Members of the Firm’s equity research team receive weekly notification of all upcoming meetings taking place at companies in their coverage. Fundamental research analysts guide vote recommendations on management proposals, and sustainable investment research analysts guide vote recommendations on shareholder proposals, with both groups working together to think through the relevant issues. Final vote decisions ultimately are made by the portfolio manager.
Proposals may require additional due diligence and benefit from collaborative investigation, and this is determined on a case-by- case basis. Where necessary, our analysts will conduct research on each proposal, which may include information contained in public filings, policy recommendations and management conversations. To enhance our analysis, we may collaborate with our internal and external networks, the resolution filer and/ or associated coalition, ISS analysts about their recommendation, the company itself and relevant industry experts. If our additional due diligence uncovers factual errors, incompleteness or inaccuracies in the information ISS uses to generate a vote recommendation, the Firm will seek to bring this to the attention of ISS.
In cases where the final voting recommendation is in line with our Proxy Voting Policy, the vote is cast automatically. When our recommendation diverges from the Policy the responsible analyst will contact the portfolio managers who own the company and who have final decision-making power to share their rationale. In most cases, the portfolio managers agree with the analyst’s recommendation, in rare cases they may overrule. In either case, the final recommendation is provided to Brown Advisory’s operations team, which documents the rationale for the vote and ensures vote execution. All votes cast against policy require approval from the Firm’s General Counsel or designee.
In the event that portfolio managers of different strategies disagree on the vote recommendation for a company they all own, a split vote may be conducted. In general, this disagreement is due to portfolio managers having unique views on an issue. When a split vote occurs, the Fund and representative accounts associated with each strategy are voted in line with the portfolio manager’s instruction. All other shares of the company held by Brown Advisory are split in a manner that is proportionate to the relative number of shares held across each institutional strategy. Split votes must be approved by the Firm’s General Counsel or designee.

Advisory Client Voting Process
Proxy voting for our Advisory clients is facilitated and monitored by our Proxy Voting Operations team. The team is responsible for arrangements with all custodial partners to have accounts set to electronic omnibus ballot distribution to our proxy voting agency, ISS. When omnibus ballot distribution is not supported, individualized account set up and distribution will be arranged. Unless otherwise agreed with a client, Brown Advisory’s Proxy Voting Policy is assigned by default to our Advisory client accounts.
The following exceptions can apply to standard voting for Advisory clients:
•Client Directed: A client will always retain her or his authority to request verbally and confirm in writing their request to:
◦Attend a meeting and vote
◦Vote in line with account owner request
◦Request a take no action or abstention
•No Voting: A client, during on-boarding, will have the ability to request accounts to be set to have voting ballots mailed directly to the account owner’s address.
•Holdings in Funds: All holdings owned by our Advisory client base also held in our fund complexes are overseen and governed by the voting practices detailed in the Institutional section.
•Client-specific Guidelines: Whereas we have a standard policy default, we have the capability to provide our Advisory clients with the option to customize their voting preferences. Should a client desire a customized approach, the Brown Advisory client team will work directly with the client, Brown Advisory Operations, and ISS to establish and implement client-specific guidelines.
•No ISS Recommendations: If a client is invested in a company where ISS will not be supplying voting recommendations (e.g., privately held companies), the analyst covering the company will supply voting recommendations. Should the company not be covered internally, the client’s portfolio manager will be notified and asked to instruct the vote.
The following voting practices are applied to separately managed portfolios:
•Brown Advisory institutional strategies held in a separately managed account (SMA): Holdings within Brown Advisory SMAs are overseen and governed by the Proxy Voting Committee and follow all protocols detailed in the Institutional section.
•Externally managed strategies held in a SMA: Holdings within an externally managed strategy held as a SMA are set up with the delegated and/or appointed manager for voting. In other terms, Brown Advisory yields voting authority to the appointed manager.
GENERAL POSITIONS
Below is a summary of Brown Advisory’s general positions for voting on common proxy questions when Brown Advisory is authorized to vote shares at its discretion rather than by a client’s specific guidelines. Given the dynamic and wide-ranging nature of corporate governance issues that may arise, this summary is not intended to be exhaustive.
Management Recommendations
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. Furthermore, Brown Advisory runs concentrated equity portfolios which we believe generally results in holding high quality companies that have strong and trustworthy management teams. This quality bias results in our portfolio managers generally supporting management proposals. Although proxies with respect to most issues are voted in line with the recommendation of the issuer’s management, the Firm will not blindly vote in favor of management. The Firm will not support proxy proposals or positions that it believes compromise clients’ best interests or that the Firm determines may be detrimental to the underlying value of client positions.

Election of Directors
Although proxies will typically be voted for a management-proposed slate of directors, the Firm may vote against (or withhold votes for) such directors if there are compelling corporate governance reasons for doing so. Some of these reasons may include where a director: attends less than 75% of board and relevant committee meetings; is the CEO of a company where a serious restatement occurred after the CEO certified the financial statements; served at a time when a poison pill was adopted without shareholder approval within the prior year; is the CFO of the company; has an interlocking directorship; has a perceived conflict of interest (or the director’s immediate family member has a perceived conflict of interest); or serves on an excessive number of boards.
The Firm seeks to support independent boards of directors comprised of members with diverse backgrounds (including gender and race), a breadth and depth of relevant experience (including sustainability), and a track record of positive, long-term performance. We believe that diverse boards, which incorporate a broad range of perspectives, lead to better investment performance. Therefore, we are committed to using our vote to support this principle. The Firm may vote against any boards that do not have the following levels of diversity (i.e. directors who are women or other underrepresented groups):
■For boards consisting of six or fewer directors, the Firm may vote against the Nominating Committee Chair where the board does not have two diverse directors by 2024.
■For boards consisting of more than six directors, the Firm may vote against the Nominating Committee Chair where the board does not have 30% diverse directors by 2024.
■In cases where the Nominating Committee Chair is not up for re-election, the Firm may vote against other board members including the Chair of the board
Separation of the roles of Chairperson and CEO is generally supported, but the Firm will not vote against a CEO who serves as chairperson or director on this basis alone. In the absence of an independent chairperson, however, the Firm generally supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairperson.
The Firm will typically vote against any inside director seeking appointment to a key committee (audit, compensation, nominating or governance), since the Firm believes that the service of independent directors on such committees best protects and enhances the interests of shareholders. Where insufficient information is provided regarding performance metrics, or where pay is not tied to performance (e.g., where management has excessive discretion to alter performance terms or previously defined targets), the Firm will typically vote against the chair of the compensation committee.
Appointment and Rotation of Auditors
Management recommendations regarding selection of an auditor shall generally be supported, but the Firm will not support the ratification of an auditor when there appears to be a hindrance on auditor independence, intentional accounting irregularity or negligence by the auditor. Some examples include: when an auditing firm has other relationships with the company that may suggest a conflict of interest; when the auditor bears some responsibility for a restatement by the company; when a company has aggressive accounting policies or lack of transparency in financial statements; and when a company changes auditors as a result of disagreement between the company and the auditor regarding accounting principles or disclosure issues. The firm will generally support proposals for voluntary auditor rotation with reasonable frequency and/or rationale proposals for voluntary auditor rotation with reasonable frequency and/or rationale.
Changes in State of Incorporation or Capital Structure
Management recommendations about reincorporation are generally supported unless the new jurisdiction in which the issuer is reincorporating has laws that would dilute the rights of shareholders of the issuer. The Firm will generally vote against reincorporation where it believes the financial benefits are minimal and there is a decrease in shareholder rights. Shareholder proposals to change the company’s place of incorporation generally will only be supported in exceptional circumstances.

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Because adequate capital stock is important to the operation of a company, the Firm will generally support the authorization of additional shares, unless the issuer has not disclosed a detailed plan for use of the shares, or where the number of shares far exceeds those needed to accomplish a detailed plan. Additionally, if the issuance of new shares will limit shareholder rights or could excessively dilute the value of outstanding shares, then such proposals will be supported only if they are in the best interest of the client.
Corporate Restructurings, Mergers and Acquisitions
All proposed transactions are reviewed on a case-by-case basis according to their specific merits and drawbacks. Vote recommendations are made based on the review of various factors. Factors that may be considered within the analysis include the reasonableness of the valuation, market response to the announcement of the proposed deal, the fit of the proposed transaction within the company’s long-term strategy, management's track record for successful transaction implementation, changes to the governance profile of the company post transaction, and any conflicts of interest that may be present.
Proposals Affecting Shareholder Rights
The Firm generally favors proposals that are likely to promote shareholder rights and/or increase shareholder value. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally will not be supported.
Anti-takeover Issues
Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis, considering the rights of shareholders, since the financial interest of shareholders regarding buyout offers is so substantial.
Although the Firm generally opposes anti-takeover measures because they tend to diminish shareholder rights and reduce management accountability, the Firm generally supports proposals that allow shareholders to vote on whether to implement a “poison pill” plan (shareholder rights plan). In certain circumstances, the Firm may support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ provision. The Firm generally supports anti-greenmail proposals, which prevent companies from buying back company stock at significant premiums from a large shareholder.
Shareholder Action
The Firm generally supports proposals that allow shareholders to call special meetings, with a minimum threshold of shareholders requesting such a meeting. The Firm believes that best practice for a minimum threshold of shareholders required to call a special meeting is generally considered to be between 20-25%, however the Firm assesses this on a company-by-company basis. Proposals that allow shareholders to act by written consent are also generally supported, if there is a threshold of the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting. The Firm believes that best practice for a minimum threshold of shareholders required to act by written consent is generally considered to be between 20-25%, however the Firm assesses this on a company-by-company basis. In order to assess the appropriateness of special meeting and written consent provisions the Firm would, for example, consider the make-up of the existing investor base/ownership, to determine whether a small number of investors could easily achieve the required threshold, as well as what other mechanisms or governance provisions already exist for shareholders to access management.
Proxy Access
The Firm believes that shareholders should, under reasonable conditions, have the right to nominate directors of a company. The Firm believes that it is generally in the best interest of shareholders for companies to provide shareholders with reasonable opportunity to exercise this right, while also ensuring that short-term investors or investors without substantial investment in the company cannot abuse this right. In general, we believe that the appropriate threshold for proxy access should permit up to 20 shareholders that collectively own 3% or more of the company’s outstanding shares for 3 or more years to nominate the greater of 2 directors or 20% of the board’s directors, however the Firm assesses this on a case-by-case basis.

Supermajority Vote Requirements
The Firm believes that a simple majority voting requirement is generally the preferred requirement to pass a proposal. Therefore, votes against proposals to establish a supermajority vote requirement are generally in the best interest of shareholders. In circumstances where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests therefore proposals instituting these requirements may be appropriate in such circumstances. Shareholder proposals seeking to reduce an existing supermajority voting requirement are generally not supported.
Executive Compensation
Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans and other equity-based compensation, should be examined on a case-by- case basis to ensure that the long-term interests of management and shareholders are properly aligned. This alignment includes assessing whether compensation is tied to both material sustainability and financial KPIs. Share count and voting power dilution should be limited.
The Firm generally favors the grant of restricted stock units (RSUs) to executives, since RSUs are an important component of compensation packages that link executives’ compensation with their performance and that of the company. The Firm typically opposes caps on executive stock RSUs, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value. The Firm also supports equity grants to directors, which help align the interests of outside directors with those of shareholders, although such awards should not be performance-based, so that directors are not incentivized in the same manner as executives.
Proposals to reprice or exchange RSUs are reviewed on a case-by-case basis, but are generally opposed. The Firm generally will support a repricing only in limited circumstances, such as if the stock decline mirrors the market or industry price decline in terms of timing and magnitude and the exchange is not value destructive to shareholders.
Although matters of executive compensation should generally be left to the board’s compensation committee, proposals to limit executive compensation will be evaluated on a case-by-case basis.
The Firm generally supports shareholder proposals to allow shareholders an advisory vote on compensation. Absent a compelling reason, companies should submit say-on-pay votes to shareholders every year, since such votes promote valuable communication between the board and shareholders regarding compensation. Where there is an issue involving egregious or excessive bonuses, equity awards or severance payments (including golden parachutes), the Firm will generally vote against a say-on-pay proposal. The Firm may oppose the election of compensation committee members at companies that do not satisfactorily align executive compensation with the interests of shareholders.
Sustainability-Related Proposals
Brown Advisory seeks to cast all votes prudently and in line with long-term shareholder value, regardless of the topic on which a particular proposal focuses. Shareholder proposals regarding sustainability issues are evaluated in the same manner as all other proposals. We seek to support those proposals that our evaluation shows will likely have a clear and direct positive financial effect on shareholder value and would not impose unnecessary or excessive costs on the issuer. The sustainability-related proposals we support often result in increased reporting and disclosure, which we believe will benefit investors’ due diligence. In rare cases where the Firm believes a company has not adequately mitigated significant and material sustainability risks, the Firm may vote against directors.
Non-U.S. Proxy Proposals
For actively recommended issuers domiciled outside the United States, the Firm uses ISS’s international proxy voting guidelines, including, in certain circumstances, country-specific guidelines to generate vote recommendations. These proposals are reviewed in the same manner as U.S. proposals, with votes against policy executed when such a vote is deemed to be in line with the promotion of shareholder value.

Conflicts of Interest
A “conflict of interest” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does a material amount of business with, receives material compensation from, or sits on the board of, a particular issuer or closely affiliated entity and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of the Firm serves as a director of an actively recommended issuer, or if the Firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in a manner the Firm believes is in the best interest of the client.
The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters and Immaterial Conflicts: The Firm may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with this Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be made by the Chief Compliance Officer or designee based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters: If the firm believes that (a) it has a material conflict and (b) that the issue to be voted upon is non-routine or is not covered by this Policy, then to avoid any potential conflict of interest:
■In the case of a Fund, the Firm shall contact the Fund board for a review and determination.
■In the case of all other conflicts or potential conflicts, the Firm may “echo vote” such shares, if possible, which means the Firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; OR in cases when echo voting is not possible, the Firm may defer to ISS recommendations, abstain or vote in a manner that the Firm, in consultation with the General Counsel, believes to be in the best interest of the client.
■If the aforementioned options would not address or ameliorate the conflict or potential conflict, then the Firm may abstain from voting.

The views expressed are those of the author and Brown Advisory as of the date referenced and are subject to change at any time based on market or other conditions. These views are not intended to be and should not be relied upon as investment advice and are not intended to be a forecast of future events or a guarantee of future results. Past performance is not a guarantee of future performance and you may not get back the amount invested.
The information provided in this material is not intended to be and should not be considered to be a recommendation or suggestion to engage in or refrain from a particular course of action or to make or hold a particular investment or pursue a particular investment strategy, including whether or not to buy, sell, or hold any of the securities mentioned. It should not be assumed that investments in such securities have been or will be profitable. To the extent specific securities are mentioned, they have been selected by the author on an objective basis to illustrate views expressed in the commentary and do not represent all of the securities purchased, sold or recommended for advisory clients. The information contained herein has been prepared from sources believed reliable but is not guaranteed by us as to its timeliness or accuracy, and is not a complete summary or statement of all available data. This piece is intended solely for our clients and prospective clients, is for informational purposes only, and is not individually tailored for or directed to any particular client or prospective client.
Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in a strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. Sustainable investment strategies (“Strategies”) seek to identify companies that they believe may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Strategies may invest in companies that do not reflect the beliefs and values of any particular investor. The Strategies may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Strategies incorporate data from third parties in their research process but do not make investment decisions based on third-party data alone.
Brown Advisory relies on third parties to provide data and screening tools. There is no assurance that this information will be accurate or complete or that it will properly exclude all applicable securities. Investments selected using these tools may perform differently than as forecasted due to the factors incorporated into the screening process, changes from historical trends, and issues in the construction and implementation of the screens (including, but not limited to, software issues and other technological issues). There is no guarantee that Brown Advisory’s use of these tools will result in effective investment decisions.
www.brownadvisory.com

CAUSEWAY CAPITAL MANAGEMENT LLC
Proxy Voting Policies and Procedures
June 30, 2021

Overview
As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.
Proxy Voting Guidelines
Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.
Causeway generally votes for:
•distributions of income
•appointment of auditors
•director compensation, unless deemed excessive
•boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.
•financial results/director and auditor reports
•share repurchase plans
•changing corporate names and other similar matters
Causeway generally votes the following matters on a case-by-case basis:
•amendments to articles of association or other governing documents
•changes in board or corporate governance structure
•changes in authorized capital including proposals to issue shares

•compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
•social and environmental issues – Causeway believes that it is generally management's responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management's position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.
•debt issuance requests
•mergers, acquisitions and other corporate reorganizations or restructurings
•changes in state or country of incorporation
•related party transactions
Causeway generally votes against:
•anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.
The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.
The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.
Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:
•If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
•If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.
To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

EMERALD ADVISERS, LLC.
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD SEPARATE ACCOUNT MANAGEMENT
PROXY VOTING POLICY
March 2025

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC. and subsidiaries are entitled to vote. It is Emerald’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:
1)selecting proper directors
2)ensuring that these directors have properly supervised management
3)resolve issues of natural conflict between shareholders and managers
a.Compensation
b.Corporate Expansion
c.Dividend Policy
d.Free Cash Flow
e.Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.Preserving Integrity
In voting proxies, Emerald will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, Emerald will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.
I. BOARDS OF DIRECTORS
In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.
A.Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
•Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
•Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
•Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
•Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
•Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
•Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
•Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.
B.Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.
C.Incentive Stock Plans. Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D.Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.
E.Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.
F.Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.
G.Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation Emerald will vote its shares on a case by case basis.
II. CORPORATE GOVERNANCE ISSUES
These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.
A.Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B.Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.
6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a.Increasing authorized shares.
Emerald will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.
b.Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: Emerald would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, Emerald votes Against attempts by management to eliminate directors and management liability for their duty of care.
d.Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.
e.Greenmail
Emerald would not support management in the payment of greenmail.
Resolution: Emerald would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.
f.Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore Emerald will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
g.Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: Emerald will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.
i.Disclosure
Resolution: Emerald will vote Against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.
j.Sweeteners
Resolution: Emerald will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).
k.Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case-by-case basis, Emerald will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.
l.Equal Access to Proxy Statements
Emerald supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: Emerald will support any proposal calling for equal access to proxy statements.
m.Abstention Votes
Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues
On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:
A.Human Rights
B.Nuclear Issues
C.Defense Issues
D.Social Responsibility
Emerald, in general supports the position of management. Exceptions to this policy Include:
1.South Africa
Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.
2.Northern Ireland
Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.
IV. Other Potential Conflicts of Interest
Emerald may manage a variety of corporate accounts that are publicly traded.

FEDERATED
HERMES
FEDERATED HERMES. INC.
Operating Procedures
Proxy Voting Policies and Procedures
Business Unit/Division: Investment Management
Effective Date of Original Procedure: 08/17/04
Revision #59/Effective: 12/11/23
Purpose of this Procedure
To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).
Governing Policy
Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.
General Policy
Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company (referred to collectively as “Client” or “Clients”), it is the policy of the Advisers to cast proxy votes at shareholder meetings (“Company Meetings) on behalf of the Advisers’ Clients. As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company.
This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of Clients.
The Advisers generally vote consistently on the same matter when securities of an issuer are held by multiple Client portfolios. However, the Advisers may vote differently if a particular Client’s investment objectives differ from those of other Clients or if a Client explicitly instructs the Advisers to vote differently.
This document contains non-public information and is not available for external distribution or restatement without the prior written approval from Federated Hermes Compliance Department.

APPLICATION TO SPECIFIC PROPOSALS
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Advisers support or oppose a proposal will always depend on a thorough understanding of the Client’s investment objectives and the specific circumstances described in the proxy statement.
Corporate Governance
Generally, the Advisers will vote proxies:
•In favor of directors nominated in an uncontested election, but against any director who:
had not attended at least 75% of the board meetings during the previous year;
serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland, where this is market practice;
has become over boarded (more than five boards for retired executives and more than two boards for CEO’s);
is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;
served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or
served on a board that did not implement a shareholder proposal that Federated supported and where such proposal also received more than 50% shareholder support.
•In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.
•In favor of shareholder proposals to declassify the board of directors.
•In favor of shareholder proposals to require a majority voting standard in the election of directors.
•In favor of shareholder proposals to separate the roles of chairman of the board and CEO.
•In favor of a proposal to require a company’s audit committee to be composed entirely of independent directors.
•In favor of proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”).
•In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree.
•Against proposals to allow shareholders to act by written consent.
•On a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”).
•In favor of shareholder proposals to eliminate supermajority requirements in company bylaws.
Shareholder Proposals on Environmental and Social Issues
Generally, the Advisers will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Advisers place great importance on company-specific analyses to determine how to vote. Above all, the Advisers will vote in a manner that would enhance the long-term value of the investment within the framework of the Client’s investment objectives.

Our general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from our proxy advisors, company filings, as well as reports published by the company and other outside organizations.
With respect to specific categories of proposals:
Environmental. The Advisers will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives, and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Advisers will take into consideration:
•The company’s current level of publicly available disclosure;
•Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations;
•Whether the company’s current level of disclosure is comparable to that of industry peers; and
•Whether there are significant controversies or litigation associated with the company’s environmental performance.
Social. The Advisers will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. The Advisers will generally oppose proposals calling for a change in the company’s product line or methods of distribution.
Political Activities. The Advisers will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Advisers will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.
Capital Structure
Generally, the Advisers will vote proxies for U.S. issuers:
•On a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%.
•Against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes.
•In favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately.
Generally, the Advisers will vote proxies for non-U.S. issuers:
•In favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Executive Compensation
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Advisers will support compensation arrangements that are aligned with the Client's long-term investment objectives.
With respect to specific categories of proposals:
Say On Pay. The Advisers will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Advisers support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Executive Remuneration Policy. In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Advisers will generally support these proposals unless:
•The design of the remuneration policy fails to appropriately link executive compensation with corporate performance;
•Total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or
•There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the Say On Pay resolution at subsequent shareholder meetings.
Equity Plans. The Advisers will generally vote in favor of equity plan proposals unless they:
•Result in unreasonable dilution to existing shareholders;
•Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
•Omit the criteria for determining the granting or vesting of awards.
M&A Activity
The Advisers will vote proxies relating to mergers, acquisitions, and sales of assets based upon the Advisers’ analysis of the proposed business strategy, the transaction price, and the expected impact on the total return for Clients.
Contested Elections
The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the total return for Clients.
COST/BENEFIT ANALYSIS
Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to Clients. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
WHEN FEDERATED DOES NOT PERFORM QUALITATIVE RESEARCH
The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and the Federated index funds utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In all of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:
•In accordance with the Standard Voting Instructions (defined below);
•If the Advisers are casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;
•If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and
•If none of the previous conditions apply, as recommended by the Proxy Voting Committee.

SECURITIES LENDING RECALL
The Advisers do not have the right to vote on securities while they are on loan. The Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues which the Advisers believe materially affect shareholder value, provided that the Advisers consider that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
WHEN ISSUERS SUBMIT REBUTTALS TO GLASS LEWIS VOTING RECOMMENDATIONS
The Advisers will take into account feedback from issuers on the voting recommendations of Glass Lewis if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Advisers’ voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Advisers’ policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
Background / Overview
Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 30tht of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See the section below entitled “Form N-PX Filing”). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.
The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):
Chief Investment Officer for Global Equity President of the Advisers
Chief Risk Officer (non-voting) Director of Proxy Voting (non-voting)
The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify Clients upon written request of the identity of any members appointed to the Committee as well as changes made to the Committee membership.
The Committee will adopt such practices as it deems appropriate to regulate its meetings and the means of directing votes, including directions authorized by voice or electronic messages.
EMPLOYMENT OF PROXY VOTING SERVICES
The Advisers have hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently, this service is provided by Glass Lewis & Co. LLC. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that is consistent with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ Clients.
However, if the Standard Voting Instructions require case-by-case treatment for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.

THE PROXY VOTING MANAGEMENT GROUP
The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:
•Head of the Responsible Investing Office
•Director of Proxy Voting
•Chief Compliance Officer
The PVMG also consists of other members who are appointed from time to time by the Head of the Responsible Investing Office.
The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:
•interacting with the proxy voting service on the Committee’s behalf;
•soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
•bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
•engaging with portfolio companies with the intent of learning about, influencing, or exchanging perspectives on corporate governance, environmental, or social issues affecting their businesses;
•filing any required proxy voting reports with government regulators;
•providing proxy voting reports to Clients as they are requested from time to time;
•keeping the Committee informed of any issues related to proxy voting;
•voting ballot questions of a technical, procedural, or administrative nature; and
•voting as directed by the Committee.
Procedure Steps
BALLOT RECONCILIATION
Federated’s Business Information Systems Department (“BISD”) will send to Glass Lewis on a daily basis a list of all voting securities held in portfolios managed by the Advisers. Glass Lewis shall use this list of voting securities to determine whether all ballots have been received. If Glass Lewis has not received all required ballots, they will contact the Advisers and assist in obtaining the missing ballots from the custodians.
AUTOMATED VOTING AND VOTE PROCESSING
Glass Lewis provides the following services related to voting and vote processing:
1.Automated voting on any proposals for which they have received Standard Voting Instructions from the Advisers.
2.An on-line proxy voting platform which allows the PVOT to manually cast votes on case-by-case items (see below).
3.Transmission of votes to voting tabulation firms and related recordkeeping.
4.Reporting of voting activity for use by the Committee, Clients, and the PVOT.

CASE-BY-CASE VOTING
The Standard Voting Instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. The Committee may send the voting recommendation back to the PVOT and the investment professional for reconsideration and a new voting recommendation. Once approval is received, the PVOT will vote the item on the Glass Lewis system.
If the proposal is for any of the following questions, the PVOT will formulate a voting recommendation and notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated is planning to cast a vote in accordance with that recommendation:
1.M&A transactions;
2.Questions concerning raising capital through issuance of securities;
3.Questions concerning divestitures and spin-offs;
4.Elimination of dual class common stock; or
5.Approval of fixed versus variable compensation ratios.
If the investment professional has no objections, the PVOT will execute the vote on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
If the proposal is for a highly technical, procedural, or administrative question, the Director of Proxy Voting will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
WHEN FEDERATED DOES NOT PERFORM QUALITATIVE RESEARCH
When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares, with the exception of the circumstance described below, as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) If the case-by-case vote concerns a shareholder proposal on an environmental or social topic, the PVOT shall formulate a voting recommendation for approval by the Committee. The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”
SMALL AND MICRO CAP PROCESSING
The Standard Voting Instructions stipulate that certain proxy issues for smaller companies are voted differently than for larger companies. For example, US small and micro cap companies, defined as those not in the Russell 1000 universe, have different thresholds in the Standard Voting Instructions for proposals related to reporting on social and environmental matters.

VOTING SHARES OF MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
When a Federated Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund or ETF
Rule 12d1-4 allows funds to invest in other registered investment companies in excess of the limits contained in Section 12(d)(1)(a) of the 1940 Act provided that the Acquiring and Acquired Funds both comply with certain requirements, including specific voting requirements for the Acquiring Fund. (See the Investing in Other Registered Investment Companies Procedure (“RIC Investing Policy”) for additional detail.) Under Rule 12d1-4, when voting a proxy for an Acquired Fund, the Acquiring Fund and its advisory group must mirror vote if overall ownership levels exceed certain thresholds. This mirror voting requirement does not apply if both the Acquiring and Acquired Fund are part of the same group of investment companies or the sub-adviser to the Acquiring Fund (or any person controlling, controlled by, or under common control with such sub-adviser) also acts as the adviser to the Acquired Fund. In limited circumstances, an Acquiring Fund and its advisory group may be required to use pass-through voting (seeking voting instructions from the Acquiring Fund’s own shareholders) if all the shareholders of the Acquired Fund are required by Rule 12d1-4 to mirror vote. Section 12(d)(1)(F) also provides an exemption which permits investments in excess of the limits in Section 12(d)(1)(a) provided that the certain requirements, including specific voting requirements, are satisfied. For purposes of Section 12(d)(1)(F). any fund relying on this exemption must vote proxies for shares of other registered investment companies by proxy or otherwise in the same proportion as the vote of all other holders, as described in Section 12(d)(1)(E).
Rule 12d1-4 requires mirror voting when an Acquiring Fund, and its advisory group, own more than 25% of the outstanding voting securities of an Acquired Fund as a result of a decrease in the outstanding voting securities of the Acquired Fund. If the Acquired Fund is a closed-end management investment company or a business development company, mirror voting is required if the Acquiring Fund, and its advisory group, owns more than 10% of the outstanding shares of the Acquired Fund. If a Federated Hermes fund or a sub-advised mutual fund relies upon an exemption to investment in other registered investment companies, including Rule 12d1-4 or Section 12(d)(1)(F), it would be designated as such in the RIC Investing Policy. Specifically, when a fund is relying on Rule 12d1-4, they will be designated as an Acquiring Fund in the RIC Investing Policy,. If complex-wide exposure to an unaffiliated mutual fund or ETF, which is also held by an Acquiring Fund, exceeds the 25% or 10% thresholds described above, mirror voting is required. However, an Acquiring Fund will use pass-through voting if all the holders of the outstanding voting securities of the Acquired Fund are required to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities (i.e. pass-through voting is required when Acquiring Fund as the only shareholders of the Acquiring Fund.) Since the requirement to mirror vote may vary from case to case, the PVOT will review the RIC Investing Policy to verify if any identified holder(s) are Acquiring Fund(s) or rely on Section 12(d)(1)(F) and, if necessary, will review the MF Holdings report to determine the % of ownership complex-wide. If the identified holder is an Acquiring Fund and the proxy is for a Federated Hermes Fund, there is no requirement under Rule 12d1-4 to mirror vote (Note: See Advisers’ Conflict of Interest section below for instruction on how to proxies for Federated Hermes Funds). If the identified holder is an Acquiring Fund and the proxy is for an unaffiliated mutual fund or ETF, the PVOT will verify % of ownership complex-wide and only mirror vote if ownership exceeds the thresholds as described above. If the identified holder relies on Section 12(d)(1)(F) that is the only instance where the PVOT will need to mirror vote a proxy for shares of a Federated Hermes Fund or an unaffiliated mutual fund or ETF, regardless of level of ownership. If clarification is needed the PVOT will seek written guidance from the Compliance Department regarding whether mirror voting is required for an unaffiliated mutual fund or ETF. That guidance, whether or not mirror voting is required, will become part of the permanent records supporting this proxy vote.

FORM N-PX FILING
Form N-PX, the annual report of proxy votes by US mutual funds, is required to be filed with the SEC by August 30. The proxy voting service provides reporting to assist the PVOT and Federated’s Legal Department with Form N-PX preparation. This process is detailed in the Form N-PX Filing Procedure.
Advisers’ Conflicts of Interest
A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:
1.Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to the Director of Proxy Voting. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will vote proxies for its Clients.
2.Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding how proxies will be voted.
3.Any Committee member contacted by a proxy solicitation firm shall not disclose to that firm the size of the position owned in the company’s stock. Nor shall he or she disclose to that firm the preliminary or final voting decisions for ballot questions on the company’s proxy. These proxy solicitation firm communications are not required to be reported to the Committee.
1 Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

4.If the Standard Voting Instructions already provide specific direction on the proposal about which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require case-by-case treatment for the proposal, the case-by-case voting procedure as described above will be followed without regard for the interests of the Advisers with respect to the Interested Company.
5.If the Advisers cast proxy votes for an Interested Company that resulted from the case-by-case voting procedure, the Committee shall disclose annually to the Board of Directors or Trustees of the Federated Funds, and upon request to any other Client, for whom the votes were cast:
•That the Advisers have a significant business relationship with the Interested Company;
•The proposals regarding which votes were cast;
•Any material communications between the Advisers and the Interested Company regarding the proposal; and
•Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.
If the Client (including the Federated Hermes Funds) owns shares of an investment company for which the Adviser is the investment adviser, the Committee will echo vote the Client’s shares, unless the Client directs otherwise. For the Federated Hermes ETFs, each Authorized Participant (“AP”) has granted the distributor (Federated Securities Corporation (“FSC”)) as part of the Authorized Participation agreement an irrevocable proxy giving FSC the power to vote all shares beneficially owned by the AP.    In instances where there is a proxy related to a Federated Hermes ETF, PVOT will work with Compliance, Legal and ETF Operations to identify the applicable APs, execute a proxy card on behalf of the AP and either show the executed AP agreement or execute an irrevocable proxy document as proof of the FSC’s right to vote the shares beneficially owned by the AP. The PVOT, on behalf of the FSC, will direct that the shares beneficially owned by the AP, be echo voted.
6.To ensure that any proxy relating to an Interested Company is voted and reported in accordance with this Policy, the PVOT will obtain the following lists:
a)List of any Adviser client that is a public company. This list will come from Investment Management Administration (quarterly).
b)List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department (quarterly).
c)List of any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are disclosed on the Federated Investors, Inc., annual report (annually).
The PVOT will identify any proxies relating to any entity appearing on these lists.
In lieu of following steps 3 and 4, the Adviser may seek direction from the Client concerning how to vote a proxy for an Interested Company. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a voting recommendation to the Client.
Such recommendation may be contrary to the Standard Voting Instructions.

DOWNSTREAM AFFILIATES
If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.
PROXY ADVISERS’ CONFLICTS OF INTEREST
Proxy advisory firms, such as Glass Lewis and ISS, may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for Glass Lewis may be a public company with an upcoming shareholders2 meeting and Glass Lewis has published a research report with voting recommendations. In another example, an ISS consulting client may be a public company for which ISS will write a research report. These and similar situations give rise to an actual or apparent conflicts of interest.
In order to avoid concerns that the conflicting interests of Glass Lewis and ISS have influenced their proxy voting recommendations, the Advisers will take the following steps:
1.A due diligence team made up of Federated employees will meet with Glass Lewis on an annual basis and determine through a review of their policies and procedures and through inquiry that Glass Lewis has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest. See below for recordkeeping requirements.
2.On an annual basis the Director of Proxy Voting will examine a sample of ISS research reports for ISS’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of ISS research reports.
3.Whenever the standard voting guidelines call for voting a proposal in accordance with the Glass Lewis recommendation and Glass Lewis has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:
a)The PVOT will obtain a copy of the research report and recommendations published by ISS for that issuer.
b)The Director of Proxy Voting, or his designee, will review both the Glass Lewis research report and the ISS research report and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.
Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
2 Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

RECORDKEEPING
In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of the Federated Funds, at the next meeting after which the Committee has voted contrary to the Standard Voting Instructions on a proposal affecting any Downstream Affiliate. The report shall include:
•The reason why the company is a Downstream Affiliate;
•The proposals for which votes were cast;
•Any material communications between the Adviser and the Downstream Affiliate regarding the proposals; and
•The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.
PVOT, aided by the proxy voting service, shall maintain a record of all votes cast on behalf of each Client. The PVOT shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s decisions regarding how to vote proxies or that memorializes the basis for their decision, (b) any written client request for information on how a Client’s proxies were voted, and (c) any written or oral response to such a request. All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).
PVOT shall maintain documentation of all due diligence meetings conducted at Glass Lewis.
Exceptions
The Advisers may employ alternate voting instructions to vote proxies for a Client if so requested by the Client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policy in order to vote proxies for a Trade Union client. This exception will always be at the request of the Client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.
Key Terms, Definitions, References
DEFINITIONS
General Policy – As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives.
Standard Voting Instructions – specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.
Investment Adviser – as defined in Section 2(a) of the Investment Company Act of 1940.
Significant Business Relationship – includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Proxy Voting Committee.
Interested Company – a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Voting Committee has a significant business relationship with the Advisers.
Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.
Upstream Affiliate – Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.

Approved by:	/s/ Michael R. Granito	Date: 04/21/2022
Chief Risk Officer

Approved by:	/s/ Jonathan Haymon	Date: 4/5/2022
Director of Proxy Voting

Approved by:	/s/ Anne Kruczek	Date: 4/6/2022
Head of Responsible Investing Office

Approved by:	/s/ Stephen F. Auth	Date: 4/21/2022
Chair, Proxy Voting Committee

Approved by:	/s/ Robert J. Ostrowski	Date: 4/11/2022
Chief Investment Officer – Fixed Income

Approved by:	/s/ John Fisher	Date: 4/25/2022
President of the Advisory Companies

Approved by:	/s/ Stephen Van Meter	Date: 4/28/2022

Exhibit A

Start: Case-By-Case Vote
Does Fed. manage $ for the co?
Yes
Company is "Interested Company"
Report votes to Board annually
No
Other type of sig. bus. Rel?
Yes
No
Owns > 5% of Fed MF?
Yes
Company is an "Upstream Affiliate"
No
Fed MF owns >10% of co?
Yes
Company is a "Downstream Affiliate"
No
No special reporting required
Counsel declares an "actual" conflict
Yes
Obtain Executive Committee approval for vote
No
Report votes to Board at next meeting

ALGER
FRED ALGER MANAGEMENT, LLC (“FAM”)
WEATHERBIE CAPITAL, LLC (“WC”)
REDWOOD INVESTMENTS, LLC (“RI”)
(collectively, “Alger”)
PROXY VOTING POLICIES AND PROCEDURES
Effective as of May 2026
Purpose
Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires registered investment advisers, who have discretionary authority to vote the proxies held in their clients’ accounts to:
(1)adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients;
(2)describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and
(3)disclose to their clients how they may obtain information on how the investment adviser voted their proxies.
Rule 204-2 under the Advisers Act requires, among other things, that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.
Form N-PX and Rule 14Ad-1 under the Securities Exchange Act of 1934, as amended, each requires certain investment advisers, such as FAM, WC and RI, to report annually how they voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters. This reporting is completed by filing with the Securities and Exchange Commission (the “SEC”) a Form N-PX by August 31st each year.
Scope
This policy applies to FAM, WC, and RI, each an investment adviser registered under the Advisers Act, to ensure that proxies are voted in their clients’ best interests.
Procedures for Implementation
Alger’s Client and Portfolio Administration group (“CPA”) is responsible for supervising the proxy voting process, which includes:
(1)maintaining appropriate proxy voting policies and procedures, as well as records;
(2)determining the accounts for which Alger has proxy voting responsibilities as part of the account onboarding process or in connection with amending client agreements; and
(3)establishing new clients in the proxy voting process, including but not limited to establishing the accounts with Institutional Shareholder Services Inc. (“ISS”), Alger’s proxy voting vendor, ensuring the custodians are sending proxies to ISS, and setting up required client reporting.

Alger receives and considers the recommendations of ISS when voting proxies on behalf of clients. Alger also delegates the mechanics of voting proxies to ISS.
CPA ensures that ISS can vote the proxies of Alger’s clients prior to investing the client assets. Alger provides notification to ISS stating the ISS proxy voting guideline to be used. Alger also instructs the client’s custodian to forward all proxy ballots and notices to ISS.
Alger accesses ISS’s proxy voting through a website that identifies when a proxy vote is due, provides an analysis of each proxy proposal, and indicates how ISS intends to vote the proxy based on its proxy policies. CPA monitors ISS by reviewing upcoming shareholder meetings through this website.
•ISS issues voting recommendations based on pre-determined voting guidelines intended to vote proxies in the clients’ best interests. ISS has developed a variety of different “pre-determined” recommendations based on a client’s or adviser’s particular objectives. Currently, in the absence of client specific direction,
•Alger has instructed ISS to base its recommendations from its Socially Responsible Investment Proxy Voting Guidelines.
•For clients of Alger who are Taft Hartley plans, Alger instructs ISS to base its recommendations from its Taft Hartley Proxy Voting Guidelines if requested by the client.
•Clients may instruct Alger to follow ISS Global Board-Aligned Proxy Voting Policy Statement and Guidelines to exclude socially responsible considerations from proxy voting.
•Clients may have their own specific proxy voting guidelines. For such clients, Alger requests ISS to vote proxies based on the clients’ instructions. Clients may also advise Alger that they will vote proxies for their accounts. For such clients, Alger takes no action with respect to proxy voting.
If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, Alger will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although Alger considers proxy voting to be an important shareholder right, Alger will generally not impede its ability to trade in a stock to vote at a shareholder meeting.
An Alger Portfolio Manager or Analyst may desire to override ISS’s voting recommendation. Such override recommendation must be submitted in writing to the appropriate Chief Investment Officer (“CIO”) of FAM, WC or RI, as applicable, outlining the reasons for the override and confirming that the Analyst or Portfolio Manager has no conflict of interest in connection with the recommendation to override ISS’ recommendation. If the applicable CIO agrees with the override, the recommendation is sent to CPA which will notify ISS of Alger’s override vote. If a conflict does exist, the General Counsel reviews the matter with the applicable CIO and they then jointly determine how to cast the vote. All such determinations are documented by CPA and presented quarterly to Alger’s Compliance & Controls Committee.
Daily, CPA monitors Proxy Alert notifications received from ISS. Alger will review any Proxy Alerts related to material changes or additional information, including errors, to assess if the ISS vote was in compliance with Alger’s voting policy.
On a monthly basis, CPA sends a notice of upcoming shareholder meetings to the Alger Analysts for their review.

On a quarterly basis, CPA verifies that proxies for the previous quarter were voted in accordance with Alger’s policies, procedures, and guidelines. Alger randomly selects one issuer’s voted proxy and one issuer’s prepopulated votes for an upcoming meeting. Alger reviews a sample of the proxy items to ensure that the ISS votes are in compliance with Alger’s proxy voting policy for each client that hold the security. A certification from ISS and the result of the sampling is presented to Alger’s Compliance & Controls Committee reporting the voting activity from the previous quarter.
On an annual basis, CPA confirms with ISS which issuer proxy votes were say-on-pay matters that require Form N-PX filings. Once confirmed, CPA ensures that the Form N-PX reports are filed with the SEC by the regulatory August 31st deadline.
Alger or ISS, on Alger’s behalf, maintains records of proxy statements received, votes cast on behalf of clients, client requests for proxy voting information, and documents prepared by the respective investment adviser that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS provides such records to Alger promptly upon Alger’s request.
Conflicts of Interest
When issuing vote recommendations and casting proxy votes in accordance with its pre-determined proxy voting guidelines, ISS also discloses any conflicts of interest it has with the issuer of such securities that are the subject of its recommendation. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, it may recuse itself from voting proxies. In such cases, Alger instructs ISS how to vote. When ISS does not recuse itself, but still discloses a conflict, Alger reviews ISS’s disclosure regarding such conflict. When such relationship involves a payment to ISS of $250,000 or more,
Alger reviews ISS’s voting to ensure adherence to the pre-determined proxy voting guidelines and considers whether ISS’s recommendation is in its clients’ best interests.
Moreover, Alger regularly considers the robustness of ISS’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest.
Client Disclosure
Alger provides its clients with a general description of its proxy guidelines. Such description of its proxy voting guidelines can be found in Alger’s Form ADV and in Appendix A below. For U.S. registered fund shareholders, a description of Alger’s proxy voting guidelines can be found in the applicable fund’s Statement of Additional Information. Further, Alger informs clients, upon request, of Alger’s actual proxy voting policies and procedures, and how Alger voted their proxies. CPA maintains this policy online at www.alger.com.
How to Obtain Further Information
For U.S. registered fund shareholders, Alger’s voting record is available at www.alger.com. For separate accounts clients, please contact your Client Service Manager (212) 806-8800.

Appendix A
SRI Advisory Services Proxy Voting Policy Statement and Guidelines
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

Taft-Hartley Advisory Services Proxy Voting Policy Statement and Guidelines
This statement sets forth the proxy voting policy of ISS’ Taft-Hartley Advisory Services. The Taft-Hartley Proxy Voting Guidelines are designed for investors who take a worker-owner view of long-term corporate value. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940.
ISS is a registered investment adviser under the Investment Advisor Act of 1940. Taft-Hartley Advisory Services will make voting recommendations for the proxies of its clients under these guidelines solely considering the guidelines and the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. ISS’ Taft-Hartley Guidelines takes as one frame of reference the AFL-CIO Proxy Voting Guidelines. ISS regularly solicits feedback on the Taft-Hartley Guidelines from its subscribers and revises the guidelines as events warrant in order to remain in conformity with its subscribers’ view of responsible corporate governance practices.
Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis and make its voting recommendations informed by the guidelines set out below. These guidelines are not intended to be exhaustive.

Global Board-Aligned Proxy Voting Policy Statement and Guidelines
ISS’ Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds many foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers' board recommendations for voting on environmental and social matters.
On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on a range of widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board's recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Although board diversity is a widely accepted factor in assessing board composition and good standards of corporate governance in many markets globally and for many investors, the Global Board-Aligned Policy excludes consideration of board diversity, or any lack thereof, in determining vote recommendations under the policy, taking the approach that the consideration of such matters is the responsibility of the board.
Details of the full policy are as further described in these guidelines.

HOTCHKIS & WILEY
Proxy Policy
March 2025

OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long-term shareholder value.
There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.
OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.
Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).
Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.
If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.
Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.
Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.
Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.
Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.
CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when voting proxies. In general, when a conflict presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.
Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.
Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.
VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.
These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.
•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters
Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.
Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.
We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage, but do not require, companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.
Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.
Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.
Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.
Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.
Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.
Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.
Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.
Environmental and Social Matters
We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (“SASB”) recommendations.
In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.
Environmental Issues
Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.

Energy Efficiency
We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.
Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.
Social Issues
Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.
Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.
Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.
Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.
Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.
Shareholder Rights
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.
Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.
One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.
Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.
Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.
Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.
Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.
Capital and Restructuring
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.
Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.
Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.
Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.
We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.
And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.
Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.
Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.
Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.
Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.
Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

LOS ANGELES CAPITAL
Proxy Policy
Rev. February 20, 2025

I.		Introduction	3
II.		Proxy Policy Statement	3
	A.	Proxy Voting Guidelines	3
	B.	Limitations	4
	C.	Special Considerations	4
III.		Responsibility and Oversight	5
IV.		Proxy Voting Procedures	5
	A.	Materiality	5
	B.	Conflicts of Interest	5
	C.	Disclosure	6
	D.	Recordkeeping	6

I.Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) ‐ 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.
II.Proxy Policy Statement
Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third‐party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines1, as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.
A.Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.
Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.
In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis recommendation provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).
Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.
It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.
1 https://www.glasslewis.com/voting-policies-current/

B.Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
•Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.
•Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
•Where in the Firm’s judgement the unjustifiable costs2 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
•Where a required Power of Attorney is not on file or it is not feasible to get one on file.
•Where a meeting involves an issuer or transaction with a relevant U.S. or non U.S. sanctioned entity or individual.
C.Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines. Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.
ERISA Accounts
The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.
Securities Lending Program
Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.
2 The Department of Labor has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

III.Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.
In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.
Los Angeles Capital’s Operations Department handles the day-to-day administration of the proxy voting process.
IV.Proxy Voting Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub-adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub‐advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.
A.Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B.Conflicts of Interest
Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.
If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.

If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.
C.Disclosure
Los Angeles Capital will provide clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.
Los Angeles Capital generally will not disclose how it has voted or intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such voting information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client for such client's account, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.
D.Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.
ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.

T. ROWE PRICE ASSOCIATES, INC.
AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
February 2026

RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15%aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

VAUGHAN NELSON INVESTMENT MANAGEMENT
Investment Adviser Policies and Procedures Manual
Proxy Voting Policies and Procedures
Revised September 2025

Introduction
Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:
a)Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;
b)Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and
c)Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.
Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) has created a Proxy Voting Policy, Procedures and Guideline which are reasonably designed to ensure proxies are voted in the best interest of our clients, are in compliance with Rule 206(4)-6 and address the areas noted by the U.S. Securities and Exchange Commission (“SEC”) in Staff Legal Bulletin 20 as well as guidance issued from time to time by the SEC. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.
A.Proxy Voting Policy
Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Vaughan Nelson as investment adviser. Vaughan Nelson has adopted and implemented Proxy Voting Policies and Procedures (“Policy and Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Vaughan Nelson’s fiduciary duty, and all applicable law and regulations. The Policy and Procedures, as implemented by the Vaughan Nelson Proxy Voting Committee (PVC), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), with the objective of protecting shareholder interests and maximizing shareholder value.
Vaughan Nelson has also created a Proxy Voting Guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline, the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.
Vaughan Nelson uses the services of third parties to provide research, analysis, voting recommendations, and to administer the process of voting proxies for those clients for which Vaughan Nelson has voting authority (collectively the “Proxy Voting Services”). Vaughan Nelson will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Vaughan Nelson unless the Proxy Voting Committee determines that the client’s best interests are served by voting otherwise.

B.General Guidelines
The following general guidelines will apply when voting proxies on behalf of accounts for which Vaughan Nelson has voting authority.
1.Client’s Best Interests. The Policy and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Vaughan Nelson has determined that this means the best investment interest of its clients as shareholders of the issuer. In evaluating our clients’ best interests, Vaughan Nelson considers ESG Matters as part of its investment process. The Procedures are intended to reflect the incorporation and impact of these factors in cases where they are material to the growth and sustainability of an issuer. Vaughan Nelson has established its Policy and Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Vaughan Nelson will vote against proposals that it believes could negatively impact the current or future market value of the issuer’s securities during the expected holding period.
2.Client Proxy Voting Authority. Rather than delegating proxy voting authority to Vaughan Nelson, a client may retain the authority to vote proxies for securities in its account (or delegate voting authority to another party). Vaughan Nelson will honor this instruction as included within the investment management agreement or separately authorized document.
3.Stated Proxy Guideline. In the interest of consistency in voting proxies on behalf of its clients, Vaughan Nelson has adopted a Proxy Guideline that identifies issues where Vaughan Nelson will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; or (c) specifically consider its vote for or against a proposal. However, each vote may be cast differently than the stated guideline, taking into consideration all relevant facts and circumstances at the time of the vote. In cases where the recommendation of the issuer’s management and the Proxy Voting Service are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by- case basis by the Proxy Committee.
4.Abstentions, Limitations and Other Exceptions. Vaughan Nelson’s general policy is to vote rather than abstain from voting on issues presented. However, in the following circumstances Vaughan Nelson may not vote a client’s proxy:
•Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
•International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so
•New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
•Unsupervised Securities – where the firm does not have a basis on which to offer advice
•Unjustifiable Costs – for example, the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g., total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect the vote is expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

•Administrative requirements for voting proxies in certain foreign jurisdictions such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•Securities Not Held on Meeting Date – securities held on ‘record date’ but divested prior to the ‘meeting date’
•The client, as of the record date, has loaned the securities to which the proxy relates and Vaughan Nelson has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.
5.Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Voting Committee, either directly or by application of this Policy and Guideline. All non-routine issues will generally be considered directly by the Proxy Voting Committee and/or, when necessary, the investment professionals responsible for an account holding the security and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to the Guideline unless special factors require that they be considered by the PVC and/or the investment professionals responsible for an account holding the security.
6.Availability of Procedures. Vaughan Nelson includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Vaughan Nelson also provides clients with a copy of its Proxy Voting Procedures.
7.Disclosure of Vote. Vaughan Nelson will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Vaughan Nelson’s policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
8.N-PX reporting. On November 2, 2022, the Securities and Exchange Commission (the “Commission”) adopted amendments to enhance the form used by mutual funds, exchange-traded funds, and certain other registered funds (“funds”) to report information about their proxy votes (“Form N-PX”). The amendments are intended to make these funds’ proxy voting records more usable and easier to analyze, improving investors’ ability to monitor how their funds vote and compare different funds’ voting records. The rulemaking also requires institutional investment managers (“managers”) to report how they voted on executive compensation, or so-called “say-on-pay” matters. Vaughan Nelson worked with its third-party proxy service provider (ISS) to develop these reports in support of the regulation amendments. Funds and managers will be required to file their first annual reports on amended Form N-PX by August 31, 2024, with these reports covering the period of July 1, 2023 to June 30, 2024.

C.Proxy Voting Committee (PVC)
1.Proxy Voting Committee Composition. The Proxy Voting Committee will be composed of a Compliance team member, a Portfolio Manager and other employees of Vaughan Nelson as needed. In the event that any member is unable to participate in a meeting of the Proxy Voting Committee, the member may designate another individual to act on the member’s behalf. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Voting Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Voting Committee will be memorialized electronically.
2.Duties. The Proxy Voting Committee’s specific responsibilities include the following:
•Annually reviewing the Proxy Voting Policies and Procedures to ensure they continue to be reasonably designed to ensure proxy votes are cast in the clients’ best interest.
•Annually reviewing, updating and modifying the Guidelines
•overseeing the vote on proposals according to the predetermined Guideline,
•directing the vote on proposals where there is reason not to vote according to the predetermined Guideline or where proposals require special consideration,
•consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate.
D.Proxy Voting Service (PVS)
Vaughan Nelson intends to use a PVS in a limited capacity to assist the firm with its proxy voting responsibilities and to obtain supplemental research information which will assist the firm in voting some proxy items (i.e., ESG related items, items not addressed in the firm’s proxy voting guideline). The PVS will be used primarily to collect proxy ballots for our clients, provide the firm a platform in which to indicate our vote, provide company research as a point of information to assist our firm with voting and assist our firm in generating proxy voting reports.
Given the different business lines of a PVS, there will be instances where the research received from the PVS might be influenced by a conflict of interest resulting from the PVS’s affiliations or other relationships/engagements the PVS has with an issuer.
Vaughan Nelson will become informed of these conflicts by:
1)Periodically obtaining an updated list of the PVS’s affiliates and a list of its significant relationships with publicly traded issuers that are clients.
Vaughan Nelson will use these lists along with any available on-line tools made available by the PVS to determine if an upcoming proxy vote may present a conflict of interest for the PVS and take that information into consideration if we intend to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.
2)Obtaining a copy of the PVS’s Code of Ethics and Policies and Procedures (or similar document) to ensure they address the topic of conflicts of interest with their employees and have processes in place to mitigate any issues.
3)Reviewing for indications of conflict for each proxy to be voted.
Vaughan Nelson will perform a third party service provider review of the PVS on an annual basis to determine whether the PVS: a) has been the subject of any inquiries, subpoenas, investigations or penalties by the SEC or any other regulator; b) has the capacity and competency (i.e. staffing, technology) to adequately analyze matters and provide its services; c) has appropriate disclosure regarding the source of information and methodologies used in formulating recommendations; d) has an effective process for seeking timely input from issuers and clients regarding its voting policies, methodologies, peer group construction, identifying and addressing conflicts of interest; e) has a process to correct material deficiencies in the issuer information or research it has provided

E.Conflicts of Interest
Vaughan Nelson has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. When determining the vote on any proposal, the Proxy Committee will not consider any benefit to Vaughan Nelson, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
Vaughan Nelson envisions only rare situations where a conflict of interest would exist or potentially exist between our firm and our clients given the nature of our business, clients, relationship and the types of securities being managed. Notwithstanding, an actual or potential conflict may be resolved in either of the following manners:
•If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline (provided that the pre-determined Guideline involves little or no discretion on the firm’s part);
•Otherwise, the firm will follow the recommendations of the PVS as to how the proxy should be voted. However, if the conflict of interest is a result of the PVS’ affiliations or other lines of business, then the firm will take that information into consideration if the firm intends to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.
Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company (Natixis), is restricted from voting the shares it has invested in banking entities on behalf of its clients in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding voting shares of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct the PVS, an independent third party, to vote the proxies in line with their recommendation.
F.Recordkeeping
Vaughan Nelson or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Vaughan Nelson that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Vaughan Nelson’s written response to any (written or oral) client request for such records. Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Vaughan Nelson.
G.Proxy Voting Procedures
The procedures to be performed by a Compliance Individual (CI), the firm’s Proxy Administrator (PA) and, as needed, the Proxy Voting Committee (or representative thereof) in the execution of our proxy voting duty to clients will be as follows:
Client account Setup/Reconciliation
1.New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist. This document details the proposed scope of Vaughan Nelson’s proxy voting responsibilities and summarizes the processes used to vote proxies on behalf of a client if the client delegates the proxy voting responsibility to Vaughan Nelson.
2.At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities, if so desired.
3.The PA will arrange for client proxy material to be forwarded to the PVS for voting.

4.Vaughan Nelson uploads an automated FTP position file each day (on a settlement date basis) detailing all the securities held on behalf of our clients. The PVS will reconcile the daily file uploaded against their records and inform us if there are any account discrepancies. VN will research the reason for any account discrepancies in a timely manner.
5.The PVS will match the proxy material they receive for the accounts listed in the daily FTP position file and follow up with any custodian that has not forwarded proxies within a reasonable time.
Securities Lending
In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.) if it is determined that it is in the client’s best interest. In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.
Voting Process
1.The PA will log into the PVS system daily to review the proxy meetings that need to be voted. The PA has developed a desk top procedure help track the upcoming proxy meetings to ensure that all proxies are voted in a timely manner and none are missed.
2.While the PVS system provides a monthly view of upcoming proxy meetings, sometimes the research materials are not immediately available. Through web access and the PVS system, the PA is able to determine for each security its record date, meeting date and whether the PVS has completed proxy research on the security.
3.Once the PVS research reports are available for a proxy meeting, the meeting is ready to be voted. At such time, the PA will review our internal positions/holdings report detailing the shares held of the security for our clients and compare it for reasonableness to the positions/holdings report provided by the PVS. Sometimes, share discrepancies exist because a client might have shares on loan or because clients have opted to retain the responsibility to vote their own proxies. Although Vaughan Nelson relies mainly on account reconciliations (instead of share reconciliations) to ensure proxies are being voted, the PA will research certain share discrepancies as detailed in the PA’s desk top procedures.
4.Download the PVS proxy research for each security and save it to a shared drive to be used by the CI if needed.
5.The PA will provide the CI with a copy of the voting form and provide a description of any conflict of interest for the company flagged by the PVS system.
6.The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form. The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.
a)If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.
b)If issues exist for which a case-by-case review must be made the package is forwarded to the PVC. The PVC will review the information within the package and any other necessary information in order to formulate the vote to be cast. If necessary, the proxy item(s) will be forwarded to the appropriate Portfolio Manager for input. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and a member of the PVC or the Portfolio Manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

c)As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm(if the PVS has no conflict), or 3) If both VN and the PVS have a conflict of interest, then this will be documented and taken into consideration when determining how the vote will be cast in the client’s best interest . By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by a member of the PVC. The package will then be returned to the PA for voting.
7.Through the software interface with the PVS the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.
8.The PVS will then process the vote with the issuer on behalf of the firm.
Review of User Access
1.Vaughan Nelson will monitor and perform at least annually a formalized review of the user access for the PVS system, to ensure that all users with associated permissions are up to date.
2.The CI will identify the current users who are granted access for proxy voting purposes. An email will be sent by the CI to the PVS administrator, asking to confirm what individuals currently have access rights.
3.Upon receipt, the CI will save the file with response provided to the shared drive and perform a reconciliation of the PVS list for accuracy. The reconciliation should include verifying any changes in personnel, which would require updates to user access in the PVS system. The CI will communicate and provide email correspondence back to the PVS administrator on any user access additions or removals, if necessary.
4.Documents and responses will be saved to the shared drive, which include the date of review undertaken.
5.Reconciliation of user access will be performed by the CI, on an as needed basis for individuals joining the firm, or who have left the firm.
6.Evidence of user access review will be kept in an organized location, and as confirmation for 206(4)-7 annual user access testing.

Victory Capital
H-12 Proxy Voting
June 30, 2024

BACKGROUND AND RISKS
Voting rights associated with security ownership are closely related to the discretionary asset management services VCM provides to its clients. Therefore, VCM should be capable of accepting and exercising voting authority on behalf of clients with the same standard of care, skill, prudence, and diligence it is subject to when exercising its investment authority on behalf of clients. Further, in order to exercise voting authority on behalf of clients, VCM must comply with Rule 206(4)-6 of the Advisers Act (the “proxy rule”) and Rule 14Ad-1 of the Securities and Exchange Act of 1934 (the “proxy reporting rule”). The proxy rule requires VCM to adopt and implement written policies and procedures designed to ensure it votes securities in the best interest of clients including managing material conflicts of interest between VCM and its clients, to disclose to clients a summary of its proxy voting policies and procedures, how they may obtain a copy of these procedures, and information about how VCM voted their securities. The proxy reporting rule requires certain investment managers to report their proxy voting record annually on Form N-PX with respect to certain votes on executive compensation.
Inability to accept and exercise voting authority on behalf of clients or failure to comply with the proxy rule or proxy reporting rule could result in violations of securities law, breach of fiduciary duty, client harm, or damage to VCM’s reputation.
POLICY
VCM will establish policies and procedures and retain resources necessary to ensure it is capable of exercising voting authority on behalf of clients according to the same standard of care with which it exercises investment authority. Because VCM will exercise voting authority, it will comply with the proxy rule and the proxy reporting rule and must vote securities in the best interest of clients.
For purposes of this policy, voting in the best interest of clients means using complete and accurate information to vote with the objective of increasing the long-term economic value of client assets. Similar to investment decision making, voting decisions are qualitative in nature and VCM will consider a variety of factors to arrive at vote decisions. Further a voting decision in the same security may be different between clients for the same reasons VCM clients are invested in different securities. For example, client agreements, investment strategies, or specific investment franchise views on ballot proposals may cause the same security to be voted in a different manner across VCM’s client base.
VCM will vote all securities over which it has authority, provided the client has voting rights and there is sufficient time and information available to make informed decisions. VCM will take reasonable steps to obtain appropriate and timely information.
In situations where voting may impact the ability to trade a security (e.g., shareblocking), VCM will not vote unless it determines that voting is in a client’s best interest.
For a copy of the guidelines (as defined below) please visit VCM’s website at https://investor.vcm.com/policies. To obtain information on specific proxies voted by VCM, clients may contact their VCM client manager or email an inquiry to client_service_team@vcm.com.
VCM will create, maintain, and retain appropriate records related to voting client securities.
LIST OF REQUIRED CONTROLS
•Proxy Voting Committee (the “committee”)
•Client Investment Management Agreements (“IMAs”)
•Third-party proxy firm (“proxy firm”)
•M-19 Vendor Due Diligence and Oversight (“vendor oversight policy”)
•Proxy voting guidelines
•Annual committee guideline review
•Form ADV, Part 2A
•M-13 Record Retention and Destruction, Appendix A (“recordkeeping requirements”)

CONTROL IMPLEMENTATION PROCEDURES
•The committee will consist of members with experience related to the functional areas applicable to voting client securities including responsible investing, investment management, operations, and compliance. The committee is responsible for exercising VCM’s fiduciary responsibilities related to voting client securities including voting in the best interests of clients and identifying and managing conflicts of interest. The committee will be active, keep a charter, and maintain records that demonstrate adequate execution of its responsibilities.
•When a client enters into an advisory relationship with VCM, proxy voting roles and responsibilities between the client and VCM will be fully disclosed. Responsibilities delegated to VCM will be communicated to the committee and the committee will be responsible for implementing voting requirements in accordance with each IMA.
•In order to support its fiduciary duty related to voting client securities and comply with the proxy rule and proxy reporting rule, VCM will retain, and the committee will oversee a third-party proxy advisory firm (“proxy firm”) to provide both administrative and advisory services related to voting client securities. In relation to the proxy reporting rule, the proxy firm will provide draft filings in the appropriate format. The Business Owner of this policy is responsible for ensuring the accuracy of the filing. The Compliance Owner is responsible for ensuring the report is filed in a timely manner and complies with the proxy reporting rule. Selection and ongoing oversight of the proxy firm will be conducted in accordance with the vendor oversight policy. The Sponsor, as defined in the vendor oversight policy, must be a member of the committee. Currently, VCM retains Institutional Shareholder Services Inc. as its proxy firm.
•The committee will adopt written proxy voting guidelines authored by the proxy firm (“guidelines”). These guidelines can be used as standing instructions on how the proxy firm must vote ballots provided that the committee must:
◦Have the ability to customize the guidelines.
◦Retain the ability to override the guidelines on individual ballot proposals at the client level.
◦Review the guidelines at least annually, implement customizations based on this review, and submit a written memo to the compliance committee documenting the results of the annual review that includes the name of the proxy firm, links to the specific guidelines adopted, and a description of customizations made.
◦Make the memo available to clients upon request.
•The purpose of the guidelines is 1) to benefit from the specialized expertise related to voting securities provided by the proxy firm and to provide an independent source to resolve conflicts of interest identified between VCM and its clients. For the first purpose, the committee will take into account the guidelines but will have ultimate responsibility for voting decisions. The committee will, in its discretion, rely on additional sources such as portfolio manager input to ensure the voting decisions it makes are in the best interest of specific clients. If the guidelines are silent on any pending ballot proposal, the committee will exercise its voting responsibility with due care and document the rationale for the vote decision. For the second purpose, if the committee identifies a conflict of interest between VCM and clients, the committee must vote in accordance with the guidelines unless the rationale for deviating from guidelines has unanimous consent from the committee and is put in writing, including an analysis of how the conflict of interest is eliminated, mitigated, or disclosed.

•The proxy firm will provide technology-based platform that provides operational controls over voting securities that include, at minimum, ballot reconciliation, casting complete ballots in a timely manner and in accordance with adopted written guidelines, ability to adjust or override a vote based on committee input, and reporting capabilities that support compliance with the proxy reporting rule and VCM’s need to oversee the proxy firm and report internally and externally. The committee is responsible for ensuring these controls are operating as intended though must, at minimum, develop reporting designed to ensure all eligible client accounts are properly set up and configured on the proxy firm’s platform and that the proxy firm is voting securities in accordance with the guidelines and this policy. Such reports should be reviewed by the committee at regular intervals and any exceptions should be referred to the LCR department.
•The disclosures required under the proxy rule will be contained in VCM’s Form ADV, Part 2A and will be delivered to clients at the time and frequency required by regulation.
•The committee will be familiar with the recordkeeping requirements related to voting client securities and will maintain records and ensure the proxy firm maintains records for the required periods.

Compliance Policy Executive Summary
Policy Name:	H-12 Proxy Voting Policy
Applicability:	Victory Capital Management Inc. (“VCM”)
Category:	Investments - General
Compliance Owner:	Chief Compliance Officer, VCM
Business Owner:	Director Responsible Investment, VCM
Effective Date:	June 30, 2024
Executive Summary:	Policy and procedures governing the voting of client securities

WESTFIELD CAPITAL MANAGEMENT
Proxy Voting
March 2025
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
▪oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
▪ensure required proxy records are retained according to applicable rules and regulations and internal policy;
▪distribute proxy reports prepared by the vendor for internal and external requests;
▪review the proxy policy and voting guidelines at least annually; and
▪identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.

Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
▪company name
▪meeting agenda
▪how the account voted on each agenda item
▪how management recommended the vote to be cast on each agenda item
▪rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
•a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
•electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•records of each vote cast for eachclient;
•documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•written reports to clients on proxy voting and all client requests for information and Westfield’s response;
•disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

ISS
UNITED STATES
Concise Proxy Voting Guidelines
Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2025
Published January 15, 2025
WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:
▪Independent directors comprise 50 percent or less of the board;
▪The non-independent director serves on the audit, compensation, or nominating committee;
▪The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•Medical issues/illness;
•Family emergencies; and
•Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
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1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Overboarded Directors: Generally vote against or withhold from individual directors who:
▪Sit on more than five public company boards; or
▪Are CEOs of public companies who sit on the boards of more than two public companies besides their own - withhold only at their outside boards4.
Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.5 An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
▪The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
▪Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪Rationale provided in the proxy statement for the level of implementation;
▪The subject matter of the proposal;
▪The level of support for and opposition to the resolution in past meetings;
▪Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪Other factors as appropriate.
▪The board failed to act on takeover offers where the majority of shares are tendered;
▪At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
▪The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪The company's response, including:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
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4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
▪The company has a poison pill with a deadhand or slowhand feature5F ;
▪The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders.7
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
•The trigger threshold and other terms of the pill;
•The disclosed rationale for the adoption;
•The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
•A commitment to put any renewal to a shareholder vote;
•The company's overall track record on corporate governance and responsiveness to shareholders; and
•Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights 7F .
Exceptions to this policy will generally be limited to:
▪Newly-public companies8F with a sunset provision of no more than seven years from the date of going public;
▪Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
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6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
▪Supermajority vote requirements to amend the bylaws or charter;
▪A classified board structure; or
▪Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
▪The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
▪The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪The company's ownership structure;
▪The company's existing governance provisions;
▪The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
▪Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
▪Classified the board;
▪Adopted supermajority vote requirements to amend the bylaws or charter;
▪Eliminated shareholders' ability to amend bylaws;
▪Adopted a fee-shifting provision; or
▪Adopted another provision deemed egregious.
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8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
▪The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
▪A classified board structure;
▪A supermajority vote requirement;
▪Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪The inability of shareholders to call special meetings;
▪The inability of shareholders to act by written consent;
▪A multi-class capital structure; and/or
▪A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
▪The presence of a shareholder proposal addressing the same issue on the same ballot;
▪The board's rationale for seeking ratification;
▪Disclosure of actions to be taken by the board should the ratification proposal fail;
▪Disclosure of shareholder engagement regarding the board’s ratification request;
▪The level of impairment to shareholders' rights caused by the existing provision;
▪The history of management and shareholder proposals on the provision at the company’s past meetings;
▪Whether the current provision was adopted in response to the shareholder proposal;
▪The company's ownership structure; and
▪Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
▪The non-audit fees paid to the auditor are excessive;
▪The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
▪Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices; or
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
▪The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
▪The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10 generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
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10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :
▪Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪Board governance measures;
▪Corporate strategy;
▪Risk management analyses; and
▪Metrics and targets.
▪Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
▪Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
▪Failure to replace management as appropriate; or
▪Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
▪Long-term financial performance of the company relative to its industry;
▪Management’s track record;
▪Background to the contested election;
▪Nominee qualifications and any compensatory arrangements;
▪Strategic plan of dissident slate and quality of the critique against management;
▪Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
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11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
▪The scope and rationale of the proposal;
▪The company's current board leadership structure;
▪The company's governance structure and practices;
▪Company performance; and
▪Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
▪A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪Evidence that the board has failed to oversee and address material risks facing the company;
▪A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Shareholder Rights & Defenses
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
▪Shareholders' current right to act by written consent;
▪The consent threshold;
▪The inclusion of exclusionary or prohibitive language;
▪Investor ownership structure; and
▪Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
▪An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
▪A majority vote standard in uncontested director elections;
▪No non-shareholder-approved pill; and
▪An annually elected board.
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12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
▪Shareholders’ current right to call special meetings;
▪Minimum ownership threshold necessary to call special meetings (10 percent preferred);
▪The inclusion of exclusionary or prohibitive language;
▪Investor ownership structure; and
▪Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
▪Scope and rationale of the proposal; and
▪Concerns identified with the company’s prior meeting practices.
Capital/Restructuring
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
▪If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
▪The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪The company has a non-shareholder approved poison pill (including an NOL pill); or
▪The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
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13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
▪In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
▪twice the amount needed to support the transactions on the ballot, and
▪the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
▪Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
▪Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
▪Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
▪Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices; or
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
▪There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
▪The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1.Peer Group.15 Alignment:
▪The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
▪The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
▪The ratio of performance- to time-based incentive awards;
▪The overall ratio of performance-based compensation to fixed or discretionary pay;
▪The rigor of performance goals;
▪The complexity and risks around pay program design;
▪The transparency and clarity of disclosure;
▪The company's peer group benchmarking practices;
▪Financial/operational results, both absolute and relative to peers;
▪Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay17 compared to grant pay; and
▪Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
▪Problematic practices related to non-performance-based compensation elements;
▪Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
▪Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪Extraordinary perquisites or tax gross-ups;
▪New or materially amended agreements that provide for:
▪Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
▪CIC excise tax gross-up entitlements (including "modified" gross-ups);
▪Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪Liberal CIC definition combined with any single-trigger CIC benefits;
▪Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
▪Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
▪Any other provision or practice deemed to be egregious and present a significant risk to investors.
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17 ISS research reports include realizable pay for S&P1500 companies.

The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
▪Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪Duration of options backdating;
▪Size of restatement due to options backdating;
▪Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
▪Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
▪Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.
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18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

▪Plan Features:
•Quality of disclosure around vesting upon a change in control (CIC);
•Discretionary vesting authority;
•Liberal share recycling on various award types;
•Lack of minimum vesting period for grants made under the plan;
•Dividends payable prior to award vesting.
▪Grant Practices:
▪The company’s three-year burn rate relative to its industry/market cap peers;
▪Vesting requirements in CEO's recent equity grants (3-year look-back);
▪The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
▪Whether the company maintains a sufficient claw-back policy;
▪Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
▪Awards may vest in connection with a liberal change-of-control definition;
▪The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
▪The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪The plan is excessively dilutive to shareholders' holdings;
▪The plan contains an evergreen (automatic share replenishment) feature; or
▪Any other plan features are determined to have a significant negative impact on shareholder interests.
Social and Environmental Issues
Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
▪If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
▪If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
▪Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
▪The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;

▪If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
▪If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19 taking into account the completeness and rigor of the plan.
Information that will be considered where available includes the following:
▪The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪Whether the company has sought and received third-party approval that its targets are science-based;
▪Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪Whether the company’s climate data has received third-party assurance;
▪Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪Whether there are specific industry decarbonization challenges; and
▪The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
▪The completeness and rigor of the company’s climate-related disclosure;
▪The company’s actual GHG emissions performance;
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
_______________________
19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

▪Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure compared to industry peers; and
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
▪The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure is comparable to that of industry peers; or
▪There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
▪Whether the company provides disclosure of year-over-year GHG emissions performance data;
▪Whether company disclosure lags behind industry peers;
▪The company's actual GHG emissions performance;
▪The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
▪The company’s established process or framework for addressing racial inequity and discrimination internally;
▪Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
▪Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
▪Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
▪The company’s track record in recent years of racial justice measures and outreach externally; and
▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company's approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
▪The scope and prescriptive nature of the proposal;
▪The company's current level of disclosure regarding its environmental and social performance and governance;
▪The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
▪Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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© 2025 | Institutional Shareholder Services and/or its affiliates

ISS
UNITED STATES
TAFT-HARTLEY PROXY VOTING GUIDELINES
2025 Executive Summary
Published January 17, 2025
WWW.ISSGOVERNANCE.COM

Introduction	3
Board of Directors	4
Voting on Director Nominees in Uncontested Elections	4
Board Size	5
Board Diversity	5
Majority Threshold Voting Requirement for Director Elections	5
Cumulative Voting	5
Shareholder Access to the Proxy	6
Takeover Defenses / Shareholder Rights	6
Poison Pills	6
Proxy Contests — Voting for Director Nominees in Contested Elections	6
Capital Structure	7
Increase Authorized Common Stock	7
Reverse Stock Splits	7
Dual Class Structures	7
Preferred Stock Authorization	7
Share Repurchase Programs	8
Auditor Ratification	9
Auditor Independence	9
Mergers, Acquisitions, and Restructurings	10
Mergers and Acquisitions	10
Reincorporation	10
Executive Compensation	11
Equity Incentive Plans	11
Options Backdating	11
Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)	11
Golden Parachutes	12
Proposals to Limit Executive and Director Pay	12
Corporate Responsibility & Accountability	13
Corporate and Supplier Codes of Conduct	13
Greenhouse Gas Emissions	13
Sustainability Reporting and Planning	13
Hydraulic Fracturing	14
Workplace Practices and Human Rights	14
Environmental Justice	14
Just Transition	14

Introduction
The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.
Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.
The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”
The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
▪Corporate policies that affect job security and wage levels;
▪Corporate policies that affect local economic development and stability;
▪Corporate responsibility to employees, communities, and the environment; and
▪Workplace safety and health issues.
Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.
Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.
Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft-Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Board Size
While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.
Board Diversity
Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company's board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.
Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.
Majority Threshold Voting Requirement for Director Elections
Taft-Hartley fiduciaries believe shareholders should have a greater voice regarding the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.
Cumulative Voting
Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

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1 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Shareholder Access to the Proxy
Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.
Poison Pills
Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.
Proxy Contests — Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with several considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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2 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Capital Structure
Increase Authorized Common Stock
Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).
Reverse Stock Splits
Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company's stock on the national stock exchanges, or if there is substantial doubt about the company's ability to continue as a going concern without additional financing.
Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.
Dual Class Structures
Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.
Preferred Stock Authorization
Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Share Repurchase Programs
While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.
For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

Auditor Ratification
Auditor Independence
Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.
Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Mergers, Acquisitions, and Restructurings
Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.
Mergers and Acquisitions
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Reincorporation
For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company's governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

Executive Compensation
Equity Incentive Plans
Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.
Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.
Options Backdating
Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.
Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, or the board exhibits a significant level of poor communication and responsiveness to shareholders.
Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Golden Parachutes
Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will evaluate golden parachutes compensation and shareholder proposals to have all golden parachute agreements submitted for shareholder ratification on a case-by-case basis, consistent with Taft- Hartley Advisory Services' policies on problematic pay practices related to severance packages.
Proposals to Limit Executive and Director Pay
Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals, and performance.

Corporate Responsibility & Accountability
Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.
Corporate and Supplier Codes of Conduct
Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.
Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.
Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company's human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.
Greenhouse Gas Emissions
Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat.
Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.
Sustainability Reporting and Planning
The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility, and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.
Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing
Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies.
Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.
Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.
Workplace Practices and Human Rights
Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.
Environmental Justice
Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change. Taft-Hartley Advisory Services generally supports shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.
Just Transition
Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks. Taft-Hartley Advisory Services generally supports shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

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SRI PROXY VOTING GUIDELINES
2025 Executive Summary

ISS
UNITED STATES
SRI PROXY VOTING GUIDELINES
2025 Executive Summary
Published January 17, 2025
WWW.ISSGOVERNANCE.COM

Introduction	3
Management Proposals	4
Board of Directors	4
Board Responsiveness	5
Auditors	5
Takeover Defenses / Shareholder Rights	5
Miscellaneous Governance Provisions	5
Capital Structures	6
Executive and Director Compensation	6
Mergers and Corporate Restructurings	6
Mutual Fund Proxies	7
Shareholder Proposals	7
Shareholder Proposals on Corporate Governance and Executive Compensation	7
Shareholder Proposals on Social and Environmental Topics	7

Introduction
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies as our frame of reference. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as a voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Management Proposals
Board of Directors
Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.
Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2 Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it has been determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist and where boards have not been accountable or responsive to their shareholders.

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1 Underrepresented gender identities include directors who identify as women or as non-binary.
2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm if the request includes a timetable of five years or more.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.
Executive and Director Compensation
The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures.
Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.
Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.
Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.
Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, animal welfare, and public safety.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
▪The number and variety of shareholder resolutions on social and environmental issues has increased;
▪Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management's oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.
G E T S T A RT E D W I TH IS S S O L U TI O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.
Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on
ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

SUSTAINABILITY PROXY VOTING GUIDELINES

ISS
UNITED STATES
SUSTAINABILITY PROXY VOTING GUIDELINES
2025 Executive Summary
Published January 17, 2025
WWW.ISSGOVERNANCE.COM

Introduction	3
Management Proposals	4
Board of Directors	4
Board Responsiveness	5
Auditors	5
Takeover Defenses / Shareholder Rights	5
Miscellaneous Governance Provisions	5
Capital Structures	6
Executive and Director Compensation	6
Mergers and Corporate Restructurings	6
Mutual Fund Proxies	6
Shareholder Proposals	7
Shareholder Proposals on Corporate Governance and Executive Compensation	7
Shareholder Proposals on Social and Environmental Topics	7

Introduction
ISS' Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.
Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.
Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Management Proposals
Board of Directors
ISS' Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.
Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
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1 Underrepresented gender identities include directors who identify as women or as non-binary.
2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Board Responsiveness
Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders.
Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.
Executive and Director Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.
Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, and public safety.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company.
Among the reasons for this change are:
▪The number and variety of shareholder resolutions on social and environmental issues has increased;
▪Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.
G E T S T A RT E D W I TH IS S S O L U TI O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.
Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on
ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates